Securities Act File No. 33-49098

Investment Company Act File No. 811-06719

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 157	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 158	[X]

STERLING CAPITAL FUNDS
(Exact Name of Registrant as Specified in Charter)

434 Fayetteville St. Suite 500 Raleigh, NC 27601
(Address of Principal Executive Offices, Zip Code)

Registrant's Telephone Number, including Area Code: (800) 228-1872

James T. Gillespie

Sterling Capital Funds

434 Fayetteville St., Suite 500

Raleigh, NC 27601
(Name and Address of Agent for Service)

With Copies to:

Thomas R. Hiller

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02119

It is proposed that this filing will become effective:

[ ]	immediately upon filing pursuant to paragraph (b);
[ ]	on February 1, 2025 pursuant to paragraph (b);
[X]	60 days after filing pursuant to paragraph (a)(1);
[ ]	on ___________ pursuant to paragraph (a)(1);
[ ]	75 days after filing pursuant to paragraph (a)(2); or
[ ]	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Post-Effective Amendment relates solely to Sterling Capital Mid Cap Relative Value Fund (the “Fund”) and registration of the Fund’s Class R6 Shares and is not intended to amend or supersede any prior filing relating to any other series or class of the Registrant.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION	MARCH 5, 2025

Prospectus

[May 5], 2025

STERLING CAPITAL MID CAP RELATIVE VALUE FUND	CLASS R6: [ ]

Questions?

Call 1-800-228-1872

or your investment representative.

The U.S. Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Sterling Capital Mid Cap Relative Value Fund

Summary

Fund Summaries

Carefully review this important section, which summarizes each Fund’s objectives, fees, principal investment strategies and risks, past performance, management, how to buy and sell fund shares, tax information and payments to broker-dealers.	3	Mid Cap Relative Value Fund

Additional Investment Strategies and Risks

Review this section for additional information on investment strategies and their risks.	9	Mid Cap Relative Value Fund

Fund Management

Review this section for details on the people and organizations who oversee the Funds.	23	The Investment Adviser
	24	Portfolio Managers
	24	The Administrator and Underwriter

Shareholder Information

Review this section for details on how shares are valued, how to purchase, sell and exchange shares, related charges and payments of dividends and distributions.	25	Choosing a Share Class
	26	Pricing of Fund Shares
	26	Purchasing and Adding to Your Shares
	30	Selling Your Shares
	31	General Policies on Selling Shares
	33	Distribution and Shareholder Service (12b-1) Fees
	35	Exchanging Your Shares
	36	Cost Basis Reporting
	36	Market Timing Policies
	36	Dividends, Distributions and Taxes
	39	Additional Information About the Funds

Other Information About the Funds

	41	Financial Highlights

2

Additional Investment Strategies and Risks

Class R6 Shares [   ]

Investment Objective

The Fund seeks long-term capital appreciation.

Fee Table [To be updated by amendment]

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerages commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

Class R6 Shares
Maximum Sales Charge (load) on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (load) (as a % of the lesser of the cost of your shares or their net asset value at the time of redemption)	None
Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class R6 Shares
Management Fees	0.60%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.28%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Fund Operating Expenses	0.89%
Fee Waiver or Expense Reimbursement(2)	0.13%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement(3)	0.76%

(1)	[“Other Expenses” have been estimated for the first year of operations of Fund’s Class R6 shares based on amounts incurred by the Fund during its last fiscal year.]

(2)	The Total Annual Fund Operating Expenses in the table above include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies. Acquired Fund Fees and Expenses are estimated for the year of operations of the Fund's Class R6 Shares based on amounts incurred by the Fund during its last fiscal year. To the extent that the Fund invests in acquired funds, Total Annual Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(3)	[The Fund’s administrator, Sterling Capital Management LLC (“Sterling Capital”), has contractually agreed to waive its administrative fees, pay Fund operating expenses, and/or reimburse the Fund 0.13% of the Class R6 Shares average daily net assets for the period from March 5, 2025 through January 31, 2026. This contractual waiver may be terminated during this period only by the Fund’s Board of Trustees, and will automatically terminate upon termination of the Administration Agreement between the Fund and Sterling Capital.]

Example [To be updated by amendment]

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for the expiration of the current contractual expense limitation on January 31, 2026. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R6 Shares	[ ]	[ ]	[ ]	[ ]

3

Sterling Capital Mid Cap Relative Value Fund

Summary

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turn over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Mid Cap Relative Value Fund’s portfolio turnover rate was 8.96% of the average value of its portfolio.

Strategy, Risks and Performance

Principal Strategy

To pursue its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets in a diversified portfolio of common stock and securities convertible into common stock of mid capitalization (“mid cap”) companies. Mid cap stocks are defined as those companies with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap® Index at the time of investment. As of December 31, 2024, the capitalization range of the Russell Midcap® Index was between $159 million and $172 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell Midcap® Index changes over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns solely because the company’s market capitalization grows or falls outside these ranges. The Fund may also invest in real estate investment trusts (“REITs”), including mortgage REITs, and other real estate-related securities.

Sterling Capital Management LLC (“Sterling Capital”) believes that undervalued companies with good earnings prospects have superior appreciation potential with reasonable levels of risk. Quantitatively, Sterling Capital focuses on a stock’s fundamental valuation relative to its peers. Sterling Capital considers additional quantitative measures, such as earnings momentum and relative price strength. Qualitatively, Sterling Capital seeks to identify business catalysts which will serve to drive future earnings growth, increase investor interest and expand valuation.

Principal Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. You may lose money by investing in the Fund. Below are the principal risks of investing in the Fund.

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a stock market decline or other domestic, regional, or global events. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Mid Capitalization Company Risk: Investments in middle capitalization companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Real Estate-Related Investment and REIT Risk: Real estate-related investments may decline in value as a result of factors affecting the real estate industry. Risks associated with investments in securities of companies in the real estate industry include decline in the value of the underlying real estate, default, prepayment, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which the Fund invests.

Convertible Securities Risk: Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. The market value of convertible securities tends to decline as interest rates increase and may be affected by changes in the price of the underlying security.

4

Additional Investment Strategies and Risks

Investment Style Risk: The possibility that the market segment on which this Fund focuses — mid cap value stocks — will underperform other kinds of investments or market averages. A value stock may decrease in price or may not increase in price as anticipated by the portfolio manager if other investors fail to recognize the company’s value or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Company-Specific Risk: The possibility that a particular stock may lose value due to factors specific to the company itself, including deterioration of its fundamental characteristics, an occurrence of adverse events at the company, or a downturn in its business prospects.

Operational and Technology Risk: Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Focused Investment Risk: Investments focused in asset classes, countries, regions, sectors, industries, or issuers that are subject to the same or similar risk factors and investments whose prices are closely correlated are subject to greater overall risk than investments that are more diversified or whose prices are not as closely correlated.

Management Risk: The risk that an investment technique used by the Fund’s portfolio manager may fail to produce the intended result.

For more information about the Fund’s risks, please see the “Additional Investment Strategies and Risks” section in this Prospectus.

Performance [To be updated by amendment]

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1, 5 and 10 years compared with those of a broad measure of market performance and additional indices that represent the market sectors in which the Fund primarily invests. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.sterlingcapitalfunds.com or by calling 1-800-228-1872.

[Performance presented is for Institutional Shares of the Fund for periods prior to inception of Class R6 Shares. Performance for Class R6 Shares will be included after the share class commences operations. Class R6 Shares would have substantially similar annual returns to Institutional Shares presented herein because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.]

Institutional Shares Annual Total Returns for years ended 12/31(1)

Best quarter:	18.39%	12/31/2020
Worst quarter:	-29.09%	3/31/2020

5

Sterling Capital Mid Cap Relative Value Fund

Summary

Average Annual Total Returns as of December 31, 2024

	1	5	10
	Year	Years	Years
Institutional Shares(1)
Return Before Taxes	9.43%	7.33%	7.77%
Return After Taxes on Distributions	6.13%	4.88%	6.03%
Return After Taxes on Distributions and Sale of Fund Shares	8.16%	5.59%	6.06%
Russell 3000® Index(2)
(reflects no deductions for fees, expenses, or taxes)	23.81%	13.86%	12.55%
Russell Midcap® Value Index
(reflects no deductions for fees, expenses, or taxes)	13.07%	8.59%	8.10%
Bloomberg U.S. Mid Cap Value Index
(reflects no deductions for fees, expenses, or taxes)	12.99%	9.59%	9.10%

(1)	Performance for the Institutional Shares for periods prior to November 16, 2015 is based on the performance of the shares of the Fund’s predecessor, the Stratton Mid Cap Value Fund (the “Predecessor Fund”), which transferred all of its assets and liabilities to the Fund pursuant to a reorganization.

(2)	The Russell 3000® Index is the Fund’s new primary benchmark. Previously, the Fund’s primary benchmark was the Russell Midcap® Value Index, and that index and the Bloomberg U.S. Mid Cap Value Index are now the strategy indices for the Fund. The new primary benchmark represents a broad measure of market performance and has been added to comply with new regulatory requirements.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser

Sterling Capital Management LLC

Portfolio Manager

Andrew T. DiZio, CFA®

Executive Director of Sterling Capital and Portfolio Manager

Since August 2021

(formerly Associate Portfolio Manager from November 2015 - August 2021)

6

Additional Investment Strategies and Risks

Purchase and Sale of Fund Shares

Account and Investor Type	Minimum Initial Investment	Minimum Subsequent Investment
Regular Account
Group Retirement and Benefit Plans and 529 Plans	$0	$0
Eligible Institutional Investors and Accounts	$5,000,000	$0
Other Eligible Investors	$10,000,000	$0
Automatic Investment Plan
Group Retirement and Benefit Plans and 529 Plans	$0	$25
Eligible Institutional Investors and Accounts	$5,000,000	$25
Other Eligible Investors	$10,000,000	$25

Class R6 Shares are available only to eligible group retirement and benefit plans, 529 plans, certain eligible institutional investors and accounts and certain other eligible investors that meet the applicable minimums stated above. Financial intermediaries such as clearing firms or record keepers that expect to receive compensation from a Fund or from Sterling Capital in the form of sub-recordkeeping, sub-transfer agency or other similar service fees are not eligible to purchase R6 Shares. R6 Shares are available for purchase on any business day when the New York Stock Exchange (the NYSE) is open for regular trading. Please contact your financial intermediary, plan administrator or the Funds directly at 1-800-228-1872 for more information regarding purchasing, redeeming and exchanging shares.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan (which may be taxable upon withdrawal).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

7

Additional Investment Strategies and Risks

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8

Additional Investment Strategies and Risks

The investment objective and principal investment strategies of the Fund are described under its “Investment Objective” and “Strategy, Risks and Performance” sections earlier in this Prospectus. The following information supplements the investment objective and principal investment strategies of the Fund and provides additional information regarding non-principal strategies in which the Fund may engage.

Mid Cap Relative Value Fund

— The Fund may invest in foreign securities (including securities of issuers located in emerging markets) through the purchase of American Depositary Receipts (“ADRs”) or the purchase of U.S. traded equity stocks of foreign companies. The Fund will not invest in foreign securities if immediately after a purchase and as a result of the purchase the total value of foreign securities owned by a Fund would exceed 25% of the value of its total assets.

The common stocks in which a Fund invests are of well-established companies that Sterling Capital Management LLC (“Sterling Capital” or the “Adviser”) believes are underpriced based on traditional measures of valuation such as price-to-cash flow and price-to-earnings ratios.

Active Trading — The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. Frequent and active trading may cause adverse tax consequences for shareholders by increasing the amount of the Fund’s realized capital gains, which in turn may result in increased taxable distributions to shareholders, and by increasing the portion of the Fund’s realized capital gains that are short-term capital gains, which when distributed are generally taxable to shareholders that are individuals at ordinary income rates.

Fundamental Policies — Any of the policies identified above as fundamental may only be changed with respect to the Fund by a vote of a majority of the outstanding shares of that Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Large Shareholder Redemptions — To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor) or by a single intermediary on behalf of shareholders (e.g., a 401(k) plan), the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its Fund shares will require the Fund to sell securities at disadvantageous prices or otherwise disrupt the Fund’s operations.

Non-Fundamental Policies — Unless otherwise identified above as fundamental, the investment objectives of the Fund are non-fundamental and may be changed without shareholder approval. Also except as otherwise noted, the investment policies and restrictions described in this Prospectus are also non-fundamental, and may be changed without shareholder approval.

Investing Share Proceeds — On days during which there are net purchases of Fund shares, the Fund must invest the proceeds at prevailing market yields or hold cash. If the Fund holds cash, or if the yield of the securities purchases is less than that of the securities already in the portfolio, the Fund’s yield will likely decrease. Conversely, net purchases on days on which short term yields rise will cause the Fund’s yield to increase. The larger the amount that must be invested or the greater the difference between the yield of the securities purchased and the yield of the existing investments, the greater the impact will be on the yield of the Fund. In the event of significant changes in short term yields or significant net purchases, a Fund retains the discretion to close to new investments. However, a Fund is not required to close, and no assurance can be given that this will be done in any given circumstance.

Temporary Defensive Measures — The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. If deemed appropriate under the circumstances, the Fund may increase its holdings in short-term obligations to up to 100% of its total assets. The Fund may not achieve its investment objective as a result of any such temporary defensive position. Under normal market conditions, the Fund will limit its investment in short-term obligations to 20% of the Fund’s total net assets. Such short-term obligations may include money market instruments and repurchase agreements.

Name Policies

9

Additional Investment Strategies and Risks

To comply with SEC rules regarding the use of descriptive words in a fund’s name, the Fund has adopted a policy of investing at least 80% of its net assets plus any borrowings made for investment purposes in specific types of investments or industries. The Fund’s policy is described in its summary description under the heading “Principal Strategy.” The Fund will not change its name policy without providing its shareholders at least 60 days’ prior written notice. For purposes of the Fund’s 80% policies, the Fund will “look-through” investments in investment companies and will include such investments in its respective percentage totals.

Investment Practices

The Fund invests in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table identifies the securities and techniques the Fund may use as a part of either its principal or non-principal strategy. Equity securities are subject mainly to market risk. Fixed-income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. Following the table is a more complete discussion of risks associated with the securities and investment techniques described below. You may also consult the statement of additional information (“SAI”) for additional details regarding these and other permissible investments.

	Asset- Backed Securities	Common Stock	Convertible Bonds	Delayed Delivery/ When-Issueds	Debt Securities	Derivatives	Emerging Markets	Forward Foreign Currency Contracts	Guaranteed Investment Contracts	High- Yield/ High-Risk Debt Securities	Illiquid Securities	Investment Company Securities
Mid Cap Relative Value Fund		X	X	X	X	X	X	X		X	X	X

10

Additional Investment Strategies and Risks

Investment Grade Bonds	Money Market Instruments	Master Limited Partnerships	Mortgage-Backed Securities	Mortgage Dollar Rolls	Municipal Securities	Non- U.S. Traded Foreign Securities	Preferred Stocks	Real Estate Investment Trusts (REITs)	Restricted Securities	Reverse Repurchase Agreements	Royalty Trusts	Stock Purchase Rights	Trust Preferred Securities	U.S. Government Agency Securities	U.S. Traded Foreign Securities	U.S. Treasury Obligations	Variable and Floating Rate Instruments	Warrants	Zero- Coupon Debt Obligations
X	X					X	X	X				X	X	X	X	X		X

11

Additional Investment Strategies and Risks

Additional Information about the Fund’s Investments

Principal Investments

The following information supplements information regarding some of the instruments in which the Fund may invest as a principal strategy, as described in the Fund’s Principal Strategy.

Common Stock: Shares of ownership of a company.

Convertible Bonds: Bonds that convert to common stock.

Derivatives: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options, (e.g., puts and calls), options on futures, swap agreements, including credit default swaps, some mortgage-backed securities and custody receipts.

Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price. The Fund will sell only covered call and secured put options.

Custody Receipts: Derivative products which, in the aggregate, evidence direct ownership in a pool of securities.

Futures and Related Options: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price.

Stock-Index Options: A security that combines features of options with securities trading using composite stock indices.

Structured Products: Individually negotiated agreements organized and operated to restructure the investment characteristics of an underlying security, involving the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments.

Swaps: An arrangement in which a Fund and another entity agree to exchange the returns (or differentials in rates of return) that would be earned or realized on underlying investments, instruments, rates or other reference obligations. In the case of credit default swaps, the arrangement gives one party (the “buyer”) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if a credit event (e.g., a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer in return for a previously agreed upon payment from the other party (the “seller”), frequently, the par value of the debt security.

Foreign Securities — Non-U.S. Traded: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on non-U.S. exchanges.

Eurodollar Certificates of Deposit (“ECDs”): ECDs are U.S. dollar denominated certificates of deposit issued by branches of foreign and domestic banks located outside the U.S.

Eurodollar Time Deposits (“ETDs”): ETDs are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank.

European Depositary Receipts (“EDRs”): EDRs are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities.

Global Depositary Receipts (“GDRs”): GDRs are depositary receipts structured as global debt issues to facilitate trading on an international basis.

Foreign Securities — U.S. Traded: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade in U.S. markets.

12

Additional Investment Strategies and Risks

American Depositary Receipts (“ADRs”): ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership.

Yankee Bonds, Notes, and Similar Debt Obligations: U.S.-dollar denominated bonds and notes issued by foreign corporations or governments.

Canada Bonds: Issued by Canadian provinces.

Sovereign Bonds: Issued by the government of a foreign country.

Supranational Bonds: Issued by supranational entities, such as the World Bank and European Investment Bank.

High-Yield/High- Risk Debt Securities: High-yield/high-risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody’s). These securities are considered speculative and involve greater risk of loss than investment grade debt securities. Other terms commonly used to describe such securities include “lower rated bonds,” “non-investment grade bonds” and “junk bonds.”

Investment Company Securities: The Fund, each respectively, may invest up to 5% of its total assets in the shares of any one investment company, but may not own more than 3% of the total outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies in the aggregate (collectively, the “3-5-10 Limitations”), except as permitted under the 1940 Act or pursuant to SEC rules described further below. These investment companies may include shares of other investment companies for which the adviser to a Fund or any of its affiliates serves as investment adviser or underwriter. Notwithstanding the foregoing, each Fund may invest in shares of affiliated or unaffiliated money market funds without limit to the extent permitted by its investment strategy, provided that such investments are made in accordance with other provisions of the 1940 Act or applicable SEC rules. The SEC has adopted Rule 12d1-4 under the 1940 Act, which is designed to streamline and enhance the regulatory framework for fund of funds arrangements. In connection with the adoption of Rule 12d1-4, the SEC also rescinded Rule 12d1-2 under the 1940 Act and most fund of funds exemptive orders. Rule 12d1-4 permits each Fund to invest in the securities of other investment companies in excess of the 3-5-10 Limitations subject to certain conditions and to the extent permitted by its investment strategy.

Bear Funds: A fund intended to increase/decrease in value inversely to the stock or equity index to which it relates.

Exchange-Traded Funds (“ETFs”): ETFs, such as Standard & Poor’s Depositary Receipts (“SPDRs”) and NASDAQ-100 Index Tracking Stock (“NASDAQ 100s”), represent ownership interest in long-term unit investment trusts, depositary receipts and other pooled investment vehicles that hold a portfolio of securities or that hold a portfolio of stocks designed to track the price, performance and dividend yield of an index, such as the S&P 500® Index or the NASDAQ-100 Index, or a group of stocks in a particular geographic area. ETFs entitle a holder to receive proportionate cash distributions corresponding to the dividends that accrue to the stocks in the underlying portfolio, less trust expenses. With respect to ETFs that are registered investment companies, the Fund must comply with the 3-5-10 Limitations described above, except that the Fund may invest in certain ETFs in excess of the 3-5-10 Limitations in reliance on Rule 12d1-4 or another statutory or rules exemption, subject to certain conditions and to the extent permitted by its investment strategy.

Investment Grade Bonds: Interest-bearing or discounted securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. These bonds are rated BBB or better by S&P or Baa or better by Moody’s or similarly rated by other NRSROs, or, if not rated, determined to be of comparable quality by the Adviser.

13

Additional Investment Strategies and Risks

Money Market Instruments: Investment grade, U.S.-dollar denominated debt securities that have remaining maturities of one year or less. These securities may include U.S. government obligations, domestic and foreign commercial paper (including variable amount master demand notes), repurchase agreements, certificates of deposit, bankers’ acceptances, demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, bank accounts and other financial institution obligations. Money market instruments may carry fixed or variable interest rates. These investments are limited to those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from at least two NRSROs, or (ii) do not possess a rating (i.e., are unrated) but are determined by the Adviser to be of comparable quality.

Bankers’ Acceptances:  Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.

Certificates of Deposit:  Negotiable instruments with a stated maturity.

Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.

Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date.

Time Deposits:  Non-negotiable receipts issued by a bank in exchange for the deposit of funds.

Preferred Stocks: Equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. These securities generally do not carry voting rights.

Real Estate Investment Trusts (“REITS”): Pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest.

U.S. Government Agency Securities:  Securities issued by agencies and instrumentalities of the U.S. government. These include Fannie Mae and Freddie Mac.

U.S. Treasury Obligations: Bills, notes, bonds, Ginnie Maes, separately traded registered interest and principal securities, and coupons under bank entry safekeeping.

Stripped Obligations: U.S. Treasury Obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or other institution.

Warrants: Securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price.

Non-Principal Investments

The Fund may, but will not necessarily, invest in any instruments listed below as a non-principal strategy, to the extent indicated on the Investment Practices table on pages 10-11 with respect to the Fund.

Delayed Delivery Transactions/Forward Commitments/When-Issueds: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date. Under normal market conditions, the Fund’s obligations under these commitments will not exceed 25% of its total assets.

Illiquid Securities: Illiquid securities are those that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven days or less without the sale or disposition significantly changing the market value of the investment.

Stock Purchase Rights. Instruments that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time.

Trust Preferred Securities: Securities possessing characteristics of both equity and debt issues.

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Additional Investment Strategies and Risks

Investment Risks

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in “Strategy, Risks and Performance” section in the Fund’s summary section. Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain investments and Fund are more susceptible to these risks than others. The Fund is exposed to these risks directly through securities and other investments held directly by the Fund or indirectly through underlying investment companies and ETFs in which the Fund may invest.

Principal Risks

The following includes additional detail regarding principal risks for the Fund.

Company-Specific Risk. The possibility that a particular stock may lose value due to factors specific to the company itself, including deterioration of its fundamental characteristics, an occurrence of adverse events at the company, or a downturn in its business prospects.

Concentration Risk. The risk that a Fund’s concentration in certain investments, or certain sectors, may produce a greater risk of loss than a more diversified mutual fund.

Convertible Securities Risk. Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. The market value of convertible securities tends to decline as interest rates increase and may be affected by changes in the price of the underlying security. Convertible securities are frequently issued with a call feature that allows the issuer to choose when to redeem the security, which could result in a Fund being forced to redeem, convert, or sell the security under circumstances unfavorable to the Fund.

Counterparty Risk. The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation. This could cause a Fund to lose the benefit of a transaction or prevent a Fund from selling or buying other securities to implement its investment strategies.

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises. In addition, the securities in which a Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit-enhanced by the same enhancement provider will increase the adverse effects on a Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect a Fund.

Derivatives Risk. The possibility that a Fund will suffer a loss from its use of derivatives. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Even a small investment in derivatives can have a significant impact on a Fund’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that a Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. Use of derivatives for non-hedging purposes is considered a speculative practice and involves greater risks than are involved in hedging. A Fund’s use of derivatives such as futures transactions and swap transactions involves other risks, such as the credit risk relating to the other party to a derivative contract (which is heightened for over-the-counter swaps and other derivatives as compared to centrally cleared derivatives), the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices. There is also the risk that a Fund may be unable to terminate or sell a derivatives position at an advantageous time or price.

Dividend Risk. Companies that issue dividend-yielding securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

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Additional Investment Strategies and Risks

Estimated Maturity Risk. The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation earlier or later than expected. This may happen when there is a rise or fall in interest rates. These events may shorten or lengthen the duration (i.e., interest rate sensitivity) and potentially reduce the value of these securities.

ETF Risk. The risks associated with the risks of owning the underlying securities the ETF is designed to track. Lack of liquidity in an ETF could result in the ETF being more volatile than the underlying portfolio of securities. In addition, shares of ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and authorized participants may step away from making a market in an ETF’s shares, which could cause a material decline in the ETF’s net asset value. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, the Fund will bear a pro rata portion of the ETF’s expenses. As a result, it may be more costly to own an ETF than owning the underlying portfolio of securities directly.

Fixed Income Market Risk. Fixed income securities markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. During those periods, a Fund may experience increased levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Fixed income securities may be difficult to value during such periods.

Focused Investment Risk. Funds with investments that are focused in particular asset classes, countries, regions, sectors, industries or issuers that are subject to the same or similar risk factors and funds with investments whose prices are closely correlated are subject to greater overall risk than funds with investments that are more diversified or whose prices are not as closely correlated.

A Fund that invests in the securities of a small number of issuers has greater exposure to adverse developments affecting those issuers and to a decline in the market price of particular securities than Funds investing in the securities of a larger number of issuers. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Foreign Currency Transaction Risk. Funds that invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will fluctuate in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Foreign Investment Risk. Risks relating to investments in foreign securities include higher transaction costs, delayed settlements, currency controls, adverse economic developments and possible foreign controls on investment. Foreign investment risk also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar-denominated debt, thereby increasing credit risk. Foreign securities may also be affected by incomplete or inaccurate financial information on companies as well as changes in the political or social conditions and taxation, including confiscatory or withholding taxes, diplomatic relations, embargoes, economic sanctions against a particular country or countries, organizations, entities and/or individuals, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other restrictions and tax regulations in foreign countries. These risks are more significant in emerging markets.

High-Yield/High- Risk Debt Securities. High-yield/high-risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody’s). These securities are considered speculative and involve greater risk of loss than investment grade debt securities. Other terms commonly used to describe such securities include “lower rated bonds,” “non-investment grade bonds” and “junk bonds.”

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Additional Investment Strategies and Risks

Income Risk. The possibility that a Fund’s income from fixed-income securities – and thus its total return – will decline due to falling interest rates. Income risk is generally higher for shorter-term bonds and lower for longer term bonds, because in an environment of falling interest rates as bonds mature a Fund may be forced to invest in lower-yielding securities.

Interest Rate Risk. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and higher for longer-term securities. However, interest rate changes can be sudden and unpredictable, and a Fund may lose money as a result of movements in interest rates. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Generally, an increase in the average maturity of a Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically. Some of the Funds’ debt instruments may be valued, in part, by reference to the relative relationship between interest rates on tax-exempt securities and taxable securities, respectively. When the market for tax-exempt securities underperforms (or outperforms) the market for taxable securities, the value of these investments may be negatively affected (or positively affected). Certain factors, such as the presence of call features, also may cause a particular security invested in by the Funds, or a Fund as a whole, to exhibit less sensitivity to changes in interest rates. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In recent years, the U.S. Federal Reserve and other central banks have raised interest rates in an effort to combat high levels of inflation. These central banks may continue to increase interest rates or, alternatively, decrease them as inflationary and market conditions change. High levels of inflation and/or a significantly changing interest rate environment can lead to heightened levels of volatility and reduced liquidity.

Investment Company Risk. Investing in another investment company or pooled vehicle, including ETFs and business development companies, subjects a Fund to that company’s risks, including the risk that the investment company or pooled vehicle will not perform as expected. As a shareholder in an investment company or pooled vehicle, a Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the investment company’s or pooled vehicle’s expenses, including advisory and administrative fees, and the Fund would at the same time continue to pay its own fees and expenses. Investments in other investment companies may be subject to investment or redemption limitations or special charges, such as redemption fees. To the extent a Fund invests in other investment companies, it is exposed to the risk that the other investment companies or pooled vehicles do not perform as expected.

The Adviser may have an economic incentive to invest a portion of a Fund’s assets in investment companies sponsored or managed by the Adviser or its affiliates in lieu of investments by such Fund directly in portfolio securities, or may choose to invest in such investment companies over investment companies sponsored or managed by others. Similarly, the Adviser may delay or decide against the sale of interests held by a Fund in investment companies sponsored or managed by the Adviser or its affiliates, where it might do otherwise if the Fund were invested in investment companies managed or sponsored by others.

Investment Style Risk. The risk that returns from a particular class or group of stocks (e.g., value, growth, momentum, small cap, mid cap, large cap, real estate) will trail returns from other asset classes or the overall stock market. Groups or asset classes of stocks tend to go through cycles of doing better — or worse — than common stocks in general. These periods can last for as long as several years. Additionally, a particular asset class or group of stocks could fall out of favor with the market, causing a Fund to underperform funds that focus on other types of stocks.

Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

Hedged. When a derivative (an investment whose value is based on a security or index) is used as a hedge against an opposite position that a Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective.

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Additional Investment Strategies and Risks

Speculative. To the extent that a derivative is not used as a hedge, a Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative’s original cost.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of foregoing an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. Liquidity risk may also refer to the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In other circumstances, liquid investments may become illiquid. Liquidity issues may also make it difficult to value the Fund’s investments. The Fund may invest in liquid investments that become illiquid due to financial distress, or geopolitical events such as sanctions, trading halts or wars.

Management Risk. The risk that an investment technique used by a Fund’s portfolio manager may fail to produce the intended result. This includes the risk that the portfolio manager’s assessment of an investment (including a security’s fundamental fair (or intrinsic) value) is wrong. Management risk also includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably for a variety of reasons, including general financial market conditions, changing market perceptions and changes in government intervention in the financial markets. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign and emerging market securities. In addition, a Fund may be subject to inverse market risk, the particular type of market risk associated with investments that are intended to perform when equity markets decline. These investments will lose value when the equity markets to which they are tied are increasing in value. A Fund also may purchase equity securities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equity securities often are more sensitive to changes in future earnings expectations than the market prices of equity securities trading at lower multiples. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have increased and may rise further. The COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect economies, companies and the market in general in ways that cannot necessarily be foreseen at the present time. Changes in interest rates and inflation, political or social developments, including military conflict (such as Russia’s military invasion of Ukraine, conflicts in the Middle East and Asia, and tension between nations such as China and Taiwan), and geopolitical developments (including trading and tariff arrangements, sanctions, and cybersecurity attacks) have occurred and can continue to occur in the future. These events and circumstances could adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

Mid Capitalization Company Risk. Investments in middle capitalization companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Operational and Technology Risk. The Fund is subject to a risk of loss resulting from services provided by service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors could prevent a Fund from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to provide a net asset value (“NAV”) for a Fund or share class on a timely basis.

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Additional Investment Strategies and Risks

In addition, the Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect a Fund and its shareholders, despite the efforts of the Fund and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. Any problems relating to the performance and effectiveness of security procedures used by a Fund or its service providers to protect a Fund’s assets, such as algorithms, codes, passwords, multiple signature systems, encryption and telephone call-backs, may have an adverse impact on an investment in a Fund.

For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems or data within them (a “cyber-attack”), whether systems of a Fund, the Fund’s service providers, counterparties, or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of a Fund, the Fund’s service providers, or other market participants, impacting the ability to conduct the Fund’s operations.

Cyber-attacks, disruptions, or failures that affect a Fund’s service providers or counterparties may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. For example, a Fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Fund’s NAV, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject a Fund or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/ or additional compliance costs. The Fund also may incur substantial costs for cybersecurity risk management in order to guard against any cyber attacks in the future. In addition, the adoption of work-from-home arrangements by the Funds, Sterling Capital or their service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Fund, Sterling Capital or their service providers more susceptible to operational disruptions, any of which could adversely impact their operations. While a Fund and its service providers may establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future.

Similar types of operational and technology risks are also present for issuers of securities or other instruments in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investments to lose value. In addition, cyber-attacks involving a Fund counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber- attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. A Fund cannot directly control any cybersecurity plans and systems put in place by its service providers, Fund counterparties, issuers in which the Fund invests, or securities markets and exchanges. Third parties may also attempt to fraudulently induce employees, customers, third party service providers or other users of the Insurance Companies’ or the Portfolio’s services providers’ respective systems to disclose sensitive information in order to gain access to data and may request ransom payments in exchange for not disclosing client or customer information or restoring access to digital infrastructure or other infrastructure assets. The U.S. federal government has issued public warnings that indicate that infrastructure assets might be specific targets of “cyber sabotage” events, which illustrates the particularly heightened risk for the Insurance Companies, the Portfolio’s service providers and the Portfolio from such events.

Options Risk. There are several risks associated with transactions in options on securities, such as exchange-listed, over-the-counter and index options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid secondary market will exist for any particular option at a particular time, especially when a Fund seeks to close out an option position; as a result, it may be costly to liquidate options. There is also no assurance that a liquid market will exist for any particular option contract at any particular time even if the contract is traded on an exchange. Exchanges may establish daily price fluctuation limits for options contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day, making it impossible for a Fund to enter into new positions or close out existing positions. As a result, a Fund’s access to other assets held to cover the options positions could also be impaired. A Fund may be at risk that the counterparties entering into the option transaction will not fulfill their obligations, particularly if the Fund utilizes over-the-counter options. Because option premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more volatile than investing directly in the underlying securities.

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Additional Investment Strategies and Risks

As the writer of a covered call option, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. As a Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option may only terminate its position by entering into an offsetting option. Once an option writer has received an exercise notice, it cannot effect an offsetting transaction in order to terminate its obligation under the option.

When a Fund writes secured put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, a Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. Also, while a Fund’s potential gain in writing a secured put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, a Fund risks a loss equal to the entire value of the stock.

Preferred Stock Risk. Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Prepayment/Call Risk. The risk that the principal repayment of a security will occur at an unexpected time. Prepayment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will “call” — — or repay — — higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income — — and the potential for taxable capital gains. Further, with early prepayment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Prepayment/ call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity.

Real Estate-Related Investment and REIT Risk. Real estate-related investments may decline in value as a result of factors affecting the real estate industry. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the risk of failing to qualify for the favorable tax treatment granted to REITs under the Internal Revenue Code, and/or to maintain exempt status under the 1940 Act. A Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which the Fund invests.

U.S. Government Securities Risk. The risk associated with securities issued by agencies of the U.S. government such as Fannie Mae or Freddie Mac. Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. Although U.S. government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, or supported by the full faith and credit of the U.S. government, and so involve greater risk than investments in other types of U.S. government securities. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities. Further, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities and may cause the credit rating of the U.S. government to be downgraded. Any uncertainty regarding the ability of the United States to repay its debt obligations, and any default by the U.S. government, would have a negative impact on the Funds’ investments in U.S. government securities.

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Additional Investment Strategies and Risks

Non-Principal Risks

The following are non-principal risks for the Fund.

Commodity Fund Risk. In addition to the risks described under “Investment Company Risk” above, the value of a Fund’s investment in other investment companies that invest in commodity-related securities may be affected by changes in overall market movements or factors affecting a particular industry or commodity and may fluctuate significantly over short periods for a variety of factors, such as drought, floods, weather, livestock disease, armed conflicts, embargoes, tariffs and international economic, political and regulatory developments. Investments linked to the prices of commodities are considered speculative and may be more volatile than investments in other types of securities or instruments. The commodity markets are subject to temporary distortions or other disruptions due to a variety of factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention. A Fund’s investments in commodities or commodity-linked derivatives can be limited by the Fund’s intention to qualify as a regulated investment company, and can bear on the Fund’s ability to qualify as such.

Legal and Regulatory Risk. Legal, tax, and regulatory changes could occur during the term of a Fund that may adversely affect the Fund. New (or revised) laws or regulations or interpretations of existing law may be issued by the IRS or Treasury Department, the Commodity Futures Trading Commission, the SEC, the U.S. Federal Reserve or other banking regulators, or other governmental regulatory authorities, or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund.

MLP Risk. Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. Investments held by MLPs may be illiquid. Certain MLPs may also be subject to leverage risk.

Sector Risk. The risk that a Fund comprised of companies with similar characteristics will be more susceptible to any economic, business, political, or other developments that generally affect these entities. Developments affecting companies with similar characteristics might include changes in interest rates, changes in the economic cycle affecting credit losses and regulatory changes.

Valuation Risk. Certain securities may be difficult to value, and there can be no assurance that the valuation placed on a security held by a Fund will reflect that actual price at which the security might be sold in a market transaction.

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Fund Management

The Investment Adviser

Sterling Capital Management LLC (“Sterling Capital” or the “Adviser”) is the investment adviser for the Sterling Capital Funds (collectively, the “Funds”). Sterling Capital, located at 4350 Congress Street, Suite 1000, Charlotte, NC 28209, is a North Carolina limited liability company and an independently managed indirect, wholly owned subsidiary of Guardian Capital Group Limited (“Guardian”). Effective July 2, 2024 Guardian, through its wholly owned subsidiary Guardian Capital LLC, acquired 100% of the ownership interests of Sterling Capital from Truist Financial Corporation (the “Guardian Acquisition”). Guardian is a global investment management company servicing institutional, retail and private clients through its subsidiaries. Sterling Capital manages and supervises the investment of the Funds’ assets on a discretionary basis, subject to oversight by the Board of Trustees. Sterling Capital has provided investment management services to corporations, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1970. As of September 30, 2024, Sterling Capital has more than [$77 billion in assets under management].

The Fund and Sterling Capital have obtained exemptive relief from the Securities and Exchange Commission (“SEC”) that permits Sterling Capital, subject to certain conditions, including the one-time prior approval of the Funds’ Board of Trustees and shareholders, to appoint and replace sub-advisers, as appropriate, enter into sub-advisory agreements, and amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval. Sterling Capital has received the one-time approval from the Funds’ Board of Trustees and shareholders. Pursuant to the exemptive relief from the SEC, Sterling Capital now has the ability to change the fee payable to a sub-adviser or appoint a new sub-adviser at a fee different than that paid to the current sub-adviser, which in turn may result in a different fee retained by Sterling Capital. Such relief has been granted only with respect to unaffiliated sub-advisers. Sterling Capital has the ultimate responsibility, subject to oversight by the Funds’ Board of Trustees, to oversee the sub-advisers and recommend their hiring, termination, and replacement.

Through its portfolio management team, Sterling Capital makes the day-to-day investment decisions and continuously reviews, supervises and administers the Funds’ investment programs.

In connection with the Guardian Acquisition, the Fund entered into a new investment advisory agreement with Sterling Capital with substantially similar terms and identical advisory fees as the prior advisory agreement. In addition, certain Funds whose shareholders did not approve the new advisory agreement by July 2, 2024, the closing date of the Guardian Acquisition, entered into an interim advisory agreement with Sterling Capital with substantially similar terms and identical advisory fees as the prior advisory agreement until such time as the shareholders approved the new advisory agreement.

Each Fund pays the Adviser fees in return for providing or arranging for the provision of investment advisory services.

For the fiscal year ended September 30, 2024, Sterling Capital received a management fee (after any applicable waivers or reimbursements) equal to the percentage of each Fund’s average daily net assets set forth in the table below under the prior and new investment advisory agreement following the Guardian Acquisition, and any interim advisory agreements, in effect between the Fund and Sterling Capital:

Percentage of average net assets for the fiscal year ended 09/30/24
Mid Cap Relative Value	0.60%

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with Sterling Capital, including the new advisory agreement and interim agreements for certain Funds in connection with the Guardian Acquisition, is available in the Funds’ report to shareholders for the semi-annual period ended March 31, 2024.

22

Additional Investment Strategies and Risks

Portfolio Manager

Andrew T. DiZio, CFA® , Executive Director, joined Stratton Management Company in 2012 and Sterling Capital Management as part of a business acquisition in 2015. He has investment experience since 2003. Andy is portfolio manager of the Real Estate Fund and has managed the Fund since November 2015. He is portfolio manager of the Mid Cap Relative Value Fund and has managed the Fund since August 2021. Andy also has been associate portfolio manager of the Mid Cap Relative Value Fund from November 2015 to August 2021. Additionally, Andy serves as associate portfolio manager of the Small Cap Value Fund since November 2015. Andy received his B.S. in Finance with a minor in Economics from Pennsylvania State University. He holds the Chartered Financial Analyst® designation and is a member of the CFA Society of Philadelphia and the CFA Institute.

Additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares in the Fund for which they are portfolio manager is available in the SAI.

The Administrator and Underwriter

Sterling Capital Management LLC (the “Administrator”), 434 Fayetteville St., Suite 500, Raleigh, NC 27601, serves as each Fund’s administrator. The administrative services of the Administrator include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services. Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Dr., Suite 450, Cincinnati, OH 45246, serves as each Fund’s sub-administrator.

Sterling Capital Distributors, LLC (the “Distributor”), Three Canal Plaza, Suite 100, Portland, ME 04101, serves as the principal underwriter of each Fund’s shares. The Distributor may enter into arrangements with banks, broker dealers and other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Administrator or the Adviser or their affiliates.

The SAI has more detailed information about the Adviser and other service providers.

23

Shareholder Information

Choosing a Share Class

Sterling Capital Funds offer different classes of Fund shares, which have different expenses, eligibility requirements and other characteristics. Not all Funds or classes may be available for purchase in your state. The following are some of the main characteristics of Class R6 Shares:

R6 Shares

●	No sales charges.

●	No distribution and shareholder service (12b-1) fees.

●	Available only to the following investors: (1) eligible group retirement and benefit plans (such as 401(k) plans, 457(b) plans, 403(b) plans, profit sharing plans and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans, any of whose accounts are maintained by the Funds at an omnibus level); (2) 529 plans; (3) certain eligible institutional investors, including, for example, corporations, qualified non-profit organizations, charitable trusts, foundations and endowments, governmental entities, municipalities, and hospitals investing for their own account, and certain eligible accounts, including eligible investors that meet the applicable minimums (“Institutional Investors”); and (4) certain other eligible investors (“Other Investors”). Institutional Investors’ minimum initial investment requirement is $5 million and Other Investors’ minimum initial investment requirement is $10 million. The accounts of Institutional Investors and Other Investors must not be held for the benefit of multiple underlying, unrelated investors. Financial intermediaries such as clearing firms or record keepers that expect to receive compensation from a Fund or from Sterling Capital in the form of sub- recordkeeping, sub-transfer agency or other similar service fees are not eligible to purchase R6 Shares. R6 Shares of the Fund are not designed to accommodate the payment of sub-recordkeeping, sub-transfer agency or other similar service fees to financial intermediaries.

●	Offered By:

Behavioral Large Cap Value Equity Fund

Mid Value Fund

Mid Cap Relative Value Fund

Behavioral Small Cap Value Equity Fund

Special Opportunities Fund

Equity Income Fund

Real Estate Fund

Small Cap Value Fund

Short Duration Bond Fund

Total Return Bond Fund

Long Duration Corporate Bond Fund

For estimated expenses for the Class R6 Shares, see the fund information earlier in this Prospectus.

24

Shareholder Information

Purchasing and Adding to Your Shares

continued

The Fund also offer Class A, Class C, and Institutional Shares, each of which has its own expense structure. Class A, Class C, and Institutional Shares are available to additional categories of investors, including investors who are not otherwise eligible for Class R6 Shares. Call the Funds for more information (see back cover of this Prospectus).

Generally, expenses applicable to a Fund are allocated to each share class of the Fund on the basis of the relative net assets of each class. Expenses applicable to a particular share class, such as distribution and shareholder service (12b-1) fees, are borne solely by that share class.

Pricing of Fund Shares

How NAV is Calculated

The per share net asset value (“NAV”) is calculated by adding the total value of the Fund’s investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:

NAV =	Total Assets – Liabilities
Number of Shares Outstanding

Generally, you can find a Fund’s NAV daily at www.wsj.com. NAV is calculated separately for each class of shares.

The per share NAV for each Fund is determined and its shares are priced as of close of regular trading on the NYSE, normally at 4:00 p.m. Eastern time on days the NYSE is open for regular trading. On any day that the bond or stock markets close early, such as days in advance of or following holidays or in the event of an emergency, the Fund reserve the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received in good order by the Fund. This is what is known as the offering price.

A Fund’s securities are generally valued at current market prices. If market quotations are not readily available, or if available market quotations are determined not to be reliable, or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is traded, but before a Fund’s NAV is calculated, prices will be based on fair value as determined by Sterling Capital Funds’ Pricing Committee (the “Pricing Committee”) pursuant to procedures established by Sterling Capital Funds’ Board of Trustees. For further information regarding the methods used in valuing the Fund’s investments, please see “Additional Information About the Fund — Fair Value Pricing Policies” on page 41.

Purchasing and Adding to Your Shares

Class R6 Shares

Class R6 Shares may be purchased on any business day when the NYSE is open for regular business. Investors wishing to purchase Class R6 Shares should contact their financial intermediary, plan administrator or the Funds directly. Class R6 Shares also may be purchased as outlined below in “Instructions for Opening or Adding to an Account for R6 Shares.”

The minimum initial investment in Class R6 Shares of the Funds offered by this Prospectus for Institutional Investors and Other Investors is $5 million and $10 million, respectively. There is no minimum initial investment requirement for eligible group retirement and benefit plans and 529 plans. There are no minimums for additional investments in a regular account, but there is a $25 minimum investment requirement for subsequent investments made through an automatic investment plan. For accounts held directly at the Fund, an Institutional Investor or Other Investor can combine purchases of Class R6 Shares, held outside of a group retirement or benefit plan, with Class R6 Shares of other Funds in order to meet the applicable minimum initial investment. Investors are responsible for indicating their eligibility to combine purchases to meet the initial investment minimum of Class R6 Shares at the time of purchase.

25

Shareholder Information

All Shares

Not all Funds or classes may be available for purchase in your state.

All purchases must be in U.S. dollars. A fee of $25 will be charged for any checks or ACH payments that do not clear. Third-party checks, money orders, credit card convenience checks, cash, traveler’s checks, and checks drawn on foreign currencies are not accepted. Each Fund or the transfer agent has the right to reject cashier’s checks and official checks. In addition, bank starter checks are not accepted for initial purchase into the Funds.

A Fund or its agent may reject a purchase order if the Fund or its agent considers it in the best interests of the Fund and its shareholders.

Shares of the Fund have not been registered for sale outside of the U.S. The Fund generally does not sell shares to investors residing outside of the U.S., even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses. Individuals residing in the European Economic Area (“EEA”), in particular, should take note that the Funds’ shares are not offered for sale in the EEA.

Instructions for Opening or Adding to an Account for Class R6 Shares

By Mail

If purchasing shares through your financial intermediary, simply tell your financial intermediary that you wish to purchase shares of a Fund and he or she will complete and submit the necessary documentation. For all other purchases, follow the instructions below.

Initial Investment:

1.	Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

2.	Make check payable to “Sterling Capital Funds.”

3.	Mail to: Sterling Capital Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246

26

Shareholder Information

Purchasing and Adding to Your Shares

continued

Subsequent Investments:

1.	Use the investment slip attached to your account statement. Or, if unavailable,

2.	Include the following information on a piece of paper:

●	Sterling Capital Funds/Fund name

●	Share class

●	Amount invested

●	Account name

●	Account number

Include your account number on your check.

Electronic vs. Wire Transfer

Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (“ACH”) and may take up to ten days to clear. There is generally no fee for ACH transactions.

3.

Mail to: Sterling Capital Funds

c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246

By Overnight Service

See instructions 1-2 above for subsequent investments by mail.

Mail to: Sterling Capital Funds

c/o Ultimus Fund Solutions, LLC, 225 Pictoria Dr., Suite 450,

Cincinnati, OH 45246

Electronic Purchases

Your bank must participate in ACH and must be a U.S. Bank. Your bank or financial intermediary may charge a fee for this service.

Establish electronic purchase option on your account application or call 1-800-228-1872. Your account can generally be set up for electronic purchases within 15 days.

Call 1-800-228-1872 to arrange a transfer from your bank account.

Questions?

Call 1-800-228-1872 or your investment representative.

Online

Shares can also be purchased online. If shares are purchased online, no sales charges will be paid on those shares.

Initial Investment:

1.	Using an internet browser, go to www.sterlingcapitalfunds.com and sign up for an account. It will ask you to provide a username and password for future access to your account information.

2.	Select the Fund and the number of shares you would like to purchase.

3.	Enter your banking information so that funds can be debited from your bank account to purchase the shares.

Subsequent Investments:

1.	Go to www.sterlingcapitalfunds.com and sign in to your account using the username and password you selected previously.

2.	See instructions 2-3 above for online initial investments.

27

Shareholder Information

By Wire Transfer

Note: Your bank may charge a wire transfer fee.

For initial investment:

Mail the completed application, along with a request for a confirmation number to Sterling Capital Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246.

For subsequent investments:

Please call 1-800-228-1872 to request wire instructions.

After instructing your bank to wire the funds, call 1-800-228-1872 to advise us of the amount being transferred and the name of your bank.

You can add to your account by using the convenient options described below.

Automatic Investment Plan for Class R6 Shares

You can make automatic investments in Class R6 Shares of the Fund(s) from your bank account, through payroll deduction or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $25, once you’ve invested the minimum amount required to open the account.* To invest regularly from your bank account:

●	Complete the Automatic Investment Plan portion on your account application or the supplemental sign-up form.

●	Make sure you note:

●	Your bank name, address and account number.

●	The amount you wish to invest automatically (minimum $25).

●	How often you want to invest (every month, 4 times a year, twice a year or once a year).

●	Attach a voided personal check.

Call 1-800-228-1872 for an enrollment form or consult the SAI for additional information.

Anti-Money Laundering Program

The Funds’ transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person’s) identity. If this information is not provided, the transfer agent may not be able to open your account. If you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you may be required to supply the identity of the beneficial owners or controlling persons of the legal entity prior to the opening of your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes they have identified potentially criminal activity, the Funds, the Distributor and the transfer agent each reserve the right to refuse to open your account, to close your account or to take such other action as they deem reasonable or required by law.

Dividends and Distributions

All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Income dividends for the Bond Funds are declared daily and paid monthly. Income dividends for the Equity Funds are declared and paid quarterly to the extent they exceed a de minimis amount set by the Board of Trustees.

28

Shareholder Information

Purchasing and Adding to Your Shares

continued

Distributions are made on a per share basis regardless of how long you have owned your shares. The distribution will be taxable to you if you hold shares in a taxable account even if the distribution is paid from income or gains earned by the Fund before your investment (and thus was included in the price you paid).

Avoid Tax Withholding

Each Fund is required to withhold a percentage of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number or have otherwise failed to comply with Internal Revenue Service (“IRS”) rules. Shareholders are urged to read the additional information concerning withholding provided in the SAI and provide a correct Taxpayer Identification Number (Social Security Number for most investors) on the account application.

Selling Your Shares

You may sell your shares at any time. Your sales price will be the next NAV determined after your sell order is received in good order by the Fund, its transfer agent, or your investment representative. For more information, see section on “General Policies on Selling Shares” on page 33.

Withdrawing Money from Your Fund Investment

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

Instructions for Selling Shares Class R6

Shares

If selling your shares through a financial institution or your financial adviser or broker, you should inquire about redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. Normally you will receive your proceeds within a week after your request is received. For all other sales transactions, follow the instructions below. For additional policies on selling shares, including redemptions in writing requirements please see page33.

By Telephone (unless you have declined telephone sales privileges)

1.	Call 1-800-228-1872 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See “General Policies on Selling Shares — — Verifying Telephone and Online Redemptions” on page 34).

By Mail

1.	Call 1-800-228-1872 to request redemption forms or write a letter of instruction indicating:

●	your Fund and account number

●	amount you wish to redeem

●	address where your check should be sent

●	account owner signature

2.	Mail to: Sterling Capital Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246 or for overnight delivery mail to Sterling Capital Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Dr., Suite 450, Cincinnati, OH 45246.

29

Shareholder Information

Selling Your Shares

continued

IRA Withholding

If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding. For the expedited delivery of your redemption proceeds we offer multiple options.

1. By Overnight Service

The Fund will charge a $35 fee for this service.

2. By Wire Transfer

You must indicate this option on your application or provide a Medallion signature guarantee letter of instruction to add wire instructions after your account has been established.

The Fund will charge a $15 wire transfer fee for each wire transfer request. Note: Your financial institution may also charge a separate fee.

If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day.

3. Electronic Redemptions

Your bank must participate in the Automated Clearing House (“ACH”) and must be a U.S. bank. Note: Your financial institution may also charge a separate fee.

If you call by 4 p.m. Eastern time, your payment will normally be transferred to your bank within 3 business days.

Online

1.	Using an internet browser, go to www.sterlingcapitalfunds.com and sign in to your account.

2.	Select the account and fund you wish to sell.

3.	Enter the number of shares you wish to redeem. You may have your redemption proceeds mailed to the address of record or sent to your bank account via electronic transfer (ACH). Electronic transfers are only allowed if the banking privilege was previously set up on your account. (See “General Policies on Selling Shares — Verifying Telephone and Online Redemptions” on page 180).

Auto Withdrawal Plan for Class R6 Shares

You can receive automatic payments from your Class R6 Shares account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $25. To activate this feature:

●	Complete the supplemental sign-up form which you may obtain by calling 1-800-228-1872.

●	Include a voided personal check.

●	Your account must have a value of $5,000 or more to start withdrawals.

●	If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or the Fund may close your account and mail the proceeds to you.

General Policies on Selling Shares

Redemptions in Writing Requirements

You must request redemptions in writing and obtain a Medallion signature guarantee if:

●	Your account registration or the name(s) on your account has changed within the last 30 calendar days; or

●	The check is not being mailed to the address on your account; or

30

Shareholder Information

Selling Your Shares

continued

●	The check is not being made payable to the owner(s) of the account; or

●	Your account address has changed within the last 30 calendar days; or

●	The redemption proceeds are being transferred to another Sterling Capital Fund account with different registration; or

●	The redemption proceeds are being paid to new bank instructions or bank instructions added to your account within the last 15 calendar days.

A Medallion signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their Medallion signature guarantee. The transfer agent may reject any Medallion signature guarantee if it believes the transaction would otherwise be improper.

Verifying Telephone and Online Redemptions

The Funds make every effort to ensure that telephone and online redemptions are made only by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Similarly, the online purchasing and redemption system uses a password and multi-factor authentication system to verify your identity and to attempt to prevent unauthorized use. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone or online redemption features, you may be responsible for any fraudulent telephone or online orders. If appropriate precautions have not been taken, the transfer agent may be liable for losses due to unauthorized transactions. Telephone and online transaction privileges, including purchases, redemptions and exchanges by telephonic instructions or facsimile instructions, may be revoked at the discretion of the Funds without advance notice to shareholders. In such cases, and at times of peak activity when it may be difficult to place requests by phone or online, transaction requests may be made by regular mail.

Redemptions Within 15 Business Days of Investment

When you have made an investment by check or ACH, the proceeds of your redemption may be held up to 15 business days until the transfer agent is satisfied that the funds have cleared. You can still avoid this delay by purchasing shares with a federal funds wire.

Payments to Shareholders

The Funds typically expect to make redemption payments on the first business day following the day on which the redemption request is received in good order prior to the Funds’ valuation time, which is as of the close of regular trading on the NYSE, normally at 4:00 p.m. Eastern time, regardless of the method the Trust uses to make such payment (e.g., by check, wire, or automated clearing house). A Fund, however, may take up to seven days to make redemption payments. A Fund may make redemption payments to shareholders at different times and in different forms (e.g., cash or other assets) for redemption requests received on the same day.

31

Shareholder Information

Methods of Redemption by the Fund

Under normal conditions, each Fund typically expects to use cash for redemption payments. Each Fund, however, has the right to use assets other than cash (or a combination of cash and other assets) for redemption payments (including payment in securities, known as “redemption in kind”) and is more likely to do so during times of deteriorating market conditions or market stress, in cases where a significant portion of a Fund’s portfolio is comprised of less-liquid securities or in the case of a very large redemption that could affect Fund operations. In cases where a Fund uses assets other than cash for redemption payments, the value of the non-cash assets will be determined as of the redemption date; the value of the assets when received by the redeeming shareholder may be lower (or higher) than their value as of the redemption date. Redemptions paid with portfolio assets other than cash may require shareholders to enter into new custodial arrangements if they do not have accounts available for holding securities and other assets directly. If a Fund deems redemption in kind advisable for the benefit of all shareholders, redemption in kind will consist of assets other than cash (or a combination of cash and other assets) equal in market value to the shares being redeemed. Redemptions in kind will generally result in one of the following: (i) a pro rata distribution of each security and other assets, which may include cash; (ii) a distribution of securities and other assets (which may include cash) that are representative of the Fund’s portfolio; (iii) a non-pro rata distribution of one or more individual securities and other assets (which may include cash); or (iv) a portion distributed on a pro rata basis and a portion distributed on a non-pro rata basis of individual securities and other assets, which may include cash. When you convert any securities distributed to you to cash, you may pay taxes and brokerage charges. Any securities received will also be subject to market risk until sold.

Closing of Small Accounts

Please refer to materials provided by your plan administrator or other financial intermediary for information related to Class R6 Shares.

Undeliverable Distribution Checks

For any shareholder who chooses to receive distributions in cash:

If distribution checks (1) are returned and marked as “undeliverable” or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money will be reinvested in the appropriate Fund at the current NAV.

Lost Shareholders

An account may be turned over as unclaimed property to the investor’s last known state of tax residence if the account is deemed “inactive” or “lost” during the time frame specified within the applicable state’s unclaimed property laws. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election:

Distribution and Shareholder Service (12b-1) Fees

12b-1 fees compensate financial intermediaries, including banks, brokers and other investment representatives for services and expenses relating to the sale and distribution of the Fund’s shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will increase the cost of your investment.

●	The 12b-1 and shareholder servicing fees vary by share class as follows:

●	R6 Shares pay no 12b-1 fee.

32

Shareholder Information

Financial Intermediary Support Payments

Revenue Sharing

The Adviser and/or its affiliates will under certain circumstances pay out of their own assets (and not as an additional charge to a Fund) compensation to selected affiliated and unaffiliated brokers, dealers and other financial intermediaries in connection with the sale and distribution of the shares and/or the retention and/or servicing of Fund investors and Fund Shares. These payments, sometimes referred to as “revenue sharing” payments are payments over and above any sales charges (including Rule 12b-1 fees) and service fees paid by the Funds, which are described elsewhere in this Prospectus. These additional payments may be made to supplement commissions reallowed to dealers, and will take various forms, including: (1) due diligence payments for a financial intermediary’s examination of the Funds and payments for employee training and education relating to the Funds; (2) listing fees for the placement of the Funds on a financial intermediary’s list of mutual funds available for purchase by its clients; (3) fees for providing assistance in promoting the sale of shares; (4) payments in connection with attendance at sales meetings for the promotion of the sale of shares; and (5) payments for the sale of shares and/or the maintenance of share balances. The amount of these payments is determined at the discretion of the Adviser and/or its affiliates from time to time, may be substantial, and may be different for different financial advisors. Receipt of, or the prospect of receiving, this additional compensation may influence your financial intermediary’s recommendation of a Fund or a of a particular share class of a Fund. You should review your financial intermediary’s compensation disclosure and/or talk to your financial advisor for additional information.

Shareholder Service Fees

The Fund may also directly enter into agreements with financial intermediaries pursuant to which the Funds will pay the financial intermediary for services such as networking or sub-transfer agency services. Payments by the Funds made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such financial intermediary, with a maximum per account charge for each account serviced. Payments made pursuant to such agreements are in addition to any Rule 12b-1 fees the financial intermediary may also be receiving pursuant to agreements with the Distributor and the revenue sharing payments discussed above.

33

Shareholder Information

Exchanging Your Shares

You generally can exchange your shares in one Fund for shares of the same class of another Sterling Capital Fund, usually without paying additional sales charges (see “Notes on Exchanges” below). You must meet the minimum investment requirements for the Sterling Capital Fund into which you are exchanging. Exchanges from one Fund to another are taxable.

Class R6 Shares

Class R6 Shares may be exchanged for Class A Shares, if you cease to be eligible to purchase Class R6 Shares. Class R6 Shares may not be exchanged for Class C Shares or Institutional Shares. Please consult the prospectuses for these other share classes prospectus for more information.

For Class R6 Shares held through a retirement or benefit plan, the exchange privilege may be available to you through your plan. Please consult your plan administrator for more information.

Conversions

Each Fund may in its discretion convert shares of one class into shares of a different class of the same Fund.

Instructions for Exchanging Shares

R6 Shares

Exchanges may be made by sending a written request to Sterling Capital Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246, by calling 1-800-228-1872, or by visiting www.sterlingcapitalfunds.com. Please provide the following information:

●	Your name and telephone number,

●	The exact name on your account and account number,

●	Taxpayer identification number (usually your Social Security number),

●	Dollar value or number of shares to be exchanged,

●	The name of the Fund and share class from which the exchange is to be made, and

●	The name of the Fund and share class into which the exchange is being made.

See “Selling your Shares” on page 29 for important information about telephone and online transactions.

Class R6 Shares Held through a Retirement or Benefit Plan

Please consult your plan administrator for more instructions on how to exchange your shares.

Notes on Exchanges

●	When exchanging from a Fund or share class that has no sales charge or a lower sales charge to a Fund or share class with a higher sales charge, absent the availability of a waiver, you will pay the difference.

●	The registration and tax identification numbers of the two accounts must be identical.

●	The exchange privilege (including systematic exchanges, if applicable) may be changed or eliminated at any time upon 60 days’ notice to shareholders.

●	Be sure to read carefully the Prospectus of any Fund or share class into which you wish to exchange shares.

34

Shareholder Information

Cost Basis Reporting

Upon the redemption or exchange of your Fund shares, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally will be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through distribution reinvestments, on or after January 1, 2012. Such reporting is not required for shares held in a non-taxable (retirement or other tax-advantaged) account. Cost basis is typically the price you pay for your shares (including reinvested distributions), with adjustments for certain commissions, wash-sales, organizational actions, and other items, including any returns of capital paid to you by the Fund in respect of your shares. Cost basis is used to determine your net gains and losses on any shares you redeem or exchange in a taxable account.

The Fund or your financial intermediary, as applicable, will permit you to select from a list of alternative cost basis reporting methods to determine your cost basis in Fund shares acquired on or after January 1, 2012. If you do not select a particular cost basis reporting method, the Fund or financial intermediary will apply its default cost basis reporting method to your shares. If you hold your shares directly in a Fund account, the average cost method (or the method you have selected by notifying the Fund) will apply; if you hold your shares in an account with a financial intermediary, the intermediary’s default method (or the method you have selected by notifying the intermediary) will apply. Please visit the Funds’ Web site www.sterlingcapitalfunds.com or consult your financial intermediary, as appropriate, for more information regarding the available methods for cost basis reporting and how to select a particular method. You should consult your tax advisor concerning the application of these rules to your investment in the Fund, and to determine which available cost basis method is best for you. Please note that you are responsible for calculating and reporting your cost basis on Fund shares acquired prior to January 1, 2012.

Market Timing Policies

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of a Fund’s investments, and increase brokerage and administrative costs. To prevent disruption in the management of the Funds due to market timing strategies, we have adopted certain policies and procedures. We reserve the right to close any account, limit exchange activity or reject any purchase order for any account in which we have identified a pattern of excessive or abusive trading. We cannot guarantee that we will detect every market timer due to the limitations inherent in our technological systems or those of our service providers; as a result, some shareholders may be able to market time while others bear the effect of market timing activity. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Funds seek to monitor for market timing activities in the omnibus accounts and may restrict purchases or exchanges of Fund shares held in such omnibus accounts pursuant to Rule 22c-2 shareholder information agreements between a Fund and the financial intermediaries holding such omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. In addition to the Funds’ frequent trading policies, the Funds may permit financial intermediaries to utilize their own policies and procedures to identify market timers holding Fund shares through accounts such as omnibus accounts. These policies and procedures may be different than those utilized by the Funds.

We will apply our policies and procedures consistently to all Fund shareholders, except with respect to trades that occur through omnibus accounts at financial intermediaries as described above. We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of Fund shareholders, or to comply with state or federal legal requirements. For the avoidance of doubt, the Funds’ market timing policies and procedures do not apply to intra-Fund exchanges (e.g., exchanges from one class of shares of a Fund to another class of shares of the same Fund).

Dividends, Distributions and Taxes

Please consult your tax adviser regarding your specific questions about federal, state, local, foreign or other taxes applicable to you. Below we have summarized some important U.S. federal income tax issues that affect the Funds and their shareholders. Your investment in the Funds may have other tax implications. This summary is based on current tax laws, which may change.

35

Shareholder Information

Each Fund has elected to be treated and intends to qualify each year as a regulated investment company for U.S. federal income tax purposes. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed in a timely manner to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.

Distributions. Generally, for federal income tax purposes, Fund distributions of investment income (other than “exempt-interest dividends,” described below) are taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gain (that is, the excess of net long-term capital gains from the sale of investments that a Fund owned for more than one year over net short-term capital losses from the sale of investments that a Fund owned for one year or less, in each case determined with reference to capital loss carryforwards) that are properly reported by the Fund as capital gain dividends will generally be taxable as long-term capital gains includible in your net capital gain and taxed to individuals at reduced rates. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

Distributions of investment income properly reported by a Fund as derived from “qualified dividend income” are taxed to individuals at the reduced rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. The Bond Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

A 3.8% Medicare contribution tax is imposed on the “net investment income” of certain individuals, estates and trusts to the extent such person’s income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends, including any capital gain dividends but not including exempt-interest dividends (described below) paid by a Fund, and net gains recognized on the sale, exchange, redemption or other taxable disposition of shares of a Fund.

Distributions are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are also taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your shares). Distributions of investment income and capital gains may be subject to state and local taxes as well.

Sterling Capital Funds will send you a statement each year showing the tax status of all your distributions. Distributions may vary considerably from year to year.

36

Shareholder Information

Special Considerations Regarding a Fund’s Investments in Foreign Securities and Foreign Currencies. Income, gains and proceeds from a Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. If a Fund meets certain requirements relating to its asset holdings, and such Fund elects to pass through to its shareholders foreign tax credits or deductions, taxable shareholders generally will be entitled to claim a credit or deduction with respect to foreign taxes paid by such Fund. Even if a Fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in such Fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction. The Funds generally do not expect to pass through foreign tax credits or deductions to their shareholders. Therefore, shareholders generally are not expected to be entitled to claim a credit or deduction with respect to foreign taxes paid by a Fund. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate a Fund’s recognition of ordinary income and may affect the timing or amount of a Fund’s distributions, which could increase your tax liability.

Special Considerations Regarding a Fund’s Investments in Derivatives and Related Transactions. Certain of a Fund’s investments, including certain options, futures, forwards, and swaps, and similar transactions could affect the amount, timing and character of distributions you receive. In particular, a Fund’s transactions in options will likely increase the amount of net short-term capital gains realized by the Fund, and therefore, the percentage of the Fund’s distributions that are taxable to shareholders as ordinary income.

Special Considerations for Non-U.S. Shareholders. Distributions by a Fund to a shareholder that is not a “United States person” within the meaning of the Internal Revenue Code properly reported by the Fund as (i) capital gain dividends, (ii) short-term capital gain dividends, or (iii) interest-related dividends, each as defined and subject to certain conditions described in the SAI, generally are not subject to withholding of U.S. federal income tax.

Distributions by a Fund to such a shareholder other than capital gain dividends, short-term capital gain dividends and interest-related dividends are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

Sales, Exchanges and Redemptions of Shares. A sale, exchange or redemption of your Fund shares is a taxable event. Any gain resulting from a sale, exchange or redemption of your Fund shares (even if the income from the shares is tax-exempt) will generally be subject to federal income tax as capital gains. Any loss from the sale, exchange or redemption of your Fund shares will generally be treated as capital loss.

Backup Withholding. Each Fund generally is required to withhold and remit to the U.S. Treasury under the backup withholding rules a percentage of the proceeds of share sales, exchanges, or redemptions made by, and the dividends and other distributions paid to, any individual shareholder who (i) fails to properly furnish the Fund with a correct taxpayer identification number (TIN), (ii) who has under-reported dividend or interest income, or (iii) who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the appropriate information is furnished to the IRS.

General. Generally, the Funds’ Portfolio Managers (other than the Portfolio Managers of the Tax-Free Bond Funds) do not consider taxes when deciding to buy or sell securities. Distributions of dividends and capital gains from your sale or exchange of Fund shares may be subject to foreign, state and local income taxes in addition to federal taxes.

The tax information in this Prospectus is provided as general information and will not apply to you if you are investing through a tax-advantaged account such as an IRA or a qualified employee benefit plan. Shareholders are urged to consult with their tax advisers to determine the tax considerations that are relevant to their particular tax situation, including possible federal, state, local and foreign taxes.

More information about taxes is in the SAI.

37

Shareholder Information

Additional Information About the Fund

Fair Value Pricing Policies

A Fund will fair value price its securities when market quotations are not readily available. Generally, this would include securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event (as defined below), securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Sterling Capital as the Fund’s “Valuation Designee” to perform the Fund’s fair value determinations, which are subject to Board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Sterling Capital’s fair value determinations. Accordingly, in such situations where a market price is not available, Sterling Capital will employ certain Board-approved methodologies to determine a fair value for the securities. Fair valuations will be reviewed by the Board of Trustees on a quarterly basis. Fair value pricing may result in a different determination of a Fund’s NAV price than other valuation methods.

A “significant event” is one that occurred prior to a Fund’s valuation time, is not reflected in the most recent market price of a security, and materially affects the value of a security. Generally, such “significant events” relate to developments in foreign securities that occur after the close of trading in their respective markets. The Fund’s accounting agent may obtain fair value prices of foreign securities through utilization of a Fair Value Pricing Service previously approved by the Board where a movement in the U.S. equities market is sufficiently large to constitute a trigger established by the Sterling Capital.

Disclosure of Portfolio Holdings

Information regarding the Fund’s policies and procedures regarding the disclosure of portfolio holdings is contained in our SAI.

Investment in Exchange-Traded Funds

The Fund may invest in exchange-traded funds.

Investment in exchange-traded funds (“ETFs”) offers, among other things, an efficient means to achieve diversification to a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Fund will also incur brokerage commissions and related charges when purchasing shares in an ETF in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to NAV. See “Additional Investment Strategies and Risks” for information regarding the risks associated with investment in an ETF.

Because ETFs are investment companies, investment in ETFs would, absent exemptive relief, be limited under applicable statutory limitations. These limitations restrict a Fund’s investment in the shares of an ETF or other investment company to up to 5% of the Fund’s assets (which may represent no more than 3% of the outstanding voting stock of such ETF or other investment company) and limit aggregate investments in all ETFs and investment companies to 10% of the Fund’s assets (collectively, the “3-5-10 Limitations”). The Fund may invest in certain ETFs in excess of the 3-5-10 Limitations pursuant to Rule 12d1-4 under the 1940 Act or another statutory or rule exemption, subject to certain conditions and to the extent permitted by their investment strategies.

38

Shareholder Information

Householding

In order to reduce shareholder expenses, we may, unless you instruct otherwise, mail only one copy of a Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. This process is commonly known as “householding.” If you do not wish to receive individual copies of these documents, please call 1-800-228-1872, or if your shares are held through a financial institution, please contact them directly. We will begin sending your individual copies to you within 30 days of our receipt of your request to discontinue householding.

Contractual Arrangements

Sterling Capital Funds (the “Trust”) enters into contractual arrangements with various parties, including, among others, the Adviser, Administrator, Fund accountant and sub-administrator, Distributor, custodian and transfer agent, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of a Fund. None of this Prospectus, the SAI or any of the above-referenced contracts is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

39

Other Information About the Funds

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the periods ended September 30, 2024, September 30, 2023, September 30, 2022, September 30, 2021 and September 30, 2020 was derived from the audited financial statements, which were audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm. The Fund’s audited financial statements, including the notes thereto, and the related report of the independent registered public accounting firm in the Funds’ Annual Report for the fiscal year ended September 30, 2024 are incorporated by reference into the Funds’ SAI, which is available upon request.

Because Class R6 shares of the Fund had not commenced operations as of the date of this prospectus, this table details the financial performance of Institutional Shares of the Fund, which are described in a separate prospectus, including total return information showing how much an investment in the Fund has increased or decreased each year. Because Class R6 shares have different expenses than Institutional Shares, financial highlights for Class R6 shares would have differed.

Other Information About the Funds	Institutional Shares

Financial Highlights

continued

Select data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions
	Net asset value, beginning of year	Net investment income(a)	Net realized/ unrealized gain (loss) on investments	Total from investment Activities	Net investment income	Net realized gains on investments	Total from distributions
Sterling Capital Mid Cap Relative Value Fund
Year Ended September 30, 2024	$61.43	0.48	13.41	13.89	(0.50)	(7.01)	(7.51)
Year Ended September 30, 2023	$62.89	0.56	8.70	9.26	(0.55)	(10.17)	(10.72)
Year Ended September 30, 2022	$78.92	0.58	(10.16)	(9.58)	(0.48)	(5.97)	(6.45)
Year Ended September 30, 2021	$58.95	0.45	20.09	20.54	(0.34)	(0.23)	(0.57)
Year Ended September 30, 2020	$64.31	0.40	(3.64)	(3.24)	(0.61)	(1.51)	(2.12)

Institutional Shares

		Ratios/Supplementary Data
Net asset value, end of year	Total Return (excludes sales charge)	Net assets, End of year (000)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets*	Portfolio turnover**
$67.81	24.40%	$40,250	0.88%	0.77%	0.88%	8.96%
$61.43	15.03%	$43,016	0.87%	0.90%	0.87%	4.89%
$62.89	(13.68)%	$45,055	0.84%	0.78%	0.84%	7.94%
$78.92	35.02%	$65,503	0.85%	0.60%	0.86%	8.23%
$58.95	(5.39)%	$53,847	0.91%	0.67%	0.94%	9.21%

(a)	Per share net investment income has been calculated using the average shares method.
*	During the periods certain fees were waived. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

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For more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports (Reports):

The Fund’s annual and semi-annual reports to shareholders and Form N-CSR contain additional information on the Fund’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during their last fiscal year. In the Form N-CSR you will find the Fund's annual and semi-annual financial statements.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

You can get free copies of annual and semi-annual reports, Form N-CSR, and the SAI, prospectuses of other members of the Sterling Capital Funds Family, or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds or contact the Funds at:

Sterling Capital Funds

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, OH 45246

Telephone: 1-800-228-1872

Internet: www.sterlingcapitalfunds.com*

*	The Funds’ Web site is not a part of this Prospectus.

The Funds’ annual and semi-annual reports, Form N-CSR, the Funds’ SAI, and other information about the Funds are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may obtain copies of this information, after paying a duplication fee, by e-mailing a request to publicinfo@sec.gov.

Investment Company Act file no. 811-06719.

R6StatProMCRV52025

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY	SUBJECT TO COMPLETION	March 5, 2025

STERLING CAPITAL FUNDS

STATEMENT OF ADDITIONAL INFORMATION

[May 5], 2025

This Statement of Additional Information (“SAI”) is not a Prospectus, but should be read in conjunction with the Class R6 Prospectus of the Mid Cap Relative Value Fund Prospectus dated [May 5], 2025 (“Prospectus”), as supplemented from time to time. This SAI is incorporated by reference in its entirety into the Prospectus. Copies of this SAI and the Prospectus may be obtained by writing Sterling Capital Funds c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246, or by telephoning toll free 1-800-228-1872.

SHARE CLASS/TICKER
STERLING CAPITAL MID CAP RELATIVE VALUE FUND (the “Fund”)	R6 SHARES: [ ]

The Prospectus of the Fund and this SAI are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesperson, dealer or other person is authorized to give any information or make any representation other than those contained in the Prospectus of the Fund and this SAI.

STATEMENT OF ADDITIONAL INFORMATION

STERLING CAPITAL FUNDS

Sterling Capital Funds (the “Trust”) is an open-end management investment company. Each series of Sterling Capital Funds (except the Tax-Free Bond Funds) is “diversified,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Among other things, a diversified Fund must, with respect to 75% of its total assets, not invest more than 5% of its total assets in any one issuer and not acquire more than 10% of the outstanding voting securities of any single issuer.

Sterling Capital Funds consists of units of beneficial interest (“Shares”) offered to the public, each representing interests in one of eighteen separate investment portfolios (“Funds”):

EQUITY FUNDS

Sterling Capital Behavioral Large Cap Value Equity Fund (the “Behavioral Large Cap Value Equity Fund”)

Sterling Capital Mid Value Fund (the “Mid Value Fund”)

Sterling Capital Behavioral Small Cap Value Equity Fund (the “Behavioral Small Cap Value Equity Fund”)

Sterling Capital Special Opportunities Fund (the “Special Opportunities Fund”)

Sterling Capital Equity Income Fund (the “Equity Income Fund”)

Sterling Capital Mid Cap Relative Value Fund (the “Mid Cap Relative Value Fund”)

Sterling Capital Real Estate Fund (the “Real Estate Fund”)

Sterling Capital Small Cap Value Fund (the “Small Cap Value Fund”)

BOND FUNDS

TAXABLE BOND FUNDS

Sterling Capital Ultra Short Bond Fund (the “Ultra Short Bond Fund”)

Sterling Capital Short Duration Bond Fund (the “Short Duration Bond Fund”)

Sterling Capital Intermediate U.S. Government Fund (the “Intermediate U.S. Government Fund”)

Sterling Capital Total Return Bond Fund (the “Total Return Bond Fund”)

Sterling Capital Long Duration Corporate Bond Fund (the “Long Duration Corporate Bond Fund”)

Sterling Capital Quality Income Fund (the “Quality Income Fund”)

TAX-FREE BOND FUNDS

Sterling Capital North Carolina Intermediate Tax-Free Fund (the “North Carolina Fund”)

Sterling Capital South Carolina Intermediate Tax-Free Fund (the “South Carolina Fund”)

Sterling Capital Virginia Intermediate Tax-Free Fund (the “Virginia Fund”)

Sterling Capital West Virginia Intermediate Tax-Free Fund (the “West Virginia Fund”)

The Fund may offer to the public one or more of the following four classes of Shares, as indicated in the Prospectuses and on the cover of this SAI: Class A, Class C, Institutional and R6 Shares. Much of the information contained in this SAI expands on subjects discussed in the Prospectuses. Capitalized terms not defined herein are defined in the Prospectuses. No investment in Shares of a Fund should be made without first reading the applicable Prospectuses.

Throughout this SAI, references to “a Fund”, “each Fund”, “certain Funds” or the “Funds” includes the Sterling Capital Mid Cap Relative Value Fund unless otherwise noted.

INVESTMENT OBJECTIVES AND POLICIES

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

The Fund’s Prospectuses discuss the investment objectives of the Fund and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest (to the extent not inconsistent with a Fund’s investment objective and strategy and the 1940 Act), the investment policies and portfolio strategies that the Fund may utilize, and certain risks attendant to such investments, policies and strategies. Unless stated otherwise, all percentage limitations on investments set forth herein will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. A Fund may invest in these securities and instruments directly, or indirectly through underlying investment companies and ETFs in which a Fund may invest.

References to “a Fund”, “each Fund”, “certain Funds” or the “Funds” in this section includes the Sterling Capital Mid Cap Relative Value Fund unless otherwise noted.

Appendix A to this SAI identifies nationally recognized statistical ratings organizations (“NRSROs”) that may be used by Sterling Capital Management LLC (“Sterling Capital” or the “Adviser”), with regard to portfolio investments for the Funds and provides a description of relevant ratings assigned by each such NRSRO. A rating by an NRSRO may be used only where the NRSRO is neither controlling, controlled by, nor under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

EQUITY SECURITIES. Certain Funds may invest in equity securities. Equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, which represent an ownership interest in a company, are probably the most recognized type of equity security. Equity securities have historically outperformed most other securities, although their prices can be volatile in the short term. Market conditions and political, economic and even company-specific news can cause significant changes in the price of a stock. Smaller companies (as measured by market capitalization), sometimes called small-cap companies or small- cap stocks, may be especially sensitive to these factors. To the extent a Fund invests in equity securities, that Fund’s Shares will fluctuate in value, and thus equity securities may be more suitable for long- term investors who can bear the risk of short-term fluctuations.

Certain Funds may also invest in a company’s securities at the time of a company’s initial public offering (“IPO”). Companies involved in IPOs are often smaller and have a limited operating history, which involves a greater risk that the value of their securities will be impaired following the IPO. In addition, market psychology prevailing at the time of an IPO can have a substantial and unpredictable effect on the price of an IPO security, causing the price of a company’s securities to be particularly volatile at the time of its IPO and for a period thereafter. As a result, a Fund’s Adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in significant losses to the Fund.

PREFERRED STOCK. Certain Funds may invest in preferred stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets, but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under normal circumstances, preferred stock does not carry voting rights.

CREDIT ENHANCEMENT. Certain Funds may purchase securities subject to credit enhancements. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. The credit enhancer has greater financial resources and liquidity than the issuer. However, there can be no assurance that the company supplying the credit enhancement can meet all its obligations under these arrangements.

Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed-income security. If a default occurs, these assets may be sold and the proceeds paid to the security’s holder. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed-income security.

INSURANCE CONTRACTS. Certain Funds may purchase insurance contracts. Insurance contracts include guaranteed investment contracts, funding agreements and annuities. The Funds treat these contracts as fixed-income securities.

Certain Funds may make limited investments in funding agreements issued by highly rated U.S. insurance companies. Under these agreements, the Funds make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits interest to the Fund on a monthly or quarterly basis, which is based on an index (such as the U.S. Secured Overnight Financing Rate (“SOFR”) or another reference rate).

BANKERS’ ACCEPTANCES AND CERTIFICATES OF DEPOSIT. Certain Funds may invest in bankers’ acceptances, certificates of deposit, and demand and time deposits. The Funds may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of their respective total assets. Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers’ acceptances will be those guaranteed by domestic and foreign banks, if at the time of investment such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment they have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (“FDIC”).

COMMERCIAL PAPER. Each Fund may invest in commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Tax- exempt commercial paper is commercial paper of a tax-exempt issuer with a maturity of less than nine months.

Commercial paper purchasable by each Fund includes “Section 4(a)(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”). Section 4(a)(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(a)(2) paper, thereby providing liquidity. Certain transactions in Section 4(a)(2) paper may qualify for the registration exemption provided in Rule 144A under the 1933 Act.

FOREIGN INVESTMENT. Certain Funds may invest in certain obligations or securities of foreign issuers. Permissible investments include Canadian Time Deposits (“CTDs”) which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian Banks. The Funds may invest in foreign commercial paper, including Canadian Commercial Paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and European commercial paper, which is U.S. dollar denominated commercial paper of an issuer located in Europe. The Fund may invest in stocks, bonds and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on U.S. exchanges.

Certain Funds may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depositary Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and securities purchased on foreign securities exchanges.

ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, available information concerning the issuers may not be as current for- unsponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

Investing in foreign securities involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Fund that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in currency exchange rates. A Fund’s investments in foreign securities may also be adversely affected by changes in foreign political or social conditions, diplomatic relations, military conflicts, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations and the adoption of other foreign governmental restrictions. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Fund’s operations. A Fund’s income or gains from investments in foreign securities may be subject to foreign taxes, which reduce the Fund’s return on those securities. Special tax considerations apply to foreign securities.

Additional risks include less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, the risk that custodian and brokerage costs may be higher, the risk of future adverse political and economic developments, possible seizure, currency blockage, nationalization of foreign investments and the risk of less stringent disclosure standards. For example, the Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain non-U.S. countries. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a non-U.S. issuer, as compared to the financial reports of U.S. companies. Investors in non-U.S. countries often have limited rights and few practical remedies to pursue investor claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against non-U.S. issuers and non-U.S. persons is limited. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. Certain Funds will acquire such securities only when a Fund’s Adviser believes the benefits associated with such investments outweigh the risks.

EMERGING MARKETS. Certain Funds may invest its assets in countries with emerging economies or securities markets. These countries may include, but are not limited to, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Croatia, Cyprus, The Czech Republic, Egypt, Estonia, Greece, Hungary, India, Indonesia, Jordan, Kazakhstan, Latvia, Lebanon, Lithuania, Malaysia, Mexico, Morocco, Pakistan, Peru, The Philippines, Poland, Qatar, Romania, Russia, Serbia, Slovenia, Slovakia, South Africa, South Korea, Taiwan, Thailand, Turkey, Ukraine, United Arab Emirates and Zambia. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. In addition, The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Fund of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries less liquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and, as a result, it may be difficult to access the value or prospects of an investment in such issuers.

FOREIGN CURRENCY TRANSACTIONS. Certain Funds may use forward currency exchange contracts. Forward currency exchange contracts involve an obligation to exchange a specified currency for another at a future date at a rate set at the time of the contract. Forward currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of exchange for a future point in time.

To the extent a Fund invests in an emerging market, the resulting emerging market currency exposure will generally be maintained. With respect to any forward currency exchange contract, it will not generally be possible to match precisely the amount covered by the contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward currency exchange contract is entered into and the date it matures. In addition, while forward currency exchange contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also may result in losses and moreover will limit potential gains which might result from increases in the value of such currency. The Fund will also incur costs in connection with forward currency exchange contracts and conversions of foreign currencies and U.S. dollars.

INCOME TRUSTS. Certain Funds may invest in income trusts. Income trusts are investment trusts that hold income-producing assets and distribute income generated by such assets to the “unitholders” of the trust, which are entitled to participate in the trust’s income and capital as its beneficiaries. Income trusts generally invest in assets that provide a return to the trust and its unitholders based on the cash flows of an underlying business. Such assets may include equity and debt instruments, royalty interests or real properties. The income trust can receive interest, royalty or lease payments from an operating entity carrying on a business, as well as dividends and a return of capital.

Income trusts also may include royalty trusts, a particular type of income trust whose securities are listed on a stock exchange and which controls an underlying company whose business relates to, without limitation, the acquisition, exploitation, production and sale of oil and natural gas. Investments in income trusts (including royalty trusts) are subject to operating risk based on the income trust’s underlying assets and their respective businesses. Such risks may include lack of or limited operating histories. Income trusts are subject to interest rate risk and increases in interest rates offered by competing investments may diminish the value of trust units. Changes in the interest rate also may affect the value of future distributions from the income trust’s underlying assets or the value of the underlying assets themselves. Interest rate risk is also present within the income trusts themselves because they often hold very long term capital assets, and much of the excess distributable income is derived from a maturity (or duration) mismatch between the life of the asset and the life of the financing associated with it. In an increasing interest rate environment, the income trust’s distributions to its unitholders may decrease. Income trusts also may be subject to additional risk, including, without limitation, limited access to debt markets.

Income trusts do not guarantee minimum distributions or returns of capital to unitholders. The amount of distributions paid on a trust’s units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payout ratio policy adopted. The reduction or elimination of distributions to unitholders may decrease the value of trust units. Income trusts generally pay out to unitholders the majority of the cash flow that they receive from the production and sale of underlying assets. As a result of distributing the bulk of their cash flow to unitholders, the ability of a trust to finance internal growth is limited. Therefore, income trusts typically grow through acquisition of additional assets, funded through the issuance of additional equity or, where the trust is able, additional debt. Because an income trust may make distributions to unitholders in excess of its net income, unitholder equity may decline over time.

The extent to which a Fund can invest in a particular income trust – and in particular, such trusts that are treated as so-called “grantor trusts” for federal income tax purposes -- may be limited by the Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”) and may bear on the Fund’s ability to so qualify. See “Additional Tax Information” below for more information about these and other special tax considerations that can arise in respect of the Fund’s investments in income trusts, including royalty trusts.

REPURCHASE AGREEMENTS. Securities held by each of the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the FDIC with capital, surplus, and undivided profits of not less than $100,000,000 (as of the date of their most recently published financial statements) and from registered broker- dealers which Sterling Capital deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to provide collateral pursuant to the agreement valued at not less than the repurchase price (including accrued interest) and the Adviser will monitor the collateral’s value to ensure that it equals or exceeds the repurchase price (including accrued interest).

If the seller were to default on its repurchase obligation or become insolvent, a Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities held by the Fund were delayed by applicable statutory, regulatory or other resolution regimes. If the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delays and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying security to the seller’s estate. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

U.S. GOVERNMENT SECURITIES. The Fund may invest in bills, notes and bonds issued or guaranteed by the United States Department of the Treasury (“U.S. Treasury”). Such obligations are supported by the full faith and credit of the U.S. government. Each of the Funds may invest in such securities and in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. Such securities may include those which are supported by the full faith and credit of the U.S. government, such as obligations of the Government National Mortgage Association and the Export-Import Bank of the United States; others, such as those of the Federal National Mortgage Association (“Fannie Mae”), are supported by the right of the issuer to borrow from the U.S. Treasury; others which are supported by the discretionary authority of the U.S. government to purchase the agency’s securities; and still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation (“Freddie Mac”), which are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies and instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such agencies and instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal.

U.S. Government Securities may include mortgage-backed pass-through securities. Interest and principal payments (including prepayments) on the mortgages underlying such securities are passed through to the holders of the security. Prepayments occur when the borrower under an individual mortgage prepays the remaining principal before the mortgage’s scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed pass-through securities are often subject to more rapid prepayments of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass- through certificates. Prepayments are important because of their effect on the yield and price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate, and the Funds would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium may not have been fully amortized at the time the obligation is repaid. As a result of these principal prepayment features, mortgage-backed pass-through securities are generally more volatile investments than other U.S. Government Securities.

On June 3, 2019, under the Federal Housing Finance Agency’s “Single Security Initiative,” Freddie Mac and Fannie Mae entered into a joint initiative to develop a common securitization platform for the issuance of a “uniform mortgage-backed security” or “UMBS,” in place of their separate offerings of “to be announced” (TBA)-eligible mortgage-backed securities. The Single Security Initiative seeks to generally align the characteristics of Freddie Mac and Fannie Mae mortgage-backed securities. The effects it may have on the market for mortgage-backed securities are uncertain and the issuance of UMBS may not achieve the intended results and may have unanticipated or adverse affects on the market for mortgage-backed securities.

SWAPS. Certain Funds may enter into swap transactions. Swap transactions may include, but are not limited to, interest rate, currency, credit default and index credit default, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as “swap transactions”). Certain Funds may enter into swap transactions for any legal purpose consistent with the respective Fund’s investment objective and policies, such as for the purpose of attempting: to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in a potentially more economical way.

Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods typically ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated by reference to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a “basket” of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap (known as a “swaption”), upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., SOFR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a single net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a “net basis”, and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

The amount of a Fund’s potential gain or loss on any swap transaction is not subject to any fixed limit. Derivative transactions may be more volatile than many other types of instruments.

The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

The Funds will not enter into any swap transaction unless the counterparty to the transaction is deemed creditworthy by the Fund’s Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction, but there is no assurance that a Fund will succeed in enforcing contractual remedies.

The liquidity of swap transactions will be determined in accordance with guidelines established by the Adviser and approved by the Board of Trustees which are based on various factors, including (1) contractual rights of the Funds to terminate transactions within seven days, (2) the availability of dealer quotations, (3) the estimated transaction volume for the instrument, (4) the number of dealers and end users for the instrument in the marketplace and the level of market making by dealers in the type of instrument, (5) the nature of the instrument (including any right of a party to terminate it on demand) and (6) the nature of the marketplace for trades (including the ability to terminate, assign or offset a Fund’s rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the applicable liquidity restriction on investments that are not readily marketable.

During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the contract.

Transactions in some types of swaps (including certain interest rate swaps and credit default swaps) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

The use of swap transactions involves investment techniques and risks that are different from those associated with portfolio security transactions. If a Fund’s Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund may be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

In some ways, cleared derivative arrangements are less favorable to funds than bilateral arrangements, for example, by requiring that funds provide more margin for their cleared derivatives positions. Also, as a general matter, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member at any time can require termination of an existing cleared derivatives position or an increase in the margin required at the outset of a transaction. Clearing houses also have broad rights to increase the margin required for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared, and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than the documentation for typical bilateral derivatives. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member. Also, such documentation typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks may be more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

The federal income tax treatment with respect to swap transactions may impose limitations on the extent to which a Fund may engage in such transactions.

REAL ESTATE INVESTMENT TRUSTS (“REITs”). Certain Funds may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which a Fund invests in addition to the expenses incurred directly by a Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills and on cash flows, are not diversified, and are subject to default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for the favorable tax treatment under the Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investments in REITs also involve risks associated with an issuer with limited financial resources as well as infrequent or limited trading risk.

TRUST PREFERRED SECURITIES. Certain Funds may purchase trust preferred securities. Trust preferred securities are issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. Trust preferred securities currently permit the issuing entity to treat the interest payments as a tax-deductible cost. These securities, which have no voting rights, have a final stated maturity date and a fixed schedule for periodic payments. In addition, these securities have provisions which afford preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt securities of the same issuer. The issuers of these securities have the right to defer interest payments for a period of up to five years, although interest continues to accrue cumulatively. The deferral of payments may not exceed the stated maturity date of the securities themselves. The non-payment of deferred interest at the end of the permissible period will be treated as an event of default. At the present time, the Internal Revenue Service (“IRS”) generally treats capital securities as debt.

SUPRANATIONAL ORGANIZATIONAL OBLIGATIONS. Certain Funds may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.

INVESTMENT GRADE DEBT OBLIGATIONS. Certain Funds may invest in “investment grade securities,” which are securities rated in the four highest rating categories of an NRSRO. Certain Funds may only invest in those investment grade securities rated in the three highest rating categories of an NRSRO. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., “Baa” by Moody’s or “BBB” by S&P), are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. The Fund may invest up to 20% of their total net assets in such securities. An issuer undergoing reorganization or restructuring may issue to its security holders additional securities which may be different from the securities already held by the security holder. The Funds may hold such additional securities even if they do not generally invest in such securities.

NON-INVESTMENT GRADE DEBT SECURITIES. Certain Funds may invest in debt securities rated below investment grade, also known as “high yield” or “junk bonds.” These securities are regarded as predominantly speculative. Securities rated below investment grade generally provide a higher yield than higher rated securities of similar maturity, but are subject to a greater degree of risk that the issuer may not be able to make principal and interest payments. Issuers of these securities may not be as strong financially as those issuing higher rated securities. Such high yield issuers may include smaller, less creditworthy companies or highly indebted firms.

The value of high yield securities may fluctuate more than the value of higher rated securities, since high yield securities tend to reflect short-term corporate and market developments to a greater extent than higher rated securities. Thus, periods of economic uncertainty and change can result in the increased volatility of market prices of high yield bonds and of the Fund’s net asset value (“NAV”). Additional risks of high yield securities include limited liquidity and secondary market support. As a result, the prices of high yield securities may decline rapidly in the event that a significant number of holders decide to sell. Issuers of high yield securities also are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. A projection of an economic downturn, for example, could cause the price of these securities to decline because a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. In the event of a default, the Funds would experience a decline in the value of its investment. In addition, a long-term track record on bond default rates, such as that for investment grade corporate bonds, does not exist for the high yield market. It may be that future default rates on high-yield bonds will be more widespread and higher than in the past, especially during periods of deteriorating economic conditions.

The market prices of debt securities generally fluctuate with changes in interest rates so that these Funds’ NAVs can be expected to decrease as long-term interest rates rise and to increase as long-term rates fall. The market prices of high yield securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes and tend to be more volatile than securities which pay interest periodically.

Credit quality in the high yield market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. The Fund will limit its investments in non- investment grade securities to 20% of its total net assets. Subject to U.S. Securities and Exchange Commission (“SEC”) restrictions, the Fund may invest in such securities by investing in investment companies that primarily invest in non-investment grade securities.

Consolidation in the financial services industry has resulted in there being fewer market makers for high yield debt securities, which may result in further risk of illiquidity and volatility with respect to high yield debt securities held by a Fund, and this trend may continue in the future. Furthermore, high yield debt securities held by a Fund may not be registered under the 1933 Act, and, unless so registered, the Fund will not be able to sell such high yield debt securities except pursuant to an exemption from registration under the 1933 Act. This may further limit the Fund’s ability to sell high yield debt securities or to obtain the desired price for such securities.

CUSTODY RECEIPTS. Certain Funds may invest in custody receipts that represent debt securities. Custody receipts are derivative products which, in the aggregate, evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing those securities. The sponsor will then generally sell those custody receipts in negotiated transactions at varying prices that are determined at the time of sale. Each custody receipt evidences the individual securities in the pool and the holder of a custody receipt generally will have all the rights and privileges of owners of those securities. Each holder of a custody receipt will be treated as directly purchasing its pro rata share of the securities in the pool for an amount equal to the amount that such holder paid for its custody receipt. If a custody receipt is sold, a holder will be treated as having directly disposed of its pro rata share of the securities evidenced by the custody receipt. Additionally, the holder of a custody receipt may withdraw the securities represented by a custody receipt subject to certain conditions.

Custody receipts are generally subject to the same risks as those securities evidenced by the receipts which are corporate debt securities. Additionally, custody receipts may also be less liquid than the underlying securities if the sponsor fails to maintain a trading market.

Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities are a fairly recent development. As a result, established trading markets may not have fully developed. SMBSs issued or guaranteed by the U.S. government and held by a Fund may be considered illiquid securities pursuant to guidelines established by the Board of Trustees.

Offerings of Certificates for Automobile Receivables (“CARs”). CARs are structured either as flow-through grantor trusts or as pay-through notes. CARs structured as flow-through instruments represent ownership interests in a fixed pool of receivables. CARs structured as pay-through notes are debt instruments supported by the cash flows from the underlying assets. CARs may also be structured as securities with fixed payment schedules which are generally issued in multiple-classes. Cash-flow from the underlying receivables is directed first to paying interest and then to retiring principal via paying down the two respective classes of notes sequentially. Cash-flows on fixed- payment CARs are certain, while cash-flows on other types of CARs issues depend on the prepayment rate of the underlying automobile loans. Prepayments of automobile loans are triggered mainly by automobile sales and trade-ins. Many people buy new cars every two or three years, leading to rising prepayment rates as a pool becomes more seasoned.

Certificates for Amortizing Revolving Debt (“CARDs”). CARDs represent participation in a fixed pool of credit card accounts. CARDs pay “interest only” for a specified period. The CARDs principal balance remains constant during this period, while any cardholder repayments or new borrowings flow to the issuer’s participation. Once the principal amortization phase begins, the balance declines with paydowns on the underlying portfolio. Cash flows on CARDs are certain during the interest-only period. After this initial interest-only period, the cash flow will depend on how fast cardholders repay their borrowings. Historically, monthly cardholder repayment rates have been relatively fast. As a consequence, CARDs amortize rapidly after the end of the interest-only period. During this amortization period, the principal payments on CARDs depend specifically on the method for allocating cardholder repayments to investors. In many cases, the investor’s participation is based on the ratio of the CARDs’ balance to the total credit card portfolio balance. This ratio can be adjusted monthly or can be based on the balances at the beginning of the amortization period. In some issues, investors are allocated most of the repayments, regardless of the CARDs’ balance. This method results in especially fast amortization.

FIXED-INCOME SECURITIES. Each Fund may invest in fixed-income securities. Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issue may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

Further descriptions of certain types of fixed-income securities are provided elsewhere in this SAI.

CALLS. Certain Funds may write (sell) “covered” call options and purchase options to close out options previously written by it. Such options may be listed on a National Securities Exchange (“Exchange”) and cleared by the Options Clearing Corporation or may be entered into bilaterally with counterparties off-exchange in over-the- counter transactions. In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian cash or liquid portfolio securities equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or liquid portfolio securities in a segregated account with its custodian.

Subject to its investment objective and policies, a Fund may write covered call options for hedging and risk management purposes and to generate additional premium income for the Fund. This premium income will serve to enhance the Fund’s total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the opinion of a Fund’s Adviser, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

A call option on a security gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until (in the case of an “American- style” option) or at a specified time on (in the case of a “European-style” option) a certain date (the expiration date). If the buyer of the option exercises the option, the writer of the option is either required to deliver the underlying security (in the case of physically-settled options) against payment of the exercise price or pay the difference between the price of the underlying security on the exercise date and the exercise price (in the case of cash-settled options). This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure the writer’s obligation to deliver the underlying security in the case of an exchange-traded physically-settled call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation. The Funds will write only covered call options. A Fund will not write a covered call option if, as a result, the aggregate fair value of all portfolio securities covering call options or subject to put options exceeds 25% of the fair value of its net assets (50% for the Special Opportunities Fund).

Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund’s investment objectives. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to a physically-settled American-style option, a Fund does not have any control over the point at which it may be required to sell the underlying securities, because it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which a Fund has written expires, a Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security.

The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, the Adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Fund for writing covered call options will be recorded as a liability in a Fund’s statement of assets and liabilities. This liability will be readjusted daily to the option’s current market value, which will be the latest sale price at the time at which the NAV per share of a Fund is computed (typically, the close of the New York Stock Exchange (“NYSE”)), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in the closing transaction, or delivery of the underlying security upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to bear market risk on the security. This could result in higher transaction costs. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

The Fund may purchase call options for the purpose of hedging.

PUTS. The Fund may buy put options for the purpose of hedging. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. The Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.

The amount payable to a Fund upon its exercise of a “put” is normally (i) the Fund’s acquisition cost of the securities subject to the put (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security.

The Fund intends to enter into puts only with dealers, banks, and broker-dealers that are deemed creditworthy by the Adviser.

PUT AND CALL OPTIONS. A Fund will not purchase put and call options when the aggregate premiums on outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default. Cross- hedging is the use of options or forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency based on a belief that there is a pattern of correlation between the two currencies.

RISK FACTORS RELATING TO OPTIONS. There are several risks associated with transactions in put and call options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an Exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options, restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms. In addition, the success of a hedging strategy based on options transactions may depend on the ability of the Fund’s Adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates.

FUTURES CONTRACTS AND RELATED OPTIONS. Certain Funds may invest in a de minimis amount of futures contracts and options thereon.

Futures contracts obligate a Fund, at maturity, to buy or sell a specified quantity of an asset, index or rate, such as securities, a securities index or a foreign currency at a specified time and price. A Fund may enter into a futures contract to hedge the value of its securities portfolio as a whole or to protect against declines in the value of securities to be sold. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its holdings, interest rates (including the Federal Funds Rate) or foreign currency exchange rates. Futures contracts are traded on an Exchange, so that, in most cases, either party can close out its position on the Exchange for cash, without delivering the security or commodity or otherwise selling the contract. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position, and the Fund would be obligated to meet margin requirements (as discussed below) until the position is closed. In addition, a Fund may be required to make delivery of the assets underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge.

The margin required for a futures contract is set by the clearing house on which the contract is cleared and the Fund’s futures commission merchant and may be modified during the term of the contract. Margin requirements on foreign exchanges made be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Funds may earn interest income on initial margin deposits. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would own the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

A Fund’s futures broker may limit a Fund’s ability to invest in certain futures contracts. Such restrictions may adversely affect the Fund’s performance and its ability to achieve its investment objective.

Successful use of futures by the Funds is also subject to an Adviser’s ability to correctly predict movements in the direction of the markets. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, a Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so. There can be no guarantee that there will be a correlation between price movements in the hedging instruments and in the Fund’s securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a hedge not to achieve its objectives.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Utilization of futures transactions by a Fund involves the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker or clearing house with whom a Fund has an open position in a futures contract or related option and the risk that such a broker or clearing house may be unable or unwilling to meet its obligations. Futures contracts are centrally cleared and involve risks similar to those associated with the clearing of swaps. See “Swaps” above.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, and the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult to impossible to liquidate existing positions or to recover excess variation margin payments. Furthermore, exchanges may cancel trades in limited circumstances, for example, if the exchange believes that allowing such trades to stand as executed could have an adverse impact on the stability or integrity of the market. Any such cancellation may adversely affect the performance of a Fund.

Certain Funds may purchase and sell call and put options on futures contracts traded on an Exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. When a Fund trades options on futures contracts, it is subject to many of the risks associated with trading futures contracts.

RIGHTS OFFERINGS AND WARRANTS TO PURCHASE. Certain Funds may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

EXCHANGE-TRADED FUNDS (“ETFs”). Certain Funds may invest in ETFs, such as Standard & Poor’s Depositary Receipts (“SPDRs”) and NASDAQ-100 Index Tracking Stock (“NASDAQ 100s”). ETFs are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price, performance and dividend yield of an index or a group of stocks in a particular geographic area.

ETFs invest in a securities portfolio that includes substantially all of the securities (in substantially the same weights) as the securities included in the designated index. The results of ETFs will not match the performance of the designated index due to reductions in the performance attributable to transaction and other expenses, including fees paid by the ETF to service providers. ETFs are subject to risks specific to the performance of a few component securities if such securities represent a highly concentrated weighting in the designated index. ETFs are eligible to receive their portion of dividends, if any, accumulated on the securities held in trust, less fees and expenses of the trust.

An investment in an ETF offers, among other things, (i) an efficient means to achieve diversification in a particular industry, or (ii) for those Funds that invest in foreign securities, exposure to a particular country that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses.

Because an ETF charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Funds will also incur brokerage commissions and related charges when purchasing shares in an ETF in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to NAV.

An index-based ETF may purchase, retain and sell securities at times when an actively managed fund would not do so. As a result, you can expect greater risk of loss (and a corresponding greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the investment vehicle was not fully invested in such securities.

Since ETFs are investment companies, investment in ETFs would, absent exemptive relief, be limited under applicable federal statutory provisions. Those provisions generally restrict a fund’s investment in the shares of another investment company to, as determined immediately after a purchase is made, not more than 5% of its total assets (which may represent no more than 3% of the outstanding voting stock of such other investment company) and limit aggregate investments in all investment companies to 10% of total assets (the “3-5-10 Limitations”). The Funds may invest in certain ETFs in excess of the 3-5-10 Limitations pursuant to Rule 12d1-4 under the 1940 Act or another statutory or rule exemption, or to the extent the SEC issues exemptive relief to the ETF, subject to certain conditions and to the extent permitted by their investment strategies.

EXCHANGE-TRADED NOTES (“ETNs”). A Fund may invest in ETNs. ETNs are typically senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market index less applicable fees and expenses. ETNs are listed on an exchange and traded in the secondary market. A Fund may hold the ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant market index. ETNs do not make periodic interest payments and principal is not protected.

The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN despite the underlying market index remaining unchanged. ETNs are also subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how a Fund characterizes and treats ETNs for tax purposes.

An ETN that is tied to a specific market index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market index. ETNs also incur certain expenses not incurred by their applicable market index, and a Fund would bear a proportionate share of any fees and expenses borne by the ETN in which it invests.

A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs that use leverage in an effort to amplify the returns of an underlying market index can, at times, be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater. The extent of a Fund’s investment in commodity-linked ETNs, if any, is limited by tax considerations.

INVESTMENTS IN BUSINESS DEVELOPMENT COMPANIES (“BDCs”). Certain Funds may invest in BDCs, which typically operate as publicly traded private equity firms that invest in early stage to mature private companies as well as small public companies. BDCs are regulated under the 1940 Act and are taxed as regulated investment companies under the Code. BDCs realize operating income when their investments are sold off, and therefore maintain complex organizational, operational, tax and compliance requirements. Under the 1940 Act, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies and there is a risk that investors may not be able to make a fully informed decision. Additionally, a BDC may only incur indebtedness in amounts such that the BDC’s asset coverage equals at least 200% after such incurrence. These limitations on asset mix and leverage may prohibit the way that the BDC raises capital.

INVESTMENT COMPANIES. Each Fund may acquire the securities of other investment companies, such as open-end or closed- end management investment companies, including ETFs and business development companies (as discussed above), or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted under the 1940 Act and consistent with their respective investment objectives and strategies. Except as noted below, the 1940 Act’s limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a fund (collectively, the “3-5-10 Limitations”). Any of the Funds may invest in affiliated and unaffiliated money market funds without limit subject to the acquiring Fund’s investment policies and restrictions and the conditions of Rule 12d1-1 under the 1940 Act. SEC Rule 12d1-4 under the 1940 Act, which became effective on January 19, 2022, is designed to streamline and enhance the regulatory framework for funds of funds arrangements. Rule 12d1-4 permits acquiring funds to invest in the securities of other registered investment companies in excess of the 3-5-10 Limitations, subject to certain conditions. In connection with this rule, the SEC rescinded Rule 12d1-2 under the 1940 Act and most fund of funds exemptive orders, effective January 19, 2022.

As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations, and are reflected in the Annual Fund Operating Expenses table in the Fund’s prospectus.

Certain Funds may invest in investment companies that invest primarily in debt securities.

CONVERTIBLE SECURITIES. Certain Funds may invest in convertible securities. Convertible securities are fixed-income securities which may be exchanged or converted into a predetermined number of the issuer’s underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible bonds and convertible preferred stocks are fixed-income securities that generally retain the investment characteristics of fixed-income securities until they have been converted, but also react to both movements in interest rates and movements in the underlying equity securities. The holder is entitled to receive the fixed- income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer’s common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond’s maturity. Convertible securities are senior to equity securities, and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.

CALLABLE SECURITIES. Certain fixed-income securities invested in by certain Funds are callable at the option of the issuer or a third party. Callable securities are subject to prepayment/call risk.

STRUCTURED PRODUCTS. Structured products, such as structured notes, generally are individually negotiated agreements and may be traded over the counter. They are organized and operated to restructure the investment characteristics of the underlying security. This structuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow of the underlying instruments. With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities.

LEGAL AND REGULATORY RISK. Legal, tax, and regulatory changes may adversely affect the Fund. New (or revised) laws or regulations or interpretations of existing law may be issued by the IRS or U.S. Treasury, the U.S. Commodity Futures Trading Commission (the “CFTC”), the SEC, the U.S. Federal Reserve or other banking regulators, or other governmental regulatory authorities, or self-regulatory organizations that supervise the financial markets that could adversely affect the Funds. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Funds also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. It is impossible to predict what, if any, changes in regulations may occur, but any regulation that restricts the ability of a Fund to trade in securities could have a material adverse impact on a Fund’s performance.

In addition, the securities and derivatives markets are subject to comprehensive statutes, regulations, and margin requirements. The CFTC, the SEC, the FDIC, other regulators, and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of securitization and derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action. For more information, please see “Derivatives Regulation” below.

The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for a Fund to execute certain investment strategies and may have a material adverse effect on the Fund’s ability to generate returns.

Rules implementing the credit risk retention requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) for asset-backed securities require the sponsor of certain securitization vehicles (or a majority-owned affiliate of the sponsor) to retain, and to refrain from transferring, selling, conveying to a third party, or hedging 5% of the credit risk in assets transferred, sold, or conveyed through the issuance of such vehicle, subject to certain exceptions. These requirements may increase the costs to originators, securitizers, and, in certain cases, collateral managers of securitization vehicles in which a Fund may invest, which costs could be passed along to such Fund as an investor in such transactions.

Investors should also be aware that some EU-regulated institutions (such as banks, certain investment firms, and managers of alternative investment funds) are currently restricted from investing in securitizations (including U.S.-related securitizations), unless, in summary: (i) the institution is able to demonstrate that it has undertaken certain due diligence in respect of various matters, including its investment position, the underlying assets, and in certain cases the originator of the securitization; and (ii) the originator, sponsor, or original lender of the securitization has disclosed to the institution that it will retain, on an ongoing basis, a net economic interest of not less than 5% of specified credit risk tranches or asset exposures related to the securitization. In addition, in respect of securitization transactions the securities of which are issued on or after January 1, 2019, there is a direct requirement on the originator, sponsor or original lender of the securitization to make the required credit risk retention. Although the requirements do not apply to any of the Funds directly, the costs of compliance, in the case of any securitization within the EU risk retention rules in which a Fund has invested or is seeking to invest, could be indirectly borne by the Fund and the other investors in the securitization.

DERIVATIVES REGULATION. The U.S. government has enacted legislation that provides for regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union, the United Kingdom, and some other countries have adopted similar requirements, which affect a Fund when it enters into a derivatives transaction with a counterparty subject to those requirements. Because implementation of the legislation is evolving, their ultimate impact on the Funds remains unclear.

Regulators in the U.S., the European Union, the United Kingdom, and certain other jurisdictions have adopted mandatory minimum margin requirements for bilateral derivatives. These rules impose minimum variation margin requirements and, in some cases, initial margin requirements that could increase the amount of margin a Fund needs to provide in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive. In addition, in the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union, the United Kingdom, and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit a Fund from exercising termination rights based on the financial institution’s insolvency. In particular, in the European Union and the United Kingdom, governmental authorities could reduce, eliminate or convert to equity the liabilities to the Funds of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).

Rule 18f-4 under the 1940 Act (“Rule 18f-4”) governs the use of derivatives and certain related instruments (e.g., reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 limits derivatives exposure through one of two value-at-risk tests, requires funds to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and subjects funds to certain reporting requirements in respect of derivatives. Limited derivatives users (as determined by Rule 18f-4) are not, however, subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation framework arising from prior SEC guidance for covering certain derivative instruments and related transactions.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The implementation of the clearing requirement has increased the cost of derivatives transactions, since market participants have to pay fees to their clearing member and are typically required to post more margin for cleared derivatives than they historically posted for bilateral derivatives. The cost of derivatives transactions is expected to increase further as clearing members raise their fees to cover the cost of additional capital requirements and other regulatory changes applicable to the clearing members. These rules and regulations are new and evolving, and, therefore, their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably for a variety of reasons, including general financial market conditions, changing market perceptions and changes in government intervention in the financial markets. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. In addition, the increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility. (As passive strategies generally buy or sell securities based simply on inclusion and representation in an index, securities prices will have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies rather than based on an analysis of the prospects and valuation of individual securities. This may result in increased market volatility as more money is invested through passive strategies). These and other factors may lead to increased volatility and reduced liquidity in a Fund’s portfolio holdings.

Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities. A Fund may also be subject to inverse market risk, the particular type of market risk associated with investments that are intended to perform when equity markets decline. These investments will lose value when the equity markets to which they are tied are increasing in value.

Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. The COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect economies, companies and the market in general in ways that cannot necessarily be foreseen at the present time. Changes in interest rates and inflation, political or social developments, including military conflict (such as Russia’s military invasion of Ukraine, conflicts in the Middle East and Asia, and tension between nations such as China and Taiwan), and geopolitical developments (including trading and tariff arrangements, sanctions, and cybersecurity attacks) have occurred and can continue to occur in the future. These events and circumstances could adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

MANAGEMENT RISK. Each Fund is subject to management risk because it relies on Sterling Capital to achieve its investment objective. Each Fund runs the risk that Sterling Capital’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. Sterling Capital also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times..

There can be no assurance that key Sterling Capital personnel will continue to be employed by Sterling Capital. The loss of their services could have an adverse impact on Sterling Capital’s ability to achieve the Funds’ investment objectives.

MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events (e.g., wars and terrorism) will disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Funds’ investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs (e.g., the marked decline in oil prices that began in late 2014) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of a Fund’s investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. In addition, the Funds are subject to the risk that geopolitical events, such as political, social or financial instability, civil unrest, and other political developments, such as sanctions, tariffs, the imposition of exchange controls or other cross-border trade barriers or “trade wars”, may negatively affect a Fund’s investment in issuers located in, doing business in, or with assets relating to a market effected by such geopolitical event. Securities markets may be susceptible to market manipulation or other fraudulent trading practices, which could disrupt their orderly functioning or reduce the prices of securities traded on them, including securities held by the Funds. Fraud and other deceptive practices committed by a company whose securities are held by a Fund undermine Sterling Capital’s due diligence efforts and, when discovered, will likely cause a steep decline in the market price of those securities and thus negatively affect the value of the Fund’s investments. In addition, when discovered, financial fraud may contribute to overall market volatility, which can negatively affect a Fund’s investment program, as well as the rates or indices underlying a Fund’s investments.

While the U.S. government has always honored its credit obligations, a default by the U.S. government (as has been threatened in the recent past) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Funds’ investments. Similarly, political events within the United States at times have resulted, and may in the future result, in shutdowns of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Climate change regulation (such as decarbonization legislation or other mandatory controls to reduce omissions of greenhouse gases) could significantly affect many of the companies in which the Funds invest by, among other things, increasing those companies’ operating costs and capital expenditures. Uncertainty surrounding the sovereign debt of several European Union countries, as well uncertainty surrounding as the continued existence of the European Union itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or if the European Union dissolves, the world’s securities markets likely will be significantly disrupted.

In March 2023, the shut-down of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system. Other adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, a Fund or issuers in which the Funds invest. In addition, issuers in which the Funds invest and the Funds may not be able to identify all potential solvency or stress concerns with respect to a financial institution or to transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.

The United Kingdom formally withdrew from the European Union (commonly known as “Brexit”) on January 31, 2020. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of Brexit, the UK and European economies and the broader economy could be significantly impacted, potentially resulting in increased market volatility and illiquidity, political, economic, and legal uncertainty, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, or the abandonment of the Euro, may cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Many financial instruments used a floating rate based on London Interbank Offered Rate (“LIBOR”), which was the offered rate for short-term Eurodollar deposits between major international banks. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and LIBOR was last published on a representative basis at the end of June 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR) and the transition to new reference rates continues. Markets are developing in response to these new rates, but questions around liquidity in new rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be fully known.

The transition away from LIBOR and the use of replacement rates may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Fund that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and other assets or liabilities tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for a Fund. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect a Fund’s performance or net asset value.

War, terrorism, economic uncertainty, and related geopolitical events, such as sanctions, tariffs, the imposition of exchange controls or other cross-border trade barriers have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. For example, Russia’s invasion of Ukraine beginning in late February 2022, and subsequent related events, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, issued broad-ranging economic sanctions against Russia, including, among other sanctions, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; the removal by certain countries and the European Union of selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (commonly referred to as “SWIFT”), the electronic banking network that connects banks globally; and restrictive measure to prevent the Russian Central Bank from undermining the impact of the sanctions. Those events, including sanctions and the potential for future sanctions, including any affecting Russia’s energy sector, and other actions, and Russia’s retaliatory responses to those sanctions and actions, have adversely affected the Russian economy and may result in the further decline of the value and liquidity of Russian securities, a continued weakening of the ruble and continued exchange closures, and may have other adverse consequences on the Russian economy that affect the value of Russian investments and impair the ability of a Fund to buy, sell, receive or deliver those securities. In addition, trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The United States government has prohibited U.S. persons from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund’s assets may go down. Events such as these and their impact on the Funds are difficult to predict.

Likewise, natural and environmental disasters (such as the earthquake and tsunami in Japan in early 2011), epidemics or pandemics (such as the outbreak of COVID-19), and systemic market dislocations (such as the kind surrounding the insolvency of Lehman Brothers in 2008), if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this SAI and in the Prospectuses will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

TEMPORARY DEFENSIVE POSITIONS. If deemed appropriate under the circumstances, certain Funds may increase its holdings in short-term obligations to up to 100% of its total assets. Under normal market conditions, the Equity Funds will limit their investment in short-term obligations to 20% of their total net assets. Such short- term obligations may include money market instruments and repurchase agreements. A Fund may not achieve its investment objective as a result of taking any temporary defensive position.

UNDERWRITING SECURITIES. To the extent permitted by the “Investment Restrictions” section, each Fund may underwrite securities to the extent permitted by the 1940 Act, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.

FUNDAMENTAL INVESTMENT RESTRICTIONS

Except as provided otherwise, the following investment restrictions may be changed with respect to a particular Fund only by a vote of a majority of the outstanding Shares of that Fund (as defined under “ADDITIONAL INFORMATION – ORGANIZATION AND DESCRIPTION OF SHARES” in this SAI).

THE MID CAP RELATIVE VALUE FUND MAY NOT:

1.  Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in such issuer, or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

2.  Write put options.

3.  Purchase any securities that would cause 25% or more of the value of such Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities; (b) wholly- owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, electric utilities, gas utilities, and water utilities will each be considered a separate industry.

THE MID CAP RELATIVE VALUE FUND MAY:

1.  Borrow money or lend to the extent permitted by the 1940 Act, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.

2.  Issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.

3.  Purchase or sell commodities, commodities contracts, or future contracts or real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.

NOTE REGARDING FUNDAMENTAL INVESTMENT RESTRICTIONS. Certain relevant limitations of the 1940 Act are described below. These limitations are based either on the 1940 Act itself, the rules or regulations thereunder or applicable orders of the SEC. In addition, interpretations and guidance provided by the SEC staff may be taken into account, where deemed appropriate by a Fund, to determine if an investment practice or the purchase of securities or other instruments is permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC.

Under the 1940 Act, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or its instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer’s voting securities would be held by the fund. “Concentration” is generally interpreted under the 1940 Act to be investing more than 25% of total assets in an industry or group of industries. For purposes of the concentration policies described above, the Funds generally determine industry classifications for purposes of these policies in reference to issuer-assigned GICS codes provided to the Fund by unaffiliated third- party vendors (“GICS Codes”) and, the Funds treat each industry represented by a distinct 6-digit GICS Code as a separate “industry.” In addition, the Funds do not consider investment companies to constitute an “industry.” Rather, a Fund will “look- through” investments in investment companies to the underlying securities held by such investment companies when determining fund exposure to a particular industry.

The 1940 Act also limits the amount that a Fund may invest in other investment companies, prohibiting the Fund from (i) owning more than 3% of the total outstanding voting stock of a single other investment company; (ii) investing more than 5% of its total assets in the securities of a single other investment company; and (iii) investing more than 10% of its total assets in securities of all other investment companies (the “3-5-10 Limitations”). SEC Rule 12d1-4 under the 1940 Act, which became effective on January 19, 2022, is designed to streamline and enhance the regulatory framework for funds of funds arrangements. Rule 12d1-4 permits acquiring funds to invest in the securities of other registered investment companies beyond certain statutory limits, subject to certain conditions. In connection with this rule, the SEC rescinded Rule 12d1-2 under the 1940 Act and most fund of funds exemptive orders, effective as of January 19, 2022.

The 1940 Act restricts the ability of any mutual fund to lend. Under the 1940 Act, a Fund may only make loans if expressly permitted to do so by a Fund’s investment policies, and a Fund may not make loans to persons who control or are under common control with a Fund. Thus, the 1940 Act effectively prohibits a Fund from making loans to certain persons when conflicts of interest or undue influence are most likely present.

The 1940 Act limits a Fund’s ability to borrow money, prohibiting a fund from issuing senior securities, except that it may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by a fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, a fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

The 1940 Act prohibits a diversified mutual fund from underwriting securities in excess of 25% of its total assets.

Additionally, a Fund’s ability to make certain types of investments (e.g., investments in commodities or real estate) may be limited by other applicable laws, rules, or regulations, including the Code.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are considered NON-FUNDAMENTAL and therefore may be changed by a vote of a majority of the Trustees of the Funds:

1.  All Funds may not purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and a Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

2.  All Funds may not sell securities short (unless they own or have the right to obtain securities equivalent in kind and amount to the securities sold short), however that policy does not prevent the above Funds from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments, and the Funds may obtain such short-term credits as are necessary for the clearance of portfolio transactions.

NOTE REGARDING INVESTMENT RESTRICTIONS

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a requirement with respect to the percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by the Fund of such security or asset. Accordingly, unless otherwise noted, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the investment adviser if the security is not rated by a rating agency), will not compel the Fund to dispose of such security or other asset. However, a Fund must always be in compliance with its borrowing policy set forth above. If the Fund is required to reduce borrowings, it will do so in a manner that is consistent with the 1940 Act and guidance of the SEC or its staff, and that complies with any applicable SEC exemptive order.

PORTFOLIO TURNOVER

The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less.

For the fiscal years ended September 30, 2024 and September 30, 2023, the portfolio turnover rates for each of the Funds were as follows:

FUND	2024(%)	2023(%)
Mid Cap Relative Value Fund	8.96	4.89

Unless otherwise indicated, changes in portfolio turnover rates were generally the result of active trading strategies employed by such Funds’ portfolio managers in response to market conditions, and not reflective of a material change in a Fund’s investment strategy.

High turnover rates will generally result in higher transaction costs to the Funds and may result in higher levels of taxable realized gains (including short-term taxable gains generally taxed as ordinary income when distributed to individual shareholders) to a Fund’s shareholders. The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. Higher portfolio turnover rates for each Fund may lead to increased taxes and transaction costs. Portfolio turnover will not be a limiting factor in making investment decisions. See “Additional Tax Information.”

VALUATION

Except as noted below, investments of the Funds in securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market, typically 4:00 PM EST or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded. In December 2020, the Securities and Exchange Commission (“SEC”) adopted Rule 2a-5 under the 1940 Act, which establishes requirements for determining fair value in good faith for purposes of the 1940 Act, including related oversight and reporting requirements. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act, which is the threshold for determining whether a fund must fair value a security. The Adviser serves as the Fund’s valuation designee for purposes of compliance with Rule 2a-5 under the 1940 Act.

With regard to each of the above-mentioned Funds, securities the principal market for which is not a securities exchange are valued at their latest bid quotations in such principal market. Fixed-income securities are valued by using evaluations provided by an independent pricing service, the use of which has been approved by the Valuation Designee. Securities for which an independent pricing service does not provide a current evaluation or provides a value that does not represent fair value in the judgment of the Valuation Designee are valued at fair value under procedures approved by the Board of Trustees. Such procedures may include a yield equivalent or a price produced through use of a pricing matrix. With respect to participation certificates (otherwise known as participation notes, equity linked notes, or “widgets”), if the price provided by an independent pricing service should reflect a price premium, the market maker (broker) will be contacted to provide the premium and the participation certificate’s price will be adjusted accordingly. Repurchase Agreements are valued at original cost. Open ended mutual fund investments will be valued at the most recently calculated NAV. Closed end mutual funds are valued at their market values based upon the latest available sale price or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded.

The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange or other principal market on which it is traded, which value is then converted into its U.S. dollar equivalent using the latest foreign exchange bid quotation (from an approved pricing vendor) as of the time of NAV calculation. When the closing price is not an accurate representation of value due to events that have occurred after the closing of the primary exchange and prior to the time of NAV calculations (hereinafter, a “Significant Event”), then a market quotation is deemed to not be readily available and the fair value of affected securities will be determined by consideration of other factors by the Valuation Designee as detailed below. An example of a common Significant Event is a significant movement in the U.S. equity markets following the close of trading on a foreign exchange. The Valuation Designee may predetermine the level of such a movement that will constitute a Significant Event (a “Trigger”) and preauthorize the Trust’s Accounting Agent to utilize a pricing service (a “Fair Value Pricing Service”) that has been designed to determine a fair value.

Securities and other assets for which market quotations are not readily available (e.g., where an independent pricing service does not provide a current evaluation or provides a value that does not represent fair value in the judgment of the Valuation Designee) will be valued at fair value using methods approved by the Board of Trustees.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Each class of Shares of each Fund of Sterling Capital Funds is offered on a continuous basis by Sterling Capital Distributors, LLC (the “Distributor”). Class A, Class C, or Institutional Shares may be purchased through banks, brokers and other financial intermediaries. Class R6 Shares are available only to eligible group retirement and benefit plans (such as 401(k) plans, 457(b) plans, 403(b) plans, profit sharing plans and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans, any of whose accounts are maintained by the Funds at an omnibus level), 529 plans and certain eligible institutional investors and accounts, and certain other eligible investors. Financial intermediaries such as clearing firms or record keepers that expect to receive compensation from a Fund or from Sterling Capital in the form of sub-recordkeeping, sub-transfer agency or other similar service fees are not eligible to purchase R6 Shares. R6 Shares of the Funds are not designed to accommodate the payment of sub-recordkeeping, sub-transfer agency or other similar service fees to financial intermediaries. Note also that not all Funds and classes are available for purchase in all states.

All Sterling Capital Funds IRA distribution requests must be made in writing to the Funds’ transfer agent. Any additional deposits to a Sterling Capital Funds IRA must distinguish the type and year of the contribution.

For more information on a Sterling Capital Funds IRA, call Sterling Capital Funds at 1-800-228-1872. Investment in Shares of the Tax-Free Bond Funds would not be appropriate for any IRA. Shareholders are advised to consult a tax adviser on Sterling Capital Funds IRA contribution and withdrawal requirements and restrictions.

SALES CHARGES

As the Funds’ principal underwriter, the Distributor enters into selling and/or service agreements with financial intermediaries to authorize the financial intermediaries to make available Class A and Class C Shares of the Funds to investors. The Funds re-allow some or all of the applicable sales charge as dealer discounts and brokerage commissions. With respect to the Mid Cap Relative Value Fund, the Distributor receives up to 0.25% of the sales charge charged to shareholders for marketing and distribution expenses. The Fund’s transfer agent will pay the remaining sales charge to dealers. As a result, broker-dealers that sell Shares of the Funds may receive more revenue from the sale of the Funds than from the sale of other mutual funds offered by such firms. Under federal securities laws, a broker or dealer who receives a reallowance in excess of 90% of the sales charge may be deemed to be an “underwriter” for purposes of the 1933 Act. From time to time dealers who receive dealer discounts and broker commissions may reallow all or a portion of such dealer discounts and broker commissions to other dealers or brokers.

The Adviser, at its expense, may also provide additional compensation to dealers in connection with sales of Class A Shares of any Fund. The maximum cash compensation payable by shareholders is 5.75% of the public offering price of Class A Shares. In addition, the Adviser may provide financial assistance to financial intermediaries (including, but not limited to, broker dealers, shareholder servicing agents, and financial advisors) in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Funds, and/or broker dealer-sponsored special events. Financial intermediaries may not use sales of a Fund’s Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority. Financial intermediaries are not permitted to delay the placement of orders to benefit themselves by a price change.

Subject to the Appendix, the current sales charge rates are as follows:

FOR THE EQUITY FUNDS

YOUR INVESTMENT	SALES CHARGE AS A % OF OFFERING PRICE	SALES CHARGE AS A % OF YOUR INVESTMENT	UNDERWRITER RETENTION
Up to $49,999	5.75%	6.10%	0.75%
$50,000 up to $99,999	4.50%	4.71%	0.75%
$100,000 up to $249,999	3.50%	3.63%	0.75%
$250,000 up to $499,999	2.50%	2.56%	0.50%
$500,000 up to $999,999	2.00%	2.04%	0.40%
$1,000,000 and above(1)	0.00%	0.00%	0.00%

(1)	There is no initial sales charge on purchases of $1 million or more. However, a contingent deferred sales charge (“CDSC”) of up to 1.00% of the purchase price will be charged to the shareholders if the shares are redeemed within two years after purchase. This charge will be based on the lower of your cost for the shares or their NAV at the time of redemption. There will be no CDSC on reinvested distributions.

A CDSC of up to 1.00% of the purchase price will be charged to the following Class A shareholders who receive a sales charge waiver and then redeem their shares within two years after purchase: shareholders who purchased $1 million or more. This CDSC will be based on the lower of the cost of the shares or their NAV at the time of redemption.

For sales of over $1 million or more, broker-dealers may be paid a finder’s fee of up to 1.00% of the offering price of such shares up to $2.5 million, 0.5% of the offering price from $2.5 million up to $5 million, and 0.25% of the offering price from $5 million and up.

Where a finder’s fee is paid, the broker-dealer shall not be entitled to receive any 12b-1 fees with respect to such shares for the first 12 months after the shares are purchased.

A CDSC of up to 0.50% of the purchase price will be charged to the Class A shareholders who purchased $250,000 or more, received a sales charge waiver and then redeem their shares within eighteen months after purchase. This CDSC will be based on the lower of the cost of the shares or their NAV at the time of redemption.

For sales of over $250,000 or more, broker-dealers may be paid a finder’s fee of up to 0.50% of the offering price of such shares up to $5 million, 0.35% of the offering price from $5 million up to $10 million, and 0.25% of the offering price from $10 million and up.

Where a finder’s fee is paid, the broker-dealer shall not be entitled to receive any 12b-1 fees with respect to such shares for the first 12 months after the shares are purchased.

The sales charges set forth in the tables above are applicable to purchases made at one time by any Purchaser, which includes: (i) an individual, his or her spouse and children under the age of 21; (ii) a trustee or other fiduciary of a single trust estate or single fiduciary account; or (iii) any other organized group of persons, whether incorporated or not, provided that such organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company. In order to qualify for a lower sales charge, all orders from a Purchaser will have to be placed through a single investment dealer and identified at the time of purchase as originating from the same Purchaser, although such orders may be placed into more than one discrete account which identifies the Purchasers.

In determining whether a particular redemption is subject to a CDSC, it is assumed that the redemption is first of any Class A Shares and then of any Class C Shares in the shareholder’s Fund account, (unless the shareholder elects to redeem in a different order) or Shares representing capital appreciation, next of Shares acquired pursuant to reinvestment of dividends and capital gain distributions, and finally of other Shares held by the shareholder for the longest period of time. This method should result in the lowest possible sales charge.

EXCHANGE PRIVILEGE

CLASS R6 SHARES. Class R6 Shares of a Fund may be exchanged for Class R6 Shares of another Fund. Class R6 Shares may also be exchanged for Class A Shares, if the Shareholder ceases to be eligible to purchase Class R6 Shares. Class R6 Shares may not be exchanged for Class C Shares or Institutional Shares. An exchange is considered a sale of Shares and will result in a capital gain or loss for federal income tax purposes, which in general is calculated by netting the shareholder’s tax cost (or “Basis”) in the Shares surrendered and the value of the Shares received on the exchange.

If not selected on the Account Registration form, the shareholder will automatically receive Exchange privileges. If an exchange request in good order is received by the Fund’s transfer agent by 12:00 noon (Eastern Time) on any Business Day, the exchange usually will occur on that day.

MATTERS AFFECTING REDEMPTION

REDEMPTION BY MAIL. A written request for redemption must be received by the Funds’ transfer agent in order to constitute a valid tender for redemption from an IRA. Also, the signature on the written request must be guaranteed by a bank, broker, dealer, credit union, securities exchange, securities association, clearing agency or savings association, as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), if (a) a redemption check is to be payable to anyone other than the Owner(s) of record or (b) a redemption check is to be mailed to the Owner(s) at an address other than the address of record or (c) the Owner(s) address of record has changed within the last ten (10) business days or (d) the redemption proceeds are being transferred to another Fund account with a different registration or (e) the redemption proceeds are being paid to new bank instructions or bank instructions added to your account within the last 15 calendar days. The Funds reserve the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. Proceeds may be mailed to the address of record or sent electronically or mailed to a previously designated bank account without a signature guarantee. See “Redemption by Telephone” for further discussion on sending proceeds to your bank account.

REDEMPTION BY TELEPHONE. Shares may be redeemed by telephone if the shareholder selected that option on the Account Registration Form. A shareholder may have the proceeds mailed to the address of record or sent electronically or mailed directly to a domestic commercial bank account previously designated by the shareholder on the Account Registration Form. Under most circumstances, such payments will be transmitted on the next Business Day following receipt of a valid request for redemption. Such electronic redemption requests may be made by the shareholder by telephone to the transfer agent. The transfer agent may reduce the amount of a wire redemption payment by its then-current wire redemption charge. There is no charge for having payment of redemption requests mailed or sent via the Automated Clearing House to a designated bank account. For telephone redemptions, call Sterling Capital Funds at 1-800-228-1872. If not selected on the Account Registration form, the shareholder will automatically receive telephone redemption privileges. None of the Funds’ transfer agent, Sterling Capital or the Funds will be liable for any losses, damages, expense or cost arising out of any telephone transaction (including exchanges and redemptions) effected in accordance with the Funds’ telephone transaction procedures, upon instructions reasonably believed to be genuine. The Funds will employ procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine; if these procedures are not followed, the Funds may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder’s account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, shareholders may also mail the redemption request to the Funds.

REDEMPTION ONLINE. Shares may be redeemed online if the shareholder has set up an account online at www.sterlingcapitalfunds.com. Redemption proceeds will be mailed to the shareholder’s address of record or sent to the shareholder’s bank account via electronic transfer (ACH). Under most circumstances, such payments will be mailed on the next Business Day following receipt of a valid request for redemption. For online redemptions, visit Sterling Capital Funds at www.sterlingcapitalfunds.com. None of the Funds’ transfer agent, Sterling Capital or the Funds will be liable for any losses, damages, expenses or costs arising out of any online transaction (including exchanges and redemptions) effected in accordance with the Funds’ online transaction procedures, upon receipt of instructions reasonably believed to be genuine. The Funds will employ procedures designed to provide reasonable assurance that instructions communicated online are genuine; if these procedures are not followed, the Funds may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include the use of an online password and multi-factor authentication system, sending confirmations to shareholders within 72 hours of the online transaction, and sending redemption proceeds only to the address of record or sent to the shareholder’s bank account via electronic transfer (ACH). In addition, a shareholder may not make an online redemption within 30 days of changing their address of record. If, due to temporary adverse conditions, investors are unable to effect online transactions, shareholders may also mail the redemption request to the Funds.

The Funds may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as a result of which (i) disposal by a Sterling Capital Fund of securities owned by it is not reasonably practical or (ii) it is not reasonably practical for a Fund to determine the value of its total net assets.

The Funds may redeem any class of Shares involuntarily if redemption appears appropriate in light of the Funds’ responsibilities under the 1940 Act.

PAYMENTS TO SHAREHOLDERS. Redemption orders are effected at the NAV per Share next determined after the Shares are properly tendered for redemption, as described above. Payment to shareholders for Shares redeemed will be made within seven days after receipt by the Funds’ transfer agent of the request for redemption. However, to the greatest extent possible, the Funds will attempt to honor requests from shareholders for next Business Day payments upon redemptions of Shares if the request for redemption is received by the transfer agent before the last Valuation Time on a Business Day or, if the request for redemption is received after the last Valuation Time, to honor requests for payment within two Business Days, unless it would be disadvantageous to the Funds or the shareholders of the particular Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner. The Fund will attempt to honor requests from its shareholders for same day payment upon redemption of Shares if the request for redemption is received by the transfer agent before the close of business on a Business Day. Payment for redemptions requests received after the close of business will be made on the next Business Day, unless it would be disadvantageous to the Fund or its shareholders to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner. For requests sent by regular mail, there may be a delay between the time the request reaches the P.O. Box and the time of a Fund’s receipt of the request, which may affect the NAV at which the request is processed.

ADDITIONAL TAX INFORMATION

The following discussion of the U.S. federal income tax consequences of investing in the Funds is based on the Code, U.S. Treasury Regulations, and other applicable authority, all as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important federal tax considerations generally applicable to investments in the Funds. This discussion does not address all aspects of taxation (including state, local and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders, such as insurance companies, tax-advantaged retirement plans, financial institutions or foreign shareholders (defined below), that are subject to special treatment under U.S. federal income tax laws. Shareholders should consult their own tax advisers regarding their particular situations and the possible application of foreign, state and local tax laws.

TAXATION OF THE FUNDS. Each Fund will be treated as a separate entity for federal income tax purposes. It is the policy of each Fund to elect to be treated as, and to qualify for, the favorable tax treatment accorded regulated investment companies (“RICs”) under Subchapter M of the Code. By following such policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which such Fund may be subject. If the Funds qualify as RICs that are accorded special treatment, the Funds will not be subject to federal income tax on income or gains distributed in a timely manner to their shareholders in the form of dividends (including Capital Gain Dividends, as defined below). RICs are subject to a federal excise tax if they do not distribute substantially all of their income and gains on a calendar-year basis. Each Fund intends to avoid paying federal income and excise taxes by timely distributing substantially all of its ordinary income and net realized capital gains.

In order to qualify for the special tax treatment accorded RICs and their shareholders, a Fund must, among other things, (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) distribute during or with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid - generally taxable ordinary income and the excess, if any, of net short- term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and (c) diversify its holdings so that, at the end of each quarter of a Fund’s taxable year (i) at least 50% of the fair market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

In general, for purposes of the 90% gross income requirement described in (a) of the paragraph immediately above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in subsection (a)(i) of the paragraph above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Section 7704(c)(2) of the Code. MLPs, if any, in which a Fund invests will generally be treated as qualified publicly traded partnerships. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification requirements in (c) above, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership. Also, for purposes of meeting the diversification requirements described in (c) above, identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to identification of the issuer for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (c) above.

As mentioned above, if a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). Although each Fund expects to qualify as a RIC and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

If for any taxable year a Fund were to fail to meet the income, distribution or diversification test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such a failure for any taxable year, or otherwise failed to qualify as a RIC that is accorded special tax treatment, all of the Fund’s taxable income would be subject to federal income tax at regular corporate rates at the Fund level (without any deduction for distributions to its shareholders). In addition, all distributions to shareholders from earnings and profits would be taxed as dividend income, even if the distributions were attributable to long-term capital gains or exempt interest income earned by the Fund. Some portions of such distributions may be eligible for the dividends- received deduction in the case of corporate shareholders or to be treated as qualified dividend income to non-corporate shareholders, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund Shares. Furthermore, in order to re- qualify for taxation as a RIC that is accorded special treatment, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Investment company taxable income that is retained by a Fund will be subject to tax at regular corporate rates. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but it may designate the retained amount as undistributed capital gains in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for federal income tax purposes, the tax basis of Shares owned by a shareholder of the Fund would be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain (including in connection with determining the amount available to support a Capital Gain Dividend), its taxable income and its earnings and profits, a RIC may elect to treat any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) and certain late-year ordinary losses (generally, the sum of its (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following year. A Fund will be treated as having distributed any amount on which it is subject to corporate income tax for its taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by a Fund on December 31 of the preceding year if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that a Fund will be able to do so.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, subject to certain limitations, a Fund may carry forward a net capital loss from any taxable year to offset its capital gains, if any, realized during a subsequent taxable year. If a Fund incurs or has incurred net capital losses, those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short- term or long-term. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains.

DISTRIBUTIONS. For federal income tax purposes, distributions of investment income from a Fund (other than qualified dividend income and exempt-interest dividends, as discussed below) generally are taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned (or is deemed to have owned) his or her Shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Tax rules can alter the Fund’s holding period in its investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Distributions from capital gains generally are made after applying any available capital loss carryforwards.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains (other than exempt-interest dividends) as described above, and (ii) any net gain from the sale, exchange, redemption or other taxable disposition of Fund Shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in a Fund.

Distributions of taxable income or capital gains are taxable to Fund shareholders as described herein whether received in cash or reinvested in additional Fund Shares. Dividends and distributions on a Fund’s Shares generally are subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of Shares purchased at a time when a Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Realized gains may be required to be distributed even when a Fund’s NAV also reflects unrealized losses.

If, in and with respect to any taxable year, a Fund makes a distribution in excess of its current and accumulated “earnings and profits,” the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in the shareholder’s Fund Shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her Shares.

Distributions of investment income properly reported by a Fund as derived from “qualified dividend income” are taxed to individuals at the rates applicable to net capital gain, provided holding period and other requirements (described below) are met at both the shareholder and Fund levels.

In general, a dividend is not treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share became ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income are treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such Fund’s Shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) are eligible to be treated as qualified dividend income.

In general, properly reported dividends of net investment income received by corporate shareholders of a Fund will qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days during the 91-day period surrounding the ex-dividend date (less than 91 days in the 181-day period surrounding the ex-dividend date in the case of certain preferred stock), or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its Shares of a Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock -- generally, stock acquired with borrowed funds).

If a Fund receives dividends from another mutual fund or an ETF that qualifies as a RIC (each an “Underlying RIC”), and the Underlying RIC reports such dividends as qualified dividend income or as eligible for the dividends-received deduction, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income or as eligible for the dividends-received deduction, as the case may be, provided in each case that the Fund meets holding period and other requirements with respect to shares of the Underlying RIC.

To the extent that a Fund makes a distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for federal income tax purposes as a loan by the Fund, such distribution will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similarly, to the extent that a Fund that qualifies to pay exempt- interest dividends (see the discussion under “Exempt-Interest Dividends” below) makes a distribution of income that is attributable to (i) income received by the Fund in lieu of tax-exempt interest with respect to securities on loan or (ii) tax-exempt interest received by the Fund on tax-exempt securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for federal income tax purposes as a loan by the Fund, such distribution may not constitute exempt-interest dividends to shareholders.

Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from a Fund’s investment in a MLP will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP directly.

Dividends received by a shareholder of a Fund that are derived from the Fund’s investments in U.S. Government Securities may not be entitled to the exemption from state and local income taxes that would be available if the shareholder had purchased U.S. Government Securities directly.

Dividends are generally taxable in the taxable year received. However, as noted above, a dividend paid to shareholders in January generally is deemed to have been paid by the Fund on December 31 of the preceding year if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Shareholders will be advised at least annually as to the amount and federal income tax character of distributions made during each year.

EXEMPT-INTEREST DIVIDENDS. A Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of securities generating interest that is exempt from federal income tax under Section 103(a) of the Code. Such dividends may not exceed, in the aggregate, the net interest a Fund receives during the taxable year from securities exempt from regular federal income tax. Generally, exempt-interest dividends will be excluded from a shareholder's gross income for federal income tax purposes, but may be taxable for federal alternative minimum tax purposes for individual shareholders and for state and local tax purposes. In particular, if a Fund invests in “private activity bonds,” certain shareholders may become subject to alternative minimum tax on the part of the Fund's distributions derived from interest on such bonds.

As a matter of policy, under normal market conditions, not more than 10% of a Fund's total assets will be invested in securities the interest on which is treated as a preference item for purposes of the federal alternative minimum tax for individuals. Individual shareholders subject to the alternative minimum tax should consult their tax advisers regarding the potential alternative minimum tax implications of holding Shares of a Fund.

A Fund that is qualified to pay exempt-interest dividends will notify investors in a written statement of the percentage of its income distributions reported as tax-exempt. The percentage is applied uniformly to all income distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund’s income that was tax-exempt during the period covered by the distribution. Thus, a shareholder who holds Shares for only part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

If a shareholder receives an exempt-interest dividend with respect to any Share held by the shareholder for six months or less, any loss on the sale or exchange of such Share will generally be disallowed to the extent of the amount of such exempt-interest dividend. This loss disallowance rule does not apply to a shareholder’s disposition of Fund shares held for six months or less with respect to a regular exempt-interest dividend paid by the Fund if the Fund declares substantially all of its net tax-exempt income as exempt- interest dividends on a daily basis and pays such dividends on at least a monthly basis.

In certain limited instances, the portion of Social Security or railroad retirement benefits that may be subject to federal income taxation may be affected by the amount of tax-exempt interest income, including exempt-interest dividends, received by a shareholder. Shareholders who receive Social Security or railroad retirement benefits should consult their tax advisers to determine what effect, if any, an investment in a Fund may have on the federal taxation of their benefits.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry Shares of a Fund paying exempt-interest dividends will not be deductible. The portion of interest that is not deductible is generally equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of the Fund’s total dividends (excluding Capital Gain Dividends) paid to the shareholder that consist of exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of Shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of Shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users” of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users. The term “substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business, and whose gross revenues derived with respect to the facilities financed by the issuance of bonds represent more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities, or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders. Each shareholder who may be considered a “substantial user” should consult a tax adviser with respect to whether exempt-interest dividends would retain the exclusion under Section 103 of the Code if the shareholder were treated as a “substantial user” or a “related person.”

If a Fund intends to be qualified to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax- exempt bond indices and other assets.

REDEEMING OR EXCHANGING SHARES. Upon the disposition of Shares of a Fund (whether by redemption, sale or exchange), a shareholder will generally recognize gain or loss in an amount equal to the difference between the amount received and the shareholder’s adjusted tax basis in the Fund Shares. In general, any gain or loss realized upon taxable disposition of Fund Shares will be treated as long-term capital gain or loss if the Shares have been held for more than 12 months, and as short-term capital gain or loss if the Shares have not been held for more than 12 months. Any such long-term gain will be included in net capital gain and taxed to individuals at reduced rates; any such short-term gain will be taxed at the rates applicable to ordinary income.

Any loss realized upon a taxable disposition of Fund Shares held for six months or less will be treated as a long-term capital loss to the extent of any Capital Gain Dividend received (or deemed received) by a shareholder with respect to those Fund Shares. For purposes of determining whether Fund Shares have been held for six months or less, the holding period is suspended for any periods during which a shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales.

In addition, any loss realized on a sale or exchange of Fund Shares will be disallowed to the extent that a shareholder replaces the Fund Shares disposed of with other substantially identical Fund Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition, which could, for example, occur as a result of automatic dividend reinvestment. In such an event, a Fund shareholder’s basis in the replacement Fund Shares will be adjusted to reflect the disallowed loss.

Upon the redemption or exchange of Fund Shares, the Fund or, in the case of Shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund Shares you redeemed or exchanged. See the Funds’ Prospectuses for more information.

DISCOUNT SECURITIES. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in a Fund’s income (and required to be distributed by a Fund) over the term of the debt security, even though payment of that amount by the issuer is not received until a later time, usually when the debt security matures. In addition, payment- in-kind securities will give rise to income which is taxable and is required to be distributed even though a Fund holding the security receives no interest payment in cash on the security during the year.

Moreover, some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having acquisition discount (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. Generally, a Fund will be required to include the acquisition discount or OID in income (as ordinary income) over the term of the debt security, even though payment of that amount by the issuer is not received until a later time, usually when the debt obligation matures. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income by the Fund with respect to such debt obligations.

If a Fund holds the foregoing kinds of obligations, or other debt obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of a Fund or by disposing of portfolio securities, including when it is not advantageous to do so, that the Fund would otherwise have continued to hold. A Fund may realize gains or losses from such dispositions. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such obligations.

SECURITIES PURCHASED AT A PREMIUM. Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require a Fund to reduce its tax basis by the amount of amortized premium.

HIGH-YIELD BONDS. A Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, OID or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by each Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to federal income or excise tax.

A portion of the OID on certain high-yield discount obligations may not be deductible to the issuer. If a portion of the OID on such high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if an issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the corporate dividends-received deduction to the extent attributable to the deemed dividend portion of such OID.

CERTAIN INVESTMENTS IN REITS. Certain of the Funds may invest in equity securities of issuers qualifying as REITs under Subchapter M of the Code. A Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, the distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT will not qualify for the corporate dividends- received deduction and generally will not constitute qualified dividend income.

Distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Currently, eligible non-corporate shareholders can claim the deduction for tax years beginning after December 31, 2017, and ending on or before December 31, 2025. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by the RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

INVESTMENTS IN OPTIONS AND FUTURES. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of a Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

A Fund’s options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by a Fund’s long position in the subject security. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. These straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.

The tax treatment of certain positions entered into by a Fund (including regulated futures contracts, certain foreign currency positions and certain listed non-equity options) will be governed by Section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

CERTAIN OTHER FINANCIAL INSTRUMENTS AND HEDGING TRANSACTIONS. In addition to the special rules described above in respect of futures and options transactions, the Funds’ transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as other hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and/or cause adjustments in the holding periods of a Fund’s securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing, and/or character of distributions to shareholders. Because the tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities are likely to produce a difference between its book income and its taxable income (or, in the case of a tax-exempt Fund, the sum of its net tax-exempt and taxable income). If such a difference arises, and a Fund’s book income is less than its taxable income (or, in the case of a tax-exempt Fund, the sum of its net tax-exempt and taxable income) the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity- level tax. In the alternative, if a Fund’s book income exceeds its taxable income (or in the case of a tax-exempt Fund, the sum of its net tax-exempt and taxable income) the distribution, if any, of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the Shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

INVESTMENTS IN INCOME TRUSTS. Certain Funds’ investments in certain income trusts may be limited by the Fund’s intention to qualify as RIC under the Code and may bear on the Fund’s ability to so qualify. In particular, where, as is frequently the case, U.S. royalty trusts are treated as grantor trusts for federal income tax purposes, they generally pass through tax items such as income, gain or loss to interest-holders on a gross basis. An applicable Fund monitors the individual underlying items of income that it receives from such trusts to determine how it will characterize such income for purposes of meeting the 90% gross income requirement applicable to RICs described above.

FOREIGN TAXES. Income, proceeds and gains received by a Fund (or Underlying RICs) from sources within foreign countries may be subject to income, withholding or other taxes imposed by such countries that would reduce the yield on the Fund’s securities. Tax treaties between certain countries and the United States may reduce or eliminate these taxes. If more than 50% of a Fund’s assets at taxable year end consist of the securities of foreign corporations, the Fund will be permitted to elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Shareholders of a Fund generally are not expected to be entitled to claim a credit or deduction with respect to foreign taxes incurred by a Fund.

FOREIGN CURRENCY-RELATED TRANSACTIONS AND PASSIVE FOREIGN INVESTMENT COMPANIES. A Fund’s transactions in foreign currencies, foreign currency-denominated debt securities or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Equity investments by a Fund in certain foreign corporations classified for U.S. tax purposes as “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from a disposition of shares in the PFIC, which tax could not be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect in certain cases to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which event the Fund will be required to include in income its share of the PFIC’s income and net capital gains annually, regardless of whether the Fund receives any distributions from the PFIC. A Fund also may make an election to mark any gains (and to a limited extent losses) in its holdings in a PFIC “to the market” as though it had sold and, solely for purposes of this mark-to-market election, repurchased its holdings in the PFIC on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total returns. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income. Certain Canadian royalty trusts qualify as PFICs. If a Fund indirectly invests in PFICs by virtue of the Fund’s investment in other funds, it may not make such PFIC elections; rather, the underlying funds directly investing in the PFICs would decide whether to make such elections.

A PFIC is any foreign corporation if (i) 75% of more of the corporation’s income for a taxable year is passive income, or (ii) 50% or more of the average percentage of the corporation’s assets (generally by value, but by adjusted tax basis in certain cases) produce or are held for the production of passive income. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

BACKUP WITHHOLDING. Each Fund generally is required to withhold and remit to the U.S. Treasury under the backup withholding rules a percentage of the proceeds of Share sales, exchanges, or redemptions made by, and the dividends and other distributions paid to, any individual shareholder who (i) fails to properly furnish the Fund with a correct taxpayer identification number (TIN), (ii) who has under-reported dividend or interest income, or (iii) who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the appropriate information is furnished to the IRS.

TAX SHELTER REPORTING REGULATIONS. Under Treasury Regulations, if a shareholder recognizes a loss on disposition of a Fund’s Shares of at least $2 million in any single taxable year or $4 million in any combination of taxable years for an individual shareholder or $10 million in any single taxable year or $20 million in any combination of taxable years for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

SHAREHOLDER REPORTING OBLIGATIONS WITH RESPECT TO FOREIGN BANK AND FINANCIAL ACCOUNTS. Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts. Shareholders should consult a tax adviser, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

ADDITIONAL TAX INFORMATION CONCERNING FOREIGN SHAREHOLDERS. Distributions by a Fund to a shareholder that is not a “United States person” within the meaning of the Code (such shareholder, a “foreign shareholder”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined below and subject to certain conditions described below, and (4) exempt-interest dividends, generally are not subject to withholding of federal income tax (except that exempt-interest dividends may be subject to backup withholding).

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders.

The exceptions to withholding for Capital Gain Dividends and “short-term capital gain dividends” do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by a foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for “interest-related dividends” does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person to the foreign shareholder and the foreign shareholder is a controlled foreign corporation. If a Fund invests in a RIC that pays Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. A Fund is permitted to report such part of its dividends as short-term capital gain and/or interest-related dividends as are eligible, but is not required to do so. In the case of Shares held through an intermediary, the intermediary is permitted to withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend.

Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Distributions by the Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends, interest- related dividends and exempt-interest dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of Shares of a Fund, unless (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of Shares of a Fund (as described below).

Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in Shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Special rules would apply if a Fund were a “qualified investment entity” (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the past five years. A Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE.

If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If a Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its Shares) that are attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders, and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.

Foreign shareholders of a Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and payment obligations discussed above through the sale and repurchase of Fund shares.

Foreign shareholders should consult their tax advisers and, if holding Shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in a Fund.

In order for a foreign shareholder to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, and/ or to establish an exemption from backup withholding (also discussed above), the foreign shareholder must comply with special certification and filing requirements. Foreign shareholders in a Fund should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund Shares through foreign partnerships. In addition, additional considerations may apply to foreign trusts and estates. Investors holding Fund Shares through foreign entities should consult their tax advisers about their particular situations.

A foreign shareholder may be subject to state and local tax and to the federal estate tax in addition to the federal tax on income referred to above.

OTHER REPORTING AND WITHHOLDING REQUIREMENTS. Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the U.S. Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and interest-related dividends). Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

ADDITIONAL TAX INFORMATION CONCERNING TAX-EXEMPT SHAREHOLDERS. Income of a RIC that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt entity that is a shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if Shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code.

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a Share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Funds.

SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisers to determine the suitability of Shares of a Fund as investments through such plans and arrangements and the precise effect of such investments in their particular tax situations.

GENERAL. Information set forth in the Prospectuses and this SAI that relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of the Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation (especially with respect to foreign, state or local taxation). In addition, the tax discussions in the Prospectuses and this SAI are based on tax laws and regulations which are in effect on the date of the Prospectuses and this SAI; such laws and regulations may be changed by legislative or administrative action, and such changes may be retroactive.

ADDITIONAL INFORMATION

The foregoing is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of each Fund. This summary is based on tax laws and regulations which are in effect on the date of this SAI; such laws and regulations may be changed by legislative or administrative action, and such changes may be retroactive.

No attempt is made to present a detailed explanation of the federal income tax treatment of each Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation, including the potential application of foreign, state and local taxes.

MANAGEMENT OF STERLING CAPITAL FUNDS

TRUSTEES AND OFFICERS

The Funds are managed under the direction of the Board of Trustees. Subject to the provisions of the Declaration of Trust, By- laws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of Fund officers.

The Trustees of the Funds (including Trustees who are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Trustees”)), their ages, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the Sterling Capital Funds complex that the Trustee oversees, and any other directorships or trusteeships held by the Trustee during the last five years in any publicly-traded company or registered investment company are listed in the two tables immediately following. The business address of the Trustees and Officers listed below is 434 Fayetteville St., Suite 500, Raleigh NC 27601.

INDEPENDENT TRUSTEES

(1)	(2)	(3)	(4)	(5)	(6)
NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE FUNDS	TERM OF OFFICE / LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE FOR THE PAST FIVE YEARS
Drew T. Kagan Birthdate: 02/48	Trustee Chairman of the Board of Trustees	Indefinite, 08/00 - Present	Retired; from September 2010 to March 2013, Chairman, Montecito Advisors, Inc.; from December 2003 to September 2010, CEO, Montecito Advisors, Inc.; from March 1996 to December 2003, President, Investment Affiliate, Inc.	18	None
Laura C. Bingham Birthdate: 11/56	Trustee	Indefinite, 02/01 - Present	From March 2013 to December 2019, Partner, Newport LLC; from July 2010 to March 2013, governance and leadership consultant; from June 1998 to July 2010, President and CEO of Peace College	18	None

Alan G. Priest Birthdate: 05/52	Trustee	Indefinite, 07/ 12-Present	Retired; from April 1993 to April 2012, Partner, Ropes & Gray LLP	18	None
Kimberly R. Storms Birthdate: 05/72	Trustee	Indefinite, 10/ 22-Present	From 2004 to 2021, Senior Vice President and Director of Fund Administration SS&C ALPS	18	Trustee, Elevation Series Trust (fka Consortio Funds Trust) (2022- Present)
David L. Wedding Birthdate: 08/58	Trustee	Indefinite, 10/ 22-Present	Retired; from 2005 to 2020, Partner, Grant Thornton LLP	18	Board Member (2011-2020), Grant Thornton LLP
INTERESTED TRUSTEE
Scott A. Haenni* Birthdate: 02/73	Trustee	Indefinite, 05/23 - Present	From March 2023 to present, Senior Managing Director and Chief Executive Officer, Sterling Capital; from July 2024 to present, Manager and COO, Guardian Capital U.S. Asset Management (a division of Guardian Capital Group); from January 2015 to March 2023, COO, Sterling Capital	18	Director, Sterling Capital

*	Mr. Haenni is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds because he is an officer of the Adviser.

Information about Each Trustee’s Experience, Qualifications, Attributes or Skills for Board Membership. The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees supports the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The following specific experience, qualifications, attributes and/or skills were considered in respect of each Trustee:

●	Mr. Kagan - Significant executive experience including continuing service as chief executive officer of an investment services organization and past service as a manager of a mutual fund complex and as an executive of a banking organization.

●	Ms. Bingham - Significant executive experience as CEO and senior officer, including designation as a National Association of Corporate Directors Governance Fellow, service as college president overseeing endowment investments and business strategy, and service as a CEO/Board consultant.

●	Mr. Priest - Significant experience as an attorney specializing in all aspects of investment company related laws and regulations.

●	Ms. Storms – Significant experience with investment companies, including past service as senior vice president and director of fund administration of a large investment services organization as well as principal financial officer of several registered investment companies.

●	Mr. Wedding – Significant experience conducting external audits and forensic accounting investigations for public and private companies and advising boards on financial and strategic matters.

●	Mr. Haenni - Significant executive experience including serving as CEO of an investment services organization and previously serving as COO of an investment services organization.

The Trustees receive fees and are reimbursed for expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of the Distributor, Ultimus Fund Solutions, LLC (the “Sub-Administrator” or “Ultimus Fund Solutions”), Sterling Capital, Guardian Capital Group Limited, or Guardian Capital LLC receives any compensation from the Funds for acting as a Trustee.

Sterling Capital’s Chief Compliance & Risk Officer (“CCO”), Mr. Charles A. Durham, also serves as the Funds’ CCO. The CCO’s compensation is reviewed and approved by the Board of Trustees and paid by Sterling Capital. However, the Funds reimburse Sterling Capital for its allocable portion of the CCO’s base salary and incentive pay. As a result, the CCO fee paid by the Funds is only part of the total compensation received by Mr. Durham.

OFFICERS
(1)	(2)	(3)	(4)	(5)	(6)
NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
James T. Gillespie Birthdate: 11/66	President	Indefinite, 12/ 12-Present	From August 2020 to present, Managing Director, Sterling Capital; From March 2012 to August 2020, Executive Director, Sterling Capital	N/A	N/A
Todd M. Miller Birthdate: 09/71	Treasurer and Secretary	Indefinite, Treasurer, 01/15 – Present; Secretary, 08/10- Present	From May 2021 to present, Executive Director, Sterling Capital; From June 2009 to April 2021, Director, Sterling Capital	N/A	N/A
Michelle A. Whalen Birthdate: 04/69	Vice President	Indefinite, 11/15 – Present	From May 2021 to present, Director, Sterling Capital; From August 2015 to April 2021, Associate Director & Senior Mutual Fund Administrator, Sterling Capital	N/A	N/A

(1)	(2)	(3)	(4)	(5)	(6)
NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Charles A. Durham Birthdate: 06/79	Chief Compliance Officer	Indefinite, 06/18 – Present	From June 2018 to present, Chief Compliance & Risk Officer and Executive Director, Sterling Capital	N/A	N/A
Zachary Richmond Birthdate: 06/80	Assistant Treasurer	Indefinite, 08/24 – Present	Senior Vice President, Financial Administration for Ultimus Fund Solutions, LLC (August 2024-present); Vice President, Financial Administration for Ultimus Fund Solutions, LLC (2015-August 2024)	N/A	N/A
Timothy J. Bresnahan Birthdate: 12/68	Assistant Secretary	Indefinite, 02/25 – Present	Vice President, Senior Counsel, Ultimus Fund Solutions, LLC, September 2024 to present; Senior Legal Counsel, Transamerica Asset Management, 2008 to 2024.	N/A	N/A
Timothy J. Shaloo Birthdate: 02/70	Anti-Money Laundering Officer	Indefinite, 02/25 – Present	Assistant Vice President, Compliance Officer, Northern Lights Compliance Services, LLC (2023 – present); Senior Compliance Analyst, Northern Lights Compliance Services, LLC (2021 - 2023); Compliance Specialist, Ultimus Fund Solutions, LLC (2016 to 2021).	N/A	N/A

Responsibilities of the Board of Trustees

The Board has overall responsibility for the conduct of the affairs of the Trust. The Board sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust. The Chairman of the Board of Trustees is an Independent Trustee. Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and the election and qualification of his successor. The Board of Trustees may fill any vacancy on the Board provided that, after such appointment, at least two-thirds of the Trustees have been elected by shareholders. Any Trustee may be removed by the Board, with or without cause, by action of a majority of the Trustees then in office, or by a vote of shareholders at any meeting called for that purpose.

Board Leadership Structure

The Board’s leadership structure features Independent Trustees serving as Board Chairman and as Chairperson of each of the Board’s Committees. This structure is reviewed by the Board regularly and the Board believes it to be appropriate and effective. All Independent Trustees are members of the Audit and Nominations Committees. Inclusion of all Independent Trustees in the Audit and Nominations Committees allows all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes.

The officers of the Trust are elected annually by the Board. The Chairman of the Trustees, if one is elected, the President, the Treasurer and the Secretary of the Trust shall hold office until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified. Each other officer shall hold office and each agent shall retain authority at the pleasure of the Trustees. The Trust’s CCO must be approved by a majority of the Independent Trustees. Any officer may be removed, with or without cause, by the Board.

Board Oversight of Trust Risk

The Board of Trustees’ role is one of oversight, rather than active management. This oversight extends to the Funds’ risk management processes. Those processes are embedded in the responsibilities of officers of the Funds. The officers of the Funds, including the President and Principal Executive Officer, the Treasurer and Principal Financial Officer, and the CCO, report to the Board and to the Chairs of its Committees on a variety of matters at regular meetings of the Board and on an ad hoc basis.

The Sterling Capital Funds have retained Sterling Capital as the Funds’ investment adviser and administrator. Sterling Capital provides the Funds with investment advisory services, and is responsible for day-to-day administration of the Funds and management of the risks that arise from the Funds’ investments and operations. Employees of Sterling Capital serve as the Funds’ officers, including the Funds’ President and Principal Executive Officer and the CCO. The Board provides oversight of the services provided by Sterling Capital, including risk management services. In the course of providing oversight, the Board receives a wide range of reports on the Funds’ activities, including regarding a Fund’s investment portfolio, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Board meets periodically with Sterling Capital personnel to receive reports on Sterling Capital and other service providers’ risk management services. The Board also meets periodically with the Funds’ CCO to receive reports regarding the compliance of the Fund with the federal securities laws and the Funds’ internal compliance policies and procedures. In addition, the Board meets periodically with the portfolio managers of a Fund to receive reports regarding the management of the Fund, including its investment risks.

For interested Trustees and officers, positions held with affiliated persons or principal underwriters of the Funds are listed in the following table:

NAME	POSITIONS HELD WITH AFFILIATED PERSONS OR PRINCIPAL UNDERWRITERS OF THE FUNDS
Scott A. Haenni	Sterling Capital Management LLC, Senior Managing Director and Chief Executive Officer Guardian Capital U.S. Asset Management (a division of Guardian Capital Group), Manager and Chief Operating Officer
James T. Gillespie	Sterling Capital Management LLC, Managing Director, Head of Fund Administration
Charles A. Durham	Sterling Capital Management LLC, Executive Director and Chief Compliance & Risk Officer
Todd M. Miller	Sterling Capital Management LLC, Executive Director, Fund Administration
Michelle A. Whalen	Sterling Capital Management LLC, Director, Fund Administration

No officers of the Funds, other than the Funds’ CCO, receive compensation directly from the Funds for performing the duties of their offices. Sterling Capital receives fees from the Funds for acting as Adviser and Administrator, Ultimus Fund Solutions receives fees from the Funds for acting as transfer agent to the Funds and for providing certain fund accounting services. In addition, Ultimus Fund Solutions receives fees from the Administrator for acting as Sub-Administrator.

COMMITTEES OF THE BOARD OF TRUSTEES

AUDIT COMMITTEE

The purposes of the Audit Committee are to oversee the Funds’ accounting and financial reporting policies and practices; to oversee the quality and objectivity of the Funds’ financial statements and the independent audit thereof; to consider the selection of an independent registered public accounting firm for the Funds and the scope of the audit; and to act as a liaison between the Funds’ independent registered public accounting firm and the full Board of Trustees. Messrs. Kagan, Wedding and Priest, and Ms. Bingham and Ms. Storms serve on this Committee; Mr. Wedding serves as chair of the Audit Committee. For the fiscal year ended September 30, 2024, there were two meetings of the Audit Committee.

NOMINATIONS COMMITTEE

The purpose of the Nominations Committee is to recommend qualified candidates to the Board of Trustees in the event that a position is vacated or created. Messrs. Kagan, Wedding and Priest, and Ms. Bingham and Ms. Storms serve on this Committee; Ms. Bingham serves as chair of the Nominations Committee. For the fiscal year ended September 30, 2024, there were no meetings of the Nominations Committee.

Pursuant to procedures adopted by the Board, the Nominations Committee may consider Trustee candidates recommended by members of the Nominations Committee, candidates recommended by other members of the Board, candidates recommended by shareholders, or candidates recommended by the Trust’s management. Shareholder recommendations should be submitted to the Nominations Committee in care of Sterling Capital Funds. Recommendations for candidates as Trustees of Sterling Capital Funds will be evaluated, among other things, in light of whether the number of Trustees is expected to change and whether the Trustees expect any vacancies.

SECURITIES OWNERSHIP

For each Trustee, the following tables disclose the dollar range of equity securities beneficially owned by the Trustee in the Funds and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Funds’ family of investment companies as of December 31, 2024.

The following table shows information for Trustees who are not “interested persons” of the Funds as defined in the 1940 Act:

NAME OF TRUSTEE	FUND NAME	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE FAMILY OF INVESTMENT COMPANIES
Drew T. Kagan	Equity Income Fund Special Opportunities Fund	>$100,000 $50,001-$100,000	>$100,000
Laura C. Bingham	Equity Income Fund Special Opportunities Fund Real Estate Fund	$50,001-$100,000 >$100,000 $10,001-$50,000	>$100,000
Alan G. Priest	Mid Value Fund Special Opportunities Fund Virginia Intermediate Tax-Free Fund Real Estate Fund	$10,001-$50,000 $10,001-$50,000 >$100,000 $10,001-$50,000	>$100,000
Kimberly R. Storms	Equity Income Fund	$10,001-$50,000	$10,001-$50,000
David L. Wedding	Equity Income Fund Special Opportunities Fund	$50,001-$100,000 $10,001-$50,000	>$100,000

The following table shows information for the Trustee who is an “interested person” of the Funds as defined in the 1940 Act:

Scott A. Haenni	Total Return Bond Fund Equity Income Fund Special Opportunities Fund Small Cap Value Fund Mid Value Fund Behavioral Large Cap Value Equity Fund	$10,001-$50,000 $10,001-$50,000 $10,001-$50,00 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000	>$100,000

As of December 31, 2024, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of shares of each Fund offered in the Prospectus.

TRUSTEE COMPENSATION

NAME OF PERSON, POSITION	AGGREGATE COMPENSATION FROM THE FUNDS FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2024	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM FUNDS AND FUND COMPLEX PAID TO TRUSTEES FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2024
Drew T. Kagan	$158,000	N/A	N/A	$158,000
Laura C. Bingham	$141,500	N/A	N/A	$141,500
Alan G. Priest	$134,000	N/A	N/A	$134,000
Kimberly R. Storms	$134,000	N/A	N/A	$134,000
David L. Wedding	$152,000	N/A	N/A	$152,000
Scott A. Haenni	N/A	N/A	N/A	N/A

CODES OF ETHICS

Sterling Capital Funds and Sterling Capital have each adopted a code of ethics (“Codes”) pursuant to Rule 17j-1 of the 1940 Act, and these Codes permit personnel covered by the Codes to invest in securities, including securities that may be purchased or held by each Fund, subject to certain restrictions.

INVESTMENT ADVISER

Sterling Capital Management LLC (“Sterling Capital” or the “Adviser”) is the investment adviser for the Funds. Sterling Capital, located at 4350 Congress Street, Suite 1000, Charlotte, NC 28209, is a North Carolina limited liability company and an indirect, wholly-owned subsidiary of Guardian Capital Group Limited (“Guardian”). Effective July 2, 2024 Guardian, through its wholly-owned subsidiary Guardian Capital LLC, acquired 100% of the ownership interests of Sterling Capital from Truist Financial Corporation ( “Truist”). Prior to July 2, 2024, Sterling Capital was a subsidiary of Truist.

Investment advisory and management services are provided to all the Funds by Sterling Capital pursuant to an Investment Advisory Agreement (“Advisory Agreement”) dated as of July 2, 2024, as amended from time to time.

Under the Advisory Agreement between Sterling Capital Funds and Sterling Capital, the fee payable to Sterling Capital by each Fund, for investment advisory services is the lesser of: (a) a fee computed daily and paid monthly at the annual rate of thirty-two one- hundredths of one percent (0.32%) of the Intermediate U.S. Government Fund’s average daily net assets; twenty-five one-hundredths of one percent (0.25%) of the Total Return Bond Fund’s average daily net assets; twenty-five one-hundredths of one percent (0.25%) of the Long Duration Corporate Bond Fund’s average daily net assets; thirty-five one-hundredths of one percent (0.35%) of Quality Income Fund’s average daily net assets; twenty one-hundredths of one percent (0.20%) of the Short Duration Bond Fund’s average daily net assets; thirty-five one-hundredths of one percent (0.35%) of each of the Tax-Free Bond Fund’s average daily net assets; forty-five one-hundredths of one percent (0.45%) of the Behavioral Large Cap Value Equity Fund’s average daily net assets; sixty one-hundredths of one percent (0.60%) of the Behavioral Small Cap Value Equity Fund’s average daily net assets; sixty one- hundredths of one percent (0.60%) of the Mid Value Fund’s average daily net assets; fifty-five one-hundredths of one percent (0.55%) of the Equity Income Fund’s average daily net assets; sixty one- hundredths of one percent (0.60%) of the Mid Cap Relative Value Fund; five hundred seventy-five thousandths of one percent (0.575%) of the Real Estate Fund; seventy-five one-hundredths of one percent (0.75%) of the Small Cap Value Fund; twenty one-hundredths of one percent (0.20%) of the Ultra Short Bond Fund’s average daily net assets; and sixty one-hundredths of one percent (0.60%) of the Special Opportunities Fund’s average daily net assets; or (b) such fee as may from time to time be agreed upon in writing by Sterling Capital Funds and Sterling Capital. A fee agreed to in writing from time to time by Sterling Capital Funds and Sterling Capital may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund’s expenses and increase the net income of the fund during the period when such lower fee is in effect.

Sterling Capital, as the Funds’ administrator, has contractually agreed through January 31, 2026 for Sterling Capital Mid Cap relative Value Fund to waive its fees, pay Fund operating expenses, and/or reimburse the Fund 0.13% with respect to its Class R6 Shares.

The Advisory Agreement provides that Sterling Capital shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Sterling Capital in the performance of its duties, or from reckless disregard by Sterling Capital of its duties and obligations thereunder.

Unless sooner terminated, the Advisory Agreement will continue in effect as to each of the Funds from year to year if such continuance is approved at least annually by the Funds’ Board of Trustees or by vote of the holders of a majority of the outstanding Shares of that Fund (as defined under “ADDITIONAL INFORMATION - ORGANIZATION AND DESCRIPTION OF SHARES”). The Advisory Agreement is terminable as to a particular Fund at any time upon 60 days written notice without penalty by the Trustees, by vote of the holders of a majority of the outstanding Shares of that Fund, or by Sterling Capital. The Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

For the fiscal years ended September 30, 2024, September 30, 2023, and September 30, 2022, Sterling Capital received the following investment advisory fees (“Paid” indicates gross advisory fees and “Waived” are fees waived from gross advisory fees and/or reimbursed directly to the Fund):

	FISCAL YEAR ENDED SEPTEMBER 30, 2024		FISCAL YEAR ENDED SEPTEMBER 30, 2023		FISCAL YEAR ENDED SEPTEMBER 30, 2022
	PAID	WAIVED	PAID	WAIVED	PAID	WAIVED
Mid Cap Relative Value Fund	$256,541	---	$273,994	---	$340,866	---

PORTFOLIO MANAGER

The portfolio managers identified under “Investment Management” in each Prospectus are responsible for the day-to-day management of the Funds. Each portfolio manager may also have responsibility for the day-to-day management of accounts other than the Fund(s) for which he or she serves as portfolio manager. Information regarding these accounts is set forth below.

NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE

AS OF SEPTEMBER 30, 2024*

PORTFOLIO MANAGER	OTHER REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Andrew T. DiZio	Number: None	Number: None	Number: None
	Assets: N/A	Assets: N/A	Assets: N/A

CONFLICTS OF INTEREST

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, the “Managed Accounts”). The Managed Accounts might have similar investment objectives or strategies as a Fund, track the same indexes a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by a Fund. The Managed Accounts might also have different investment objectives or strategies than a Fund. Consequently, portfolio managers may purchase or sell securities for one Fund and not for a Managed Account.

Sterling Capital manages portfolios for multiple institutional, individual, and mutual fund clients. Each portfolio has its own set of investment objectives and investment policies that may differ from those of a Fund. The portfolio managers make investment decisions for each portfolio based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. Accordingly, a particular portfolio may contain different securities than a Fund, and investment decisions may be made in other accounts that are different than the decisions made for a Fund. As an example, the portfolio manager may decide to buy a security in one or more portfolios, while selling the same security in other portfolios based on the different objectives, restrictions, and cash flows in the portfolios. In addition, some of these portfolios have fee structures, including performance fees, which are, or have the potential to be, higher than the fees paid by a Fund to Sterling Capital. Because performance fees are tied to performance, the incentives associated with any given portfolio may be higher or lower than those associated with other accounts managed by the firm. In addition, Sterling Capital will serve as investment adviser to portfolios where it or its affiliates or related persons provided the initial investment or seed capital for a new investment portfolio.

As an independently-operated subsidiary of Guardian Capital LLC and an indirect, wholly-owned subsidiary of Guardian Capital Group Limited (“Guardian”), Sterling Capital is affiliated with various advisers, and other financial entities, under common ownership with Guardian. From time to time, Sterling Capital may engage in business activities with some of these companies, subject to Sterling Capital’s policies and procedures governing how it handles conflicts of interest. These activities will from time to time give rise to conflicts of interest in the allocation of investment opportunities among clients.

Sterling Capital’s objective is to meet its fiduciary obligation to treat all clients fairly. To help accomplish this objective and to address potential conflicts of interest, Sterling Capital has adopted and implemented policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. Sterling Capital’s compliance procedures include actively monitoring compliance with investment policies, trade allocation, and Code of Ethics requirements. In addition, Sterling Capital’s senior management team reviews the performance of portfolio managers and analysts.

PORTFOLIO MANAGER COMPENSATION

Sterling Capital offers each of its investment professionals a compensation plan which can be comprised of three components: (1) base salary, which is fixed and linked to job function, responsibilities, and experience; (2) incentive compensation, which varies based on investment performance and other factors determined by the executive management of Sterling Capital; and (3) a percentage of firm profits or revenues, which varies based on factors determined by executive management. Incentive compensation is based on (i) the pre-tax performance of the strategies managed by the portfolio manager in comparison to benchmarks appropriate for such strategies and/or in comparison to relevant peer groups (e.g., Bloomberg, FTSE Russell, ICE, Lipper, Morningstar, etc.) over pre- determined time periods (e.g., a combination of 1- and 3-year returns), and (ii) other objective or subjective criteria determined by executive management, which may include firm/department leadership, management of personnel, risk management/ compliance results, and overall firm or group contribution. Investment professionals’ compensation may also include a share of the revenues earned from a particular strategy or from a particular team, any such allocation to be approved by executive management. Any profit interests awarded to a portfolio manager would be based on the determination of executive management, which may consider a number of factors in the granting of such awards, including long-term performance, firm/department leadership, potential for generating future growth of the firm, and other objective or subjective criteria that may be set by executive management.

SECURITIES OWNERSHIP

The following table discloses the dollar range of equity securities of each of the Funds beneficially owned by the portfolio managers in each of the Funds for which they are primarily responsible as of September 30, 2024, unless otherwise noted below:

NAME OF PORTFOLIO MANAGER	DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND
Andrew T. DiZio	Mid Cap Relative Value Fund: $100,001 - $500,000 Real Estate Fund: $100,001 - $500,000 Small Cap Value Fund: $100,001 - $500,000

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees has delegated the authority to vote proxies on behalf of the Funds that own voting securities to Sterling Capital. Proxy voting policies and procedures or summaries thereof are attached as Appendix B.

You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC’s Web site at www.sec.gov or by visiting our Web site at: www.sterlingcapitalfunds.com or by contacting us in writing at Sterling Capital Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246 or by calling (888) 637-7798 and the information will be sent within three business days of receipt of a request.

PORTFOLIO TRANSACTIONS

The Advisory Agreement for each Fund provides that the Adviser is responsible for selecting securities to be bought and sold as well as brokers to execute those transactions. Purchases and sales of portfolio securities with respect to the Bond Funds usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges (including purchases and sales of ETFs) involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over- the-counter market, the Funds, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere. While the Adviser generally seeks competitive spreads or commissions, the Funds may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

During the following fiscal years, the Funds listed below paid the following aggregate brokerage commissions:

	FISCAL YEAR ENDED SEPTEMBER 30, 2024
	AGGREGATE BROKERAGE COMMISSION	AGGREGATE TRANSACTIONS	DIRECTED BROKERAGE COMMISSION
Mid Cap Relative Value Fund	$12,728	$32,260,708	$12,728

	FISCAL YEAR ENDED SEPTEMBER 30, 2023			FISCAL YEAR ENDED SEPTEMBER 30, 2022
	AGGREGATE BROKERAGE	AGGREGATE	DIRECTED BROKERAGE	AGGREGATE BROKERAGE	AGGREGATE	DIRECTED BROKERAGE
	COMMISSION	TRANSACTIONS	COMMISSION	COMMISSION	TRANSACTIONS	COMMISSION
Mid Cap Relative Value Fund	$10,014	$8,101,842	$10,014	$16,605	$13,601,436	$16,605

Allocation of transactions, including their frequency, to various dealers is determined by Sterling Capital in a manner deemed fair and reasonable. The major consideration in allocating brokerage business is the assurance that the best execution is being received on all transactions effected for all accounts. As detailed in the above chart, brokerage may be directed to brokers because of research services provided. Brokerage will at times be allocated to firms that supply research, statistical data and other services when the terms of the transaction and the capabilities of different broker/dealers are consistent with the guidelines set forth in Section 28(e) of the Exchange Act. Information so received is in addition to and not in lieu of services required to be performed by Sterling Capital and does not reduce the advisory fees payable to Sterling Capital. Such information may be useful to Sterling Capital in serving both Sterling Capital Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to Sterling Capital in carrying out its obligations to Sterling Capital Funds.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. Sterling Capital may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by Sterling Capital under its Advisory Agreement. Any advisory or other fees paid to Sterling Capital are not reduced as a result of the receipt of research services.

In some cases Sterling Capital may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, Sterling Capital makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while Sterling Capital will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, Sterling Capital faces a potential conflict of interest, but Sterling Capital believe that its allocation procedures are reasonably designed to ensure that Sterling Capital, respectively, appropriately allocates the anticipated use of such services to their research and non-research uses.

To the extent permitted by applicable rules and regulations, Sterling Capital may execute portfolio transactions on behalf of the Funds through affiliates. As required by Rule 17e-1 under the 1940 Act, the Funds have adopted procedures which provide that commissions paid to such affiliate must be fair and reasonable compared to the commission, fees or other remuneration paid to other brokers in connection with comparable transactions. The procedures also provide that the Board of Trustees will review reports of such affiliated brokerage transactions in connection with the foregoing standard.

Investment decisions for each Fund are made independently from those for the other Sterling Capital Funds or any other investment company or account managed by Sterling Capital. Any such other investment company or account may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Sterling Capital Fund, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which Sterling Capital believes to be fair and equitable over time to the Fund(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, Sterling Capital may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Sterling Capital Funds or for other investment companies or accounts in order to obtain best execution. As provided by the Advisory Agreement, in making investment recommendations for the Funds, Sterling Capital will provide its services in accordance with its fiduciary obligations and will manage each Fund in the best interests of such Fund.

ADMINISTRATOR

Sterling Capital, 434 Fayetteville St., Suite 500, Raleigh, NC 27601, serves as the Administrator (the “Administrator”) to each Fund pursuant to an Administration Agreement effective October 1, 2010, as amended.

Under the Administration Agreement, the Administrator has agreed to maintain office facilities for the Funds, to maintain the Funds’ financial accounts and records, and to furnish the Funds statistical and research data and certain bookkeeping services, and certain other services required by the Funds. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns, prepares filings with state securities commissions, and generally assists in supervising all aspects of the Funds’ operations (other than those performed by Sterling Capital under the Advisory Agreement, those performed by U.S. Bank National Association under their custodial services agreements with the Funds, those performed by Ultimus Fund Solutions under its fund accounting agreement with the Funds, and those performed by Ultimus Fund Solutions under its transfer agency and shareholder services agreement and blue sky service agreement with the Funds). Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

Under the Administration Agreement for expenses assumed and services provided as administrator, the Administrator receives a fee from each series of the Sterling Capital Funds that is calculated based upon each series of the Sterling Capital Funds’ average net assets as well as the average net assets of the remaining series of Sterling Capital Funds. The fee shall be calculated at an annual rate of nine and one-tenth hundredths of one percent (0.091%), applicable to the first $3.5 billion of average net assets, at an annual rate of seven-and-one-half one-hundredths of one percent (0.075%) of the next $1 billion of average net assets, at the annual rate of six one-hundredths of one percent (0.06%) of the next $1.5 billion of average net assets, and at the annual rate of four one-hundredths of one percent (0.04%) of average net assets in excess of $6 billion. The fee shall be computed daily and paid monthly. In addition to paying the Administrator the fees set forth in the Administration Agreement, the Fund shall also reimburse the Administrator for its reasonable out-of-pocket expenses, including but not limited to the travel and lodging expenses incurred by officers and employees of the Administrator in connection with attendance at Board meetings.

Alternatively, the Funds may pay a fee as may from time to time be agreed upon in writing by Sterling Capital Funds and the Administrator. A fee agreed to in writing from time to time by the Funds and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund’s expenses and increase the net income of such Fund during the period when such lower fee is in effect.

For its services as administrator and expenses assumed pursuant to the Administration Agreement, the Administrator received the following fees (“Paid” indicates gross administration fees and “Waived” are fees waived from gross administration fees and/or reimbursed directly to the Fund):

FISCAL YEAR END
	SEPTEMBER 30, 2024		SEPTEMBER 30, 2023		SEPTEMBER 30, 2022
	PAID	ADDITIONAL AMOUNT WAIVED	PAID	ADDITIONAL AMOUNT WAIVED	PAID	ADDITIONAL AMOUNT WAIVED
Mid Cap Relative Value Fund	$40,940	—	$43,980	—	$51,313	—

The Administration Agreement shall, unless sooner terminated as provided in the Administration Agreement (described below), continue for a period of three years (the “Initial Term”). Thereafter, the Administration Agreement shall be renewed automatically for successive one year terms (the “Renewal Terms”), unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the Initial Term or the then-current Renewal Term. The Administration Agreement is also terminable with respect to a particular Fund only upon mutual agreement of the parties to the Administration Agreement or for cause (as defined in the Administration Agreement) on not less than 60 days written notice by the party alleging cause.

The Administration Agreement provides that the Administrator shall not be liable for any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder, except as otherwise provided by applicable law.

SUB-ADMINISTRATOR

Ultimus Fund Solutions, 225 Pictoria Dr. Suite 450, Cincinnati, OH 45246, serves as sub-administrator to the Funds pursuant to a Sub-Administration Agreement dated August 26, 2024 (the “Sub-Administration Agreement”). Under the Sub-Administration Agreement, the Sub-Administrator has agreed to assume many of the Administrator’s duties, for which Ultimus Fund Solutions receives a fee, paid by the Administrator, that is calculated based upon each portfolio of the Funds’ average net assets. The fee shall be calculated at the annual rate of 0.0225% applicable to the first $1 billion of average net assets, at the annual rate of 0.0205% applicable to the next $4 billion of average net assets, and at the annual rate of 0.0145% applicable to net assets in excess of $5 billion.

UNDERWRITER

Sterling Capital Distributors, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101, serves as principal underwriter to each Fund pursuant to a Distribution Agreement effective as of February 1, 2016 (the “Underwriting Agreement”). The Underwriting Agreement provides that, unless sooner terminated it will continue in effect for continuous one-year periods if such continuance is approved at least annually (i) by the Funds’ Board of Trustees or by the vote of a majority of the outstanding Shares of the Funds or Fund subject to such Underwriting Agreement, and (ii) by the vote of a majority of the Trustees of the Funds who are not parties to such Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to such Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. The Distributor is not affiliated with the Adviser, or any other service provider for the Trust.

Under the Underwriting Agreement the Distributor acts as the agent of the Trust in connection with the continuous offering of Shares of the Fund. The Distributor continually distributes Shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares and the Distributor and its officers have no roles in determining the investment policies or which securities are to be purchased or sold by the Trust. The Distributor receives payment from the Funds for distribution activities permitted and authorized under the Distribution Plan adopted by the Funds. Under the Distribution Plan, a Fund will pay a monthly distribution fee to the Distributor as compensation for its services in connection with the Distribution Plan at an annual rate equal to twenty-five one-hundredths of one percent (0.25%) of the average daily net assets of Class A Shares of each Fund, and one percent (1.00%) of the average daily net assets of Class C Shares of each Fund. The Adviser may also compensate the Distributor for services provided to the Funds under the Underwriting Agreement that either (i) are not authorized under the Distribution Plan or (ii) represent amounts incurred in excess of the fee payable under the Distribution Plan.

The Distribution Plan provides for fees only upon Class A and Class C Shares of each Fund. The Distribution Plan also contains a so-called “defensive” provision applicable to all classes of Shares. Under this defensive provision to the extent that any payment made to the Administrator, including payment of administration fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of Shares issued by the Funds within the context of Rule 12b-1 under the 1940 Act, such payment shall be deemed to be authorized by the Distribution Plan.

EXPENSES

Sterling Capital bears all expenses in connection with the performance of its services as Adviser and Administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for a Fund. Each Fund bears all expenses relating to its organization and operations, including but not limited to: expenses of preparing, printing and mailing all shareholders’ reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Funds’ plans of distribution; fees and expenses of custodian including those for keeping books and accounts, maintaining a committed line of credit, and calculating the NAV of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Funds (including an allocable portion of the cost of the Adviser’s employees rendering such services to the Funds); the compensation and expenses of Trustees who are not otherwise affiliated with the Funds, the Adviser or any of their affiliates; expenses of Trustees’ and shareholders’ meeting; trade association memberships; insurance premiums; and any extraordinary expenses. As a general matter, expenses are allocated to the Class A, Class C, Class R6 and Institutional Class of a Fund on the basis of the relative NAV of each class. At present, the only expenses that will be borne solely by Class A and Class C Shares, other than in accordance with the relative NAV of the class, are expenses under the Distribution Plan which relate only to the Class A and Class C Shares.

Pursuant to the American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 98-5, any Fund organizational or start-up costs incurred on or after January 1, 1999 will be expensed as they are incurred.

CUSTODIAN

U.S. Bank, National Association, 425 Walnut Street, M.L. CN-OH-W6TC, Cincinnati, OH 45202, serves as the Custodian to the Funds.

TRANSFER AGENT AND FUND ACCOUNTING SERVICES

Ultimus Fund Solutions, 225 Pictoria Dr. Suite 450, Cincinnati, OH 45246, serves as transfer agent to the Funds pursuant to a Master Services Agreement (the “MSA”). Ultimus Fund Solutions receives a fee based on the type of services provided to the Funds as agreed upon by the Funds and Ultimus Fund Solutions.

Ultimus Fund Solutions provides fund accounting services to the Funds pursuant to the MSA. For its services, Ultimus Fund Solutions receives a fee from a Fund calculated at the annual rate of 0.0125% applicable to the first $1 billion of average net assets, at the annual rate of 0.0100% applicable to the next $4 billion of average net assets, and at the annual rate of 0.0045% applicable to net assets in excess of $5 billion.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[ ] has been selected as the independent registered public accounting firm. The address of [ ] is [ ].

LEGAL COUNSEL

Ropes & Gray LLP, One Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600, is counsel to the Funds.

ADDITIONAL INFORMATION

ORGANIZATION AND DESCRIPTION OF SHARES

Sterling Capital Funds was organized as a Massachusetts business trust by the Agreement and Declaration of Trust, dated October 1, 1987, under the name “Shelf Registration Trust IV.” A copy of Sterling Capital Funds’ Amended and Restated Agreement and Declaration of Trust dated February 1, 2011, (the “Declaration of Trust”) is on file with the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest. Sterling Capital Funds presently has eighteen series of Shares offered to the public which represent interests in the Behavioral Large Cap Value Equity Fund, Mid Value Fund, Behavioral Small Cap Value Equity Fund, Special Opportunities Fund, Equity Income Fund, Mid Cap Relative Value Fund, Real Estate Fund, Small Cap Value Fund, Ultra Short Bond Fund, Short Duration Bond Fund, Intermediate U.S. Government Fund, Total Return Bond Fund, Long Duration Corporate Bond Fund, Quality Income Fund, North Carolina Intermediate Tax-Free Fund, South Carolina Intermediate Tax-Free Fund, Virginia Intermediate Tax-Free Fund and West Virginia Intermediate Tax-Free Fund. The Funds’ Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued Shares of Sterling Capital Funds into one or more additional series.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this SAI, the Funds’ Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Funds, shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Sterling Capital Fund which are available for distribution.

Shares of the Funds are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the 1940 Act, shares shall be voted by individual series, (ii) when the Trustees have determined that the matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon, and (iii) only the holders of Class A and Class C Shares will be entitled to vote on matters submitted to shareholder vote with regard to the Distribution Plan applicable to such class.

As used in this SAI, a “vote of a majority of the outstanding Shares” of the Funds or a particular Fund means the affirmative vote, at a meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of shareholders of the Funds or such Fund present at such meeting at which the holders of more than 50% of the votes attributable to the shareholders of record of Sterling Capital Funds or such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of Sterling Capital Funds or such Fund.

SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Funds. However, the Funds’ Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of such disclaimer be given in every agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Declaration of Trust provides for indemnification out of a Fund’s property for all loss and expense of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

The Agreement and Declaration of Trust states further that no Trustee, officer or agent of the Funds shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Funds’ business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Agreement and Declaration of Trust also provides that all persons having any claim against the Trustees or the Funds shall look solely to the assets of the Funds for payment.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted its own policies and procedures governing the disclosure of information about each Fund’s respective Portfolio Holdings.1 It is the policy of each Fund to protect the confidentiality of material, non-public, information about the Fund’s Portfolio Holdings and prevent the selective disclosure of non-public Portfolio Holdings information. Non-public information about a Fund’s portfolio holdings will not be distributed to persons not employed by the Adviser, or its affiliates, or a Fund’s investment sub-adviser(s) (if applicable), unless there is a legitimate business purpose for doing so, and disclosure is made in accordance with the Funds’ portfolio holdings disclosure policies and procedures. No Fund, or affiliate of a Fund (as defined in the 1940 Act), may receive compensation or consideration of any type in connection with the disclosure of information about a Fund’s Portfolio Holdings.

Public Availability of Portfolio Holdings Information

No earlier than ten calendar days after the end of each month, the Funds will make public on such Funds’ Web site a complete schedule of each such Fund’s portfolio holdings. Such information will be current as of the end of the most recent month and will be available on such Funds’ Web site until updated for the next applicable month.

1	For purposes of this section, “Portfolio Holdings” means the portfolio securities and similar instruments owned by a Fund and may include related information about current or recent (“recent” being defined as the time between any public release and the next public release of a Fund’s Portfolio Holdings) trading strategies or details of portfolio management’s expected or recent purchases and sales of particular securities or types of securities. Portfolio Holdings information excludes “Portfolio Characteristics” information as that term is defined in this section.

Ongoing Disclosure Arrangements

Non-public information about a Fund’s Portfolio Holdings may be disclosed on a regular basis to the Fund’s Board of Trustees, independent legal counsel for the Funds, and the Funds’ service providers2 who generally need access to such information in the performance of their contractual duties and responsibilities to the Funds where each such person is subject to duties of confidentiality, including a duty not to share such information with an unauthorized person or trade on such information, imposed by law and/or contract. Any “ongoing arrangement” to make available such information not identified above must be for a legitimate business purpose, the disclosure must in the best interests3 of the Funds and their shareholders, and the recipient of such information will be subject to duties of confidentiality as noted above.

The approval of (1) the Funds’ President or Chief Financial Officer (“CFO”) and (2) the Funds’ CCO must be obtained before entering into any new ongoing arrangement, or materially altering any existing arrangement to make available non-public Portfolio Holdings information. Any such new or materially altered arrangement will be disclosed to the Funds’ Board of Trustees at their next regularly scheduled meeting.

At least annually the Funds’ CCO will provide to the Funds’ Board of Trustees a complete list of all ongoing arrangements to make available non-public Portfolio Holdings information.

Public Disclosure of the Portfolio Characteristics

“Portfolio Characteristics” means aggregated information of a statistical nature that does not identify, directly or indirectly, specific Portfolio Holdings or subsets of holdings (such as top 10 Portfolio Holdings). Portfolio Characteristics include, but are not limited to, (1) descriptions of allocations by asset class, sector, industry, or credit quality; (2) performance- and risk-related statistics such as alpha, beta, r-squared, Sharpe ratio, and standard deviation; (3) descriptive portfolio-level statistics such as maturity, duration, P/E ratio, and median market capitalization; and (4) non-security specific attribution analyses, such as those based on asset class, sector, industry, or country performance.

2	For purposes of this section, “service provider” includes, but is not limited to, each Fund’s investment adviser, investment sub- adviser, administrator, independent registered public accounting firm, custodian, transfer agent, proxy voting service provider, rating and ranking organizations, financial printers, pricing service vendors, independent fund counsel, and third parties that provide analytical, statistical, or consulting services.

3	In determining whether disclosure is in the best interests of the Funds and their shareholders, the Funds’ CCO and either the Funds’ President or CFO shall consider whether any potential conflicts exist between the interests of Fund shareholders, on the one hand, and those of the Funds’ investment adviser, sub-advisers, including their affiliates, or its principal underwriter, on the other.

Portfolio Characteristics may be made available and distributed if the availability of such information is disclosed in the SAI and the distribution of such information is otherwise in accordance with the general principles of the Funds’ portfolio holdings disclosure policies and procedures. Such information, if provided to anyone, shall be made available to any person upon request.

Disclosure to Certain Broker-Dealers

The trading desks of a Fund’s investment adviser and/or sub-adviser(s), periodically may distribute to counterparties and others involved in trade transactions (i.e., brokers and custodians), lists of applicable investments held by their clients (including the Funds) for the purpose of facilitating efficient trading of such investments and receipt of indicative pricing or relevant research. In addition, such trading desks may distribute to third parties, a list of the issuers and securities which are covered by their respective research departments as of a particular date, which may include securities that are held by a Fund as of that date and/or securities that a Fund may purchase or sell in the future; however, in no case will the list specifically identify that a particular issuer or security is currently held by a Fund or that a Fund may purchase or sell an issuer or security in the future.

Disclosure of Similar Separate Account, WRAP or Model Portfolio Information

Some of the separately managed accounts, wrap accounts and model portfolios managed for compensation by the Adviser have the same or substantially similar investment objectives and strategies to those of the Funds, and therefore, the same or substantially similar portfolio holdings. The portfolio holdings of these accounts and/or portfolios are made available to certain parties on a more timely basis than Fund Portfolio Holdings are made publicly available as specified in above. It is possible that any such recipient of these holdings could trade ahead of or against a Fund based on the information received.

MISCELLANEOUS

Sterling Capital Funds may include information in its Annual Reports and Semi-Annual Reports to shareholders that (1) describes general economic trends, (2) describes general trends within the financial services industry or the mutual fund industry, (3) describes past or anticipated portfolio holdings for one or more of the Funds within Sterling Capital Funds, or (4) describes investment management strategies for such Funds. Such information is provided to inform shareholders of the activities of Sterling Capital Funds for the most recent fiscal year or half-year and to provide the views of the Adviser and/or Sterling Capital Funds officers regarding expected trends and strategies.

Sterling Capital Funds is registered with the SEC as a management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Funds.

There is no information beneficial ownership information to report for the Class R6 shares of the Mid Cap Relative Value Fund because the R6 Class had not yet commenced operations as of the date of this Statement of Additional Information.

Many states have unclaimed property rules that provide for transfer to the sate (also known as “escheatment”) of unclaimed property under various circumstances. These circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office as undeliverable), or a combination of both inactivity and returned mail. If a Fund identifies property as unclaimed, it will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state after the passage of a certain period of time (as required by applicable state law).

If you are a resident of the State of Texas, you may designate a representative to receive escheatment notifications by completing and submitting a designation form, which you can find on the website of the Texas Comptroller. Designating such a representative may be beneficial, since Texas law provides that the escheatment period will cease if the representative, after receiving an escheatment notification regarding your account, communicates knowledge of your location and confirms that you have not abandoned your account. You can mail a completed designation form to a Fund (if you hold shares directly with a Fund) or to your financial intermediary (if you do not hold shares directly with a Fund).

The Prospectuses of the Funds and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

FINANCIAL STATEMENTS

Audited Financial Statements included in Form N-CSR as of September 30, 2024 are incorporated by reference to the Annual Report to Shareholders, dated as of September 30, 2024, which has been previously sent to shareholders of each Fund pursuant to the 1940 Act and previously filed with the SEC. A copy of the Annual Report and the Funds’ latest Semi-Annual Report and Form N-CSR may be obtained without charge by contacting Sterling Capital Funds c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246 or by telephoning toll-free at 1-800-228-1872.

APPENDIX A

The nationally recognized statistical rating organizations (individually, an “NRSRO”) that may be utilized by the Funds with regard to portfolio investments for the Fund include, but are not limited to, Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), Fitch, Inc. (“Fitch”), DBRS Morningstar (“DBRS”), Japan Credit Rating Agency, Ltd. (“JCR”), A.M. Best Company, Inc. (“Best’s”), and Rating and Investment Information, Inc. (“R&I”). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Fund and the description of each NRSRO’s ratings are as of the date of this SAI, and may subsequently change.

LONG - TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds)

Description of the six highest long-term obligation ratings by Moody’s (Moody’s appends numerical modifiers (1, 2, and 3) to each generic rating classification, with the exception of “Aaa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.):

Aaa	Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated “B” are considered speculative and are subject to high credit risk.

Description of the six highest long-term issue credit ratings by S&P (The ratings, with the exception of “AAA,” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories):

AAA	An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB;	B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB	An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

Description of the six highest international long-term credit ratings by Fitch (The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-Term IDR category):

AAA	Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, flexibility exists that supports the servicing of financial commitments.

B	Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

Description of the six highest long-term obligations rating categories by DBRS (All rating categories other than “AAA” also contain subcategories “(high)” and “(low).” The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category):

AAA	Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA	Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

A	Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB	Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB	Speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events. B Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

Description of the six highest long-term debt ratings by JCR (A plus (+) or minus (-) sign may be affixed to the rating symbols from “AA” to “B” to indicate relative standing within each of those rating scales.):

AAA	The highest level of certainty of an obligor to honor its financial obligations. AA A very high level of certainty to honor the financial obligations.

A	A high level of certainty to honor the financial obligations.

BBB	An adequate level of certainty to honor the financial obligations. However, this certainty is more likely to diminish in the future than with the higher rating categories.

BB	Although the level of certainty to honor the financial obligations is not currently considered problematic, this certainty may not persist in the future.

B	A low level of certainty to honor the financial obligations, giving cause for concern.

Description of the six highest long-term debt ratings by Best’s (Certain ratings, including “aa” and “a,” may be enhanced with a plus (+) or minus (-) sign to indicate whether credit quality is near the top or bottom of a category. A rating can also be assigned an Under Reviewer modifier (“u”) that generally is event-driven and indicates that the company’s rating opinion is under review and may be subject to near-term change. Ratings prefixed with an (“i”) denote indicative ratings.):

aaa	Exceptional. Assigned to entities that have, in Best’s opinion, an exceptional ability to meet their ongoing senior financial obligations. aa Superior. Assigned to entities that have, in Best’s opinion, a superior ability to meet their ongoing senior financial obligations.

a	Excellent. Assigned to entities that have, in Best’s opinion, an excellent ability to meet their ongoing senior financial obligations.

bbb	Good. Assigned to entities that have, in Best’s opinion, a good ability to meet their ongoing senior financial obligations.

bb	Fair. Assigned to entities that have, in Best’s opinion, a fair ability to meet their ongoing senior financial obligations. Credit quality is vulnerable to adverse changes in industry and economic conditions.

b	Marginal. Assigned to entities that have, in Best’s opinion, a marginal ability to meet their ongoing senior financial obligations. Credit quality is vulnerable to adverse changes in industry and economic conditions.

Description of the six highest long-term debt ratings by R&I (A plus (+) or minus (-) sign may be appended to the categories, except for “AAA,” indicate relative standing within each rating category.):

AAA	Highest creditworthiness supported by many excellent factors. AA Very high creditworthiness supported by some excellent factors.

A	High creditworthiness supported by a few excellent factors.

BBB	Creditworthiness is sufficient, though some factors require attention in times of major environmental changes.

BB	Creditworthiness is sufficient for the time being, though some factors require due attention in times of environmental changes.

B	Creditworthiness is questionable and some factors require constant attention.

SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

Moody’s description of its short-term debt ratings:

P-1: Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.

P-2: Ratings of rated Prime-2 reflect a strong ability to repay short-term debt obligations.

P-3: Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P’s description of its short-term issue credit ratings:

A-1	A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2	A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3	A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B	A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D	A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Description of the six highest international short-term credit ratings by Fitch:

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

DBRS’ description of its six highest short-term debt ratings:

R-1	(high) Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1	(middle) Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1	(low) Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favourable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2	(high) Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2	(middle) Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2	(low) Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

JCR’s description of its short-term debt ratings:

J-1	The highest level of certainty of an obligor to honor its short-term financial obligations. Within this rating category, obligations for which the certainty is particularly high are indicated by the symbol J-1+.

J-2	A high level of certainty to honor the short-term financial obligations, but slightly less than J-1.

J-3	An adequate level of certainty of an obligor to honor its short-term financial obligations, but susceptible to adverse changes in circumstances.

NJ	The certainty of an obligor to honor its short-term financial obligations is less than in the upper-ranking categories.

LD	JCR judges that while an obligor does not honor part of the agreed to financial obligations, but it honors all its other agreed to financial obligations.

D	JCR judges that all the financial obligations are, in effect, in default.

Best’s description of its short-term debt ratings (A rating can also be assigned an Under Reviewer modifier (“u”) that generally is event-driven and indicates that the company’s rating opinion is under review and Best’s rating may be subject to near-term change. Ratings prefixed with an “i” denote indicative ratings.):

AMB-1+	Strongest. Assigned to entities that have, in Best’s opinion, the strongest ability to repay their short-term financial obligations.

AMB-1	Outstanding. Assigned to entities that have, in Best’s opinion, an outstanding ability to repay their short-term financial obligations.

AMB-2	Satisfactory. Assigned to entities that have, in Best’s opinion, a satisfactory ability to repay their short-term financial obligations.

AMB-3	Adequate. Assigned to entities that have, in Best’s opinion, an adequate ability to repay their short-term financial obligations; however, adverse industry or economic conditions likely will reduce their capacity to meet their financial commitments.

AMB-4	Questionable. Assigned to entities that have, in Best’s opinion, questionable credit quality and are vulnerable to adverse economic or other external changes, which could have a marked impact on their ability to meet their financial commitments.

d	Assigned to entities (excluding insurers) that are in default or when a bankruptcy petition or similar action has been filed and made public.

R&I’s description of its short-term debt ratings (A plus (+) sign may be appended to the “a-1” category to indicate a particularly high level of the certainty.):

a-1	Certainty of the fulfillment of a short-term obligation is high.

a-2	Certainty of the fulfillment of a short-term obligation is high, though some factors require attention.

a-3	Certainty of the fulfillment of a short-term obligation is sufficient for the time being, though some factors require attention in times of major environmental changes.

b	Certainty of the fulfillment of a short-term obligation is not equal to that of a short-term obligation rated in the “a” categories and some factors require attention.

c	The lowest rating. A short-term obligation is in default or is highly likely to default.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS

Moody’s description of its two highest short-term loan and municipal note ratings:

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

APPENDIX B

1.	Scope

Rule 206(4)-7 of the Investment Advisers Act of 1940, as amended (the Advisers Act) requires Sterling Capital Management LLC (Sterling or the Firm) to adopt, maintain and annually review policies and procedures reasonably designed to prevent violation of the Advisers Act and the rules thereunder.

2.	Policy

2.1.	Proxy Voting

When Sterling has proxy voting authority for securities held in client accounts, Sterling has an obligation to monitor corporate events and to take appropriate action on client proxies that come to its attention. Sterling’s investment management agreement generally states that decisions on the voting of proxies are made by Sterling regarding discretionary assets unless the client otherwise reserves the right to vote. To comply with Rule 206(4)-6 of the Adviser Act (the Proxy Voting Rule), Sterling:

●	Adopted and implemented this Policy and the SCM Proxy Voting Procedures which are reasonably designed to ensure that Sterling votes proxies in the best interests of its clients;
●	Ensures that the written policies and procedures address material conflicts that may arise between the interests of Sterling and its clients;
●	Describes proxy voting policies and procedures to clients in Sterling’s Form ADV 2A and upon request furnishes a copy of the policies and procedures to the requesting client;
●	Discloses to clients how to obtain information from Sterling about how we voted their proxies.

2.1.a.	Proxy Group

Sterling’s Proxy Group is responsible for establishing policies and procedures designed to enable Sterling to ethically and effectively fulfill its fiduciary obligation to vote all applicable proxies on behalf of client accounts. The Proxy Group is responsible for reviewing and reaffirming the Proxy Voting Guidelines. In addition, the Proxy Group reviews this Policy at least annually and reviews the proxy voting process, including the engagement of a service provider, to ensure it is running effectively and in accordance with this Policy.

2.1.b.	Engagement of a Service Provider

The Proxy Group has engaged an Industry Service Provider (ISP) to: (i) provide research and vote recommendations; (ii) perform administrative tasks of receiving proxies and proxy statements; (iii) submit votes on behalf of Sterling; (iv) retain proxy voting records and information; and (v) report to Sterling on its activities. Sterling retains final authority and fiduciary responsibility for the voting of proxies. The Proxy Group has adopted the ISP’s Proxy Guidelines (the Guidelines). By following the ISP’s Guidelines, Sterling seeks to mitigate potential conflicts of interest Sterling may have with respect to the proxies.

2.1.c.	Overriding the ISP Recommendation

If a Portfolio Manager or Analyst (collectively, Investment Professional) reviews the ISP’s vote recommendation and determines that it is in the best interest of Sterling’s clients who hold the security to reject the vote recommendation set-forth by the ISP, the Investment Professional inputs and saves the supporting rationale for voting against the ISP’s recommendation and votes the proxy within the ISP’s web-based application. The vote override will apply to all shares for which Sterling has the authority to vote, except for any security held in a Sterling strategy that contains a specific investment objective for which the vote override should not apply.

2.1.d.	Conflicts of Interest

In certain circumstances Sterling may have a relationship with an issuer that could pose a conflict of interest when voting shares of that issuer on behalf of clients. Examples of material conflicts include:

●	An issuer that contributes 5% or more of the Firm’s overall revenues;
●	An issuer that accounts for 5% or more of the Firm’s overall expenses;
●	An issuer where a Sterling Teammate serves on the board;
●	An issuer that is an affiliate of Sterling (e.g., Guardian Capital Group Limited or Affiliated Funds).

If Sterling has a material conflict of interest with the issuer, the proxy will be voted according to the ISP’s recommendation and will not be overridden.

2.1.e.	Instances Where Sterling May Not Vote Proxies

Sterling may be unable to vote or may determine to refrain from voting in certain circumstances. The following highlights some potential instances in which a proxy may not be voted:

2.1.e.1.	Proxy Voting When a Client No Longer Owns the Security

When Sterling takes over management of an account, the existing securities in the account may be sold. However, if the client was a shareholder of record on the execution date, Sterling may receive proxies for these securities. In these instances, Sterling will not vote such proxies as the companies are no longer held in the client’s account and have no economic value for the client.

2.1.e.2.	Quorum Blocking Proxy

Sterling may choose not to vote a proxy if it believes it would be the client’s interest to make it difficult for the issuer to obtain a quorum. Sterling feels that the cost of voting these proxies outweighs any possible benefit to the client.

2.1.e.3.	Share Blocking Proxy

Voting in certain countries requires “share blocking”. Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the client’s custodian banks. Sterling may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where Sterling wants to retain the ability to trade shares, Sterling may abstain from voting those shares.

2.1.e.4.	Securities Lending

If a client lends securities, Sterling will vote the securities’ shares as reported by client’s custodian. There may be instances, depending on the portfolio, for which Sterling does not vote proxies. In addition, clients may direct a vote for a particular solicitation.

2.1.e.5.	Other Considerations

In limited circumstances, other market specific impediments to voting shares may limit Sterling’s ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut- off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, Sterling votes securities on a best-efforts basis.

2.1.f.	Providing Information Regarding Sterling’s Proxy Voting Process

At the beginning of a new client relationship the client is provided with a copy of Sterling’s Form ADV 2A which includes a summary of Sterling’s proxy voting process. The summary indicates that a copy of this Policy is available upon request and includes instructions for requesting a copy of this Policy or information regarding how a client's proxies were voted.

2.1.g.	Annual Report of Proxy Voting Records

All mutual funds, Exchange Traded Funds (ETFs), and other registered companies (collectively, “Funds”) and Institutional Investment Managers are required to file a Form N-PX with the SEC containing the proxy voting record for the most recent 12-month period ending June 30th. Form N- PX must be filed no later than August 31st of each year.

2.3.g.i.	Fund Reporting

Every Fund is required to file its proxy voting record and report information for each matter relating to a portfolio security considered at any shareholder meeting held during the reporting period and with respect to which the Fund was entitled to vote.

Sterling obtains the proxy voting record for all votes cast on behalf of the Funds managed by Sterling during the applicable reporting period from the ISP and provides the Form N-PX to the applicable Fund Administrator. The Fund Administrator is responsible for filing the Form N-PX with the SEC via the Edgar system. Sterling posts the voting records, or a direct link to the Form N-PX on Edgar, on the Funds’ website. In addition, shareholders may request a copy of the Funds’ Form N-PX by contacting the number listed in the Funds’ Statement of Additional Information (SAI).

2.3.g.ii.	Institutional Investment Manager Reporting

Each person who is an Institutional Investment Manager is required to file its proxy voting record related to executive compensation (or “say-on-pay”) matters for a portfolio security held during the reporting period and with respect to which the Institutional Investment Manager exercised voting power.

Sterling obtains the proxy voting record for all say-on-pay matters for portfolio securities managed by Sterling during the applicable reporting period from the ISP and files, or has a filing agent file, the Form N-PX with the SEC via the Edgar system. In addition, Sterling will provide a client with their voting record upon request.

SAIMCRV52025

PART C. OTHER INFORMATION

Item 28. Exhibits

(a)	(1)	Amended and Restated Agreement and Declaration of Trust dated February 1, 2011 is incorporated by reference to Exhibit (a)(1) to Post-Effective Amendment No. 68 to the Registration Statement of the Registrant on Form N-1A (filed January 28, 2011).

	(2)	Amendment No. 1 to Amended and Restated Agreement and Declaration of Trust dated April 5, 2016 is incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 119 to the Registration Statement of the Registrant on Form N-1A (filed April 28, 2016).

(b)	(1)	Amended and Restated Bylaws dated November 19, 2015 is incorporated by reference to Exhibit (b)(1) to Post-Effective Amendment No. 116 to the Registration Statement of the Registrant on Form N-1A (filed November 30, 2015).

(c)	(1)	Article III; Article V; Article VIII, Section 4; and Article IX, Sections 1, 4, 5, and 7 of the Amended and Restated Agreement and Declaration of Trust are incorporated by reference to Exhibit (a)(1) to Post-Effective Amendment No. 68 to the Registration Statement of the Registrant on Form N-1A (filed January 28, 2011).

	(2)	Article 9; Article 10, Section 6; and Article 11 of the By-laws responsive to this item are incorporated by reference to Exhibit (b)(1) to Post-Effective Amendment No. 55 to the Registration Statement of the Registrant on Form N-1A (filed April 27, 2007).

(d)	(1)	Investment Advisory Agreement between the Registrant and Sterling Capital Management LLC dated July 2, 2024, is incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 156 to the Registration Statement of the Registration on Form N-1A (filed January 28, 2025).

(e)	(1)	Distribution Agreement among the Registrant, Sterling Capital Management LLC and Sterling Capital Distributors, LLC dated February 1, 2016 is incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 119 to the Registration Statement of the Registrant on Form N-1A (filed April 28, 2016).

		(i)	Amendment to Distribution Agreement dated September 1, 2016 is incorporated by reference to Exhibit (e)(1)(i) to Post-Effective Amendment No. 123 to the Registration Statement of the Registrant on Form N-1A (filed September 29, 2016).

		(ii)	Amendment to Distribution Agreement dated March 1, 2017 is incorporated by reference to Exhibit (e)(1)(ii) to Post-Effective Amendment No. 131 to the Registration Statement of the Registrant on Form N-1A (filed April 4, 2017).

(e)	(2)	Distribution Agreement among the Registrant, Sterling Capital Management LLC and Sterling Capital Distributors, LLC dated May 31, 2017 is incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 135 to the Registration Statement of the Registrant on Form N-1A (filed November 28, 2017).

		(i)	Amendment to Distribution Agreement dated August 24, 2017 is incorporated by reference to Exhibit (e)(2)(i) to Post-Effective Amendment No. 135 to the Registration Statement of the Registrant on Form N-1A (filed November 28, 2017).

(ii)	Second Amendment to Distribution Agreement dated May 18, 2018 is incorporated by reference to Exhibit (e)(2)(ii) to Post-Effective Amendment No. 140 to the Registration Statement of the Registrant on Form N-1A (filed November 29, 2018).

(iii)	Third Amendment to Distribution Agreement dated February 1, 2021 is incorporated by reference to Exhibit (e)(2)(iii) to Post-Effective Amendment No. 148 to the Registration Statement of the Registrant on Form N-1A (filed November 23, 2021).

(e)	(3)	Distribution Agreement among the Registrant, Sterling Capital Management LLC and Sterling Capital Distributors, LLC dated September 30, 2021 is incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 148 to the Registration Statement of the Registrant on Form N-1A (filed November 23, 2021).

(e)	(4)	Distribution Services Agreement among the Registrant, Sterling Capital Management LLC and Sterling Capital Distributors, LLC dated February 1, 2016 is incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 119 to the Registration Statement of the Registrant on Form N-1A (filed April 28, 2016).

(f)		Not applicable.

(g)	(1)	Custody Agreement between the Registrant and U.S. Bank N.A. dated August 31, 2006 is incorporated by reference to Exhibit (g)(6) to Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A (filed December 18, 2006).

		(i)	Revised Exhibit C to Custody Agreement is incorporated by reference to Exhibit (g)(2)(i) to Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A (filed January 31, 2007).

		(ii)	Amendment to the Custody Agreement dated December 2, 2008 is incorporated by reference to Exhibit (g)(1)(ii) to Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A (filed January 28, 2009).

		(iii)	Amendment to the Custody Agreement dated February 1, 2010 is incorporated by reference to Exhibit (g)(2)(iii) to Post-Effective Amendment No. 66 to the Registration Statement of the Registrant on Form N-1A (filed April 29, 2010).

		(iv)	Amendment to the Custody Agreement dated May 1, 2010, including Schedule D, is incorporated by reference to Exhibit (g)(1)(iv) to Post-Effective Amendment No. 67 to the Registration Statement of the Registrant on Form N-1A (filed November 29, 2010).

		(v)	Amendment to the Custody Agreement dated October 1, 2010 is incorporated by reference to Exhibit (g)(2)(v) to Post-Effective Amendment No. 68 to the Registration Statement of the Registrant on Form N-1A (filed January 28, 2011).

		(vi)	Amendment to the Custody Agreement dated February 1, 2011 is incorporated by reference to Exhibit (g)(2)(vi) to Post-Effective Amendment No. 74 to the Registration Statement of the Registrant on Form N-1A (filed June 29, 2011).

(vii)	Amendment to the Custody Agreement dated June 14, 2011 is incorporated by reference to Exhibit (g)(2)(vii) to Post-Effective Amendment No. 74 to the Registration Statement of the Registrant on Form N-1A (filed June 29, 2011).

		(viii)	Amendment to the Custody Agreement dated November 20, 2012 is incorporated by reference to Exhibit (g)(2)(viii) to Post-Effective Amendment No. 88 to the Registration Statement of the Registrant on Form N-1A (filed November 19, 2012).

		(ix)	Amendment to the Custody Agreement dated December 12, 2013 is incorporated by reference to Exhibit (g)(1)(ix) to Post-Effective Amendment No. 102 to the Registration Statement of the Registrant on Form N-1A (filed January 29, 2014).

		(x)	Amendment to the Custody Agreement dated November 21, 2014 is incorporated by reference to Exhibit (g)(1)(x) to Post-Effective Amendment No. 108 to the Registration Statement of the Registrant on Form N-1A (filed January 29, 2015).

		(xi)	Amendment to the Custody Agreement dated August 20, 2015 is incorporated by reference to Exhibit (g)(1)(xi) to Post-Effective Amendment No. 116 to the Registration Statement of the Registrant on Form N-1A (filed November 30, 2015).

		(xii)	Amendment to Custody Agreement dated September 7, 2016 is incorporated by reference to Exhibit (g)(1)(xii) to Post-Effective Amendment No. 123 to the Registration Statement of the Registrant on Form N-1A (filed September 29, 2016).

		(xiii)	Amendment to Custody Agreement dated October 9, 2018 is incorporated by reference to Exhibit (g)(1)(xiii) to Post-Effective Amendment No. 140 to the Registration Statement of the Registrant on Form N-1A (filed November 29, 2018).

(h)	(1)	Administration Agreement between the Registrant and Sterling Capital Management LLC dated October 1, 2010 is incorporated by reference to Exhibit (h)(1) to Post-Effective Amendment No. 67 to the Registration Statement of the Registrant on Form N-1A (filed November 29, 2010).

		(i)	Amendment to Administration Agreement dated June 29, 2011 is incorporated by reference to Exhibit (h)(1)(i) to Post-Effective Amendment No. 74 to the Registration Statement of the Registrant on Form N-1A (filed June 29, 2011).

		(ii)	Amendment to Administration Agreement dated November 18, 2011 is incorporated by reference to Exhibit (h)(1)(ii) to Post-Effective Amendment No. 78 to the Registration Statement of the Registrant on Form N-1A (filed January 17, 2012).

(iii)	Amendment to Administration Agreement dated July 1, 2012 is incorporated by reference to Exhibit (h)(1)(iii) to Post-Effective Amendment No. 87 to the Registration Statement of the Registrant on Form N-1A (filed September 7, 2012).

(iv)	Amendment to Administration Agreement dated November 20, 2012 is incorporated by reference to Exhibit (h)(1)(iv) to Post-Effective Amendment No. 88 to the Registration Statement of the Registrant on Form N-1A (filed November 19, 2012).

(v)	Amendment to Administration Agreement dated November 15, 2012 is incorporated by reference to Exhibit (h)(1)(v) to Post-Effective Amendment No. 91 to the Registration Statement of the Registrant on Form N-1A (filed January 30, 2013).

(vi)	Amendment to Administration Agreement dated December 12, 2013 is incorporated by reference to Exhibit (h)(1)(vi) to Post-Effective Amendment No. 102 to the Registration Statement of the Registrant on Form N-1A (filed January 29, 2014).

(vii)	Amendment to Administration Agreement dated November 28, 2014 is incorporated by reference to Exhibit (h)(1)(vii) to Post-Effective Amendment No. 108 to the Registration Statement of the Registrant on Form N-1A (filed January 29, 2015).

(viii)	Amendment to Administration Agreement dated August 20, 2015 is incorporated by reference to Exhibit (h)(1)(viii) to Post-Effective Amendment No. 116 to the Registration Statement of the Registrant on Form N-1A (filed November 30, 2015).

(ix)	Amendment to Administration Agreement dated November 19, 2015 is incorporated by reference to Exhibit (h)(1)(ix) to Post-Effective Amendment No. 116 to the Registration Statement of the Registrant on Form N-1A (filed November 30, 2015).

(x)	Amendment to Administration Agreement dated August 25, 2016 is incorporated by reference to Exhibit (h)(1)(x) to Post-Effective Amendment No. 123 to the Registration Statement of the Registrant on Form N-1A (filed September 29, 2016).

(xi)	Amendment to Administration Agreement dated February 28, 2018 is incorporated by reference to Exhibit (h)(1)(xi) to Post-Effective Amendment No. 140 to the Registration Statement of the Registrant on Form N-1A (filed November 29, 2018).

	(2)	Sub-Administration Agreement between Sterling Capital Management, LLC and Ultimus Fund Solutions, LLC dated August 26, 2024, is incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 156 to the Registration Statement of the Registration on Form N-1A (filed January 28, 2025).

	(3)	Master Services Agreement between Sterling Capital Funds and Ultimus Fund Solutions dated August 26, 2024, is incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 156 to the Registration Statement of the Registration on Form N-1A (filed January 28, 2025).

	(4)	BlackRock Rule 12d1-4 Fund of Funds Investment Agreement is incorporated by reference to Exhibit (h)(7) to Post-Effective Amendment No. 149 to the Registration Statement of the Registrant on Form N-1A (filed January 28, 2022).

(i)	(1)	Opinion of Ropes & Gray LLP, for Sterling Capital Stratton Mid Cap Value Fund, Sterling Capital Stratton Real Estate Fund and Sterling Capital Stratton Small Cap Value Fund, is incorporated by reference to Exhibit (i) to Post-Effective Amendment No. 114 to the Registration Statement of the Registrant on Form N-1A (filed July 23, 2015).

(i)	(2)	Opinion of Ropes & Gray LLP is incorporated by reference to Exhibit (i) to Post-Effective Amendment No. 108 to the Registration Statement of the Registrant on Form N-1A (filed January 29, 2015).

(i)	(3)	Opinion of Ropes & Gray LLP is incorporated by reference to Exhibit (i)(3) to Post-Effective Amendment No. 123 to the Registration Statement of the Registrant on Form N-1A (filed September 29, 2016).

(i)	(4)	Opinion of Ropes & Gray LLP is incorporated by reference to Exhibit (i)(4) to Post-Effective Amendment No. 132 to the Registration Statement of the Registrant on Form N-1A (filed April 4, 2017).

(i)	(5)	Opinion of Ropes & Gray LLP is incorporated by reference to Exhibit (i)(4) to Post-Effective Amendment No. 137 to the Registration Statement of the Registrant on Form N-1A (filed January 25, 2018).

(i)	(6)	Opinion of Ropes & Gray LLP is incorporated by reference to Exhibit (i)(6) to Post-Effective Amendment No. 147 to the Registration Statement of the Registrant on Form N-1A (filed January 27, 2021).

(i)	(7)	Opinion of Ropes & Gray LLP relating to Class R6 Shares of the Sterling Capital Mid Cap Relative Value Fund to be filed by amendment.

(j)	(1)	Consent of Independent Auditor to be filed by amendment.

(j)	(2)	Consent of ACA Performance Services, LLC is incorporated by reference to Exhibit (j)(2) to Post-Effective Amendment No. 123 to the Registration Statement of the Registrant on Form N-1A (filed September 29, 2016).

(k)		Not applicable.

(l)		Not applicable.

(m)	(1)	Amended and Restated Distribution and Shareholder Services Plan dated October 14, 2009 is incorporated by reference to Exhibit No. (m)(1) to Post-Effective Amendment No. 64 to the Registration Statement of the Registrant on Form N-1A (filed January 28, 2010).

		(i) Revised Schedule A to Amended and Restated Distribution and Shareholder Services Plan as amended and restated February 1, 2010 is incorporated by reference to Exhibit (m)(1)(i) to Post-Effective Amendment No. 64 to the Registration Statement of the Registrant on Form N-1A (filed January 28, 2010).

		(ii) Amended and Restated Distribution and Shareholder Services Plan dated November 18, 2011 is incorporated by reference to Exhibit (m)(1)(ii) to Post-Effective Amendment No. 78 to the Registration Statement of the Registrant on Form N-1A (filed January 17, 2012).

(iii)	Amended and Restated Distribution and Shareholder Services Plan is incorporated by reference to Exhibit (m)(1)(iii) to Post-Effective Amendment No. 88 to the Registration Statement of the Registrant on Form N-1A (filed November 19, 2012).

(iv)	Amended and Restated Distribution and Shareholder Services Plan dated November 15, 2012 is incorporated by reference to Exhibit (m)(1)(iv) to Post-Effective Amendment No. 91 to the Registration Statement of the Registrant on Form N-1A (filed January 30, 2013).

(v)	Amended and Restated Distribution and Shareholder Services Plan dated December 12, 2013 is incorporated by reference to Exhibit (m)(1)(v) to Post-Effective Amendment No. 102 to the Registration Statement of the Registrant on Form N-1A (filed January 29, 2014).

(vi)	Amended and Restated Distribution and Shareholder Services Plan dated November 25, 2014 is incorporated by reference to Exhibit (m)(1)(vi) to Post-Effective Amendment No. 108 to the Registration Statement of the Registrant on Form N-1A (filed January 29, 2015).

(vii)	Amended and Restated Distribution and Shareholder Services Plan dated August 20, 2015 is incorporated by reference to Exhibit (m)(1)(vii) to Post-Effective Amendment No. 116 to the Registration Statement of the Registrant on Form N-1A (filed November 30, 2015).

(viii)	Amended and Restated Distribution and Shareholder Services Plan dated August 25, 2016 is incorporated by reference to Exhibit (m)(1)(viii) to Post-Effective Amendment No. 123 to the Registration Statement of the Registrant on Form N-1A (filed September 29, 2016).

(ix)	Amended and Restated Distribution and Shareholder Services Plan dated March 1, 2017 is incorporated by reference to Exhibit (m)(1)(ix) to Post-Effective Amendment No. 131 to the Registration Statement of the Registrant on Form N-1A (filed April 4, 2017).

(n)	(1)	Multiple Class Plan effective February 1, 2010 is incorporated by reference to Exhibit (n)(1) to Post-Effective Amendment No. 63 to the Registration Statement of the Registrant on Form N-1A (filed November 25, 2009).

		(i)	Amendment to Multiple Class Plan dated June 29, 2011 is incorporated by reference to Exhibit (n)(1)(i) to Post-Effective Amendment No. 74 to the Registration Statement of the Registrant on Form N-1A (filed June 29, 2011).

		(ii)	Amendment to Multiple Class Plan dated November 18, 2011 is incorporated by reference to Exhibit (n)(1)(ii) to Post-Effective Amendment No. 78 to the Registration Statement of the Registrant on Form N-1A (filed January 17, 2012).

		(iii)	Amendment to Multiple Class Plan dated November 20, 2012 is incorporated by reference to Exhibit (n)(1)(iii) to Post-Effective Amendment No. 88 to the Registration Statement of the Registrant on Form N-1A (filed November 19, 2012).

		(iv)	Amendment to Multiple Class Plan dated November 15, 2012 is incorporated by reference to Exhibit (n)(1)(iv) to Post-Effective Amendment No. 89 to the Registration Statement of the Registrant on Form N-1A (filed November 29, 2012).

		(v)	Amendment to Multiple Class Plan is incorporated by reference to Exhibit (n)(1)(v) to Post-Effective Amendment No. 100 to the Registration Statement of the Registrant on Form N-1A (filed December 12, 2013).

		(vi)	Amendment to Multiple Class Plan dated November 19, 2014 is incorporated by reference to Exhibit (n)(1)(vi) to Post-Effective Amendment No. 108 to the Registration Statement of the Registrant on Form N-1A (filed January 29, 2015).

		(vii)	Amendment to Multiple Class Plan dated August 20, 2015 is incorporated by reference to Exhibit (n)(1)(vi) to Post-Effective Amendment No. 116 to the Registration Statement of the Registrant on Form N-1A (filed November 30, 2015).

(viii)	Amendment to Multiple Class Plan dated August 25, 2016 is incorporated by reference to Exhibit (n)(1)(vii) to Post-Effective Amendment No. 123 to the Registration Statement of the Registrant on Form N-1A (filed September 29, 2016).

		(ix)	Amendment to Multiple Class Plan dated March 1, 2017 is incorporated by reference to Exhibit (n)(1)(ix) to Post-Effective Amendment No. 131 to the Registration Statement of the Registrant on Form N-1A (filed April 4, 2017).

		(x)	Amendment to Multiple Class Plan dated August 24, 2017 is incorporated by reference to Exhibit (n)(1)(x) to Post-Effective Amendment No. 135 to the Registration Statement of the Registrant on Form N-1A (filed November 28, 2017).

		(xi)	Amendment to Multiple Class Plan dated November 15, 2018 is incorporated by reference to Exhibit (n)(1)(xi) to Post-Effective Amendment No. 140 to the Registration Statement of the Registrant on Form N-1A (filed November 29, 2018).

		(xii)	Amendment to Multiple Class Plan dated February 26, 2020 is incorporated by reference to Exhibit (n)(1)(xii) to Post-Effective Amendment No. 147 to the Registration Statement of the Registrant on Form N-1A (filed January 27, 2021).

		(xiii)	Amendment to Multiple Class Plan dated February 24, 2021 is incorporated by reference to Exhibit (n)(1)(xiii) to Post-Effective Amendment No. 150 to the Registration Statement of the Registrant on Form N-1A (filed November 29, 2022).

		(xiv)	Amendment to Multiple Class Plan dated February 23, 2022 is incorporated by reference to Exhibit (n)(1)(xiv) to Post-Effective Amendment No. 150 to the Registration Statement of the Registrant on Form N-1A (filed November 29, 2022).

(p)	(1)	Code of Ethics for Sterling Capital Funds dated November 8, 1994 and amended August 24, 2016 is incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 125 to the Registration Statement of the Registrant on Form N-1A (filed November 29, 2016).

	(2)	Amended Code of Ethics for Sterling Capital Management LLC dated August 30, 2019 is incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 143 to the Registration Statement of the Registrant on Form N-1A (filed November 26, 2019).

Item 29. Persons Controlled By or Under Common Control with Registrant

None.

Item 30. Indemnification

Article VIII, Sections 1 and 2 of the Registrant’s Amended and Restated Agreement and Declaration of Trust provides as follows:

Trustees, Officers, etc.

Section 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

Compromise Payment

Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that his action was in the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involved such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person acted in good faith in the reasonable belief that his action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reasons of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust and that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

The Trust has also entered into agreements with each of its trustees pursuant to which each of the Funds has agreed to indemnify each Trustee to the maximum extent permitted by applicable law against any liability and expense incurred by the Trustee by reason of the Trustee being or having been a Trustee.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. Indemnification for the Registrant’s principal underwriter is provided for in the Underwriting Agreement incorporated herein by reference as Exhibit (e)(1). The Registrant maintains a directors and officers liability insurance policy. In addition, certain officers and the interested trustee are covered by Guardian Capital Group Limited's directors and officers liability insurance policy.

Item 31. Business and Other Connections of Investment Advisers

Sterling Capital Management LLC (“Sterling Capital”) is the investment adviser for each series of the Registrant (collectively, the “Funds”). Sterling Capital, located at 4350 Congress Street, Suite 1000, Charlotte, NC 28209, is a North Carolina limited liability company and an indirect wholly-owned subsidiary of Guardian Capital, LLC (“Guardian Capital”). Sterling Capital manages and supervises the investment of the Funds’ assets on a discretionary basis, subject to oversight by the Board of Trustees. Sterling Capital has provided investment management services to corporations, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1970. As of September 30, 2024, Sterling Capital had approximately [$77 billion in assets under management].

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature (other than service in subsidiaries of Guardian Capital or in the Registrant) in which each director or senior officer of Sterling Capital is, or at any time during the last two fiscal years has been, engaged for his or her own account or in the capacity of director, officer, employee, partner, or trustee.

Name and Position with Sterling Capital	Other business, profession, vocation, or employment
Robert Bridges, Senior Managing Director and Portfolio Manager	Board of Directors of Bridges Investment Counsel, Inc.; Director and Shareholder of Bridges Investment Fund, Inc.; Director of Bridges Trust Company; Director of Bridges Holding Company; Member, Board of Managers of SCM Investors LLC
Mark M. Montgomery, Senior Managing Director and Portfolio Manager	Member, Board of Managers of SCM Investors LLC
Scott A. Haenni, Senior Managing Director and Chief Executive Officer	Member, Board of Managers of SCM Investors LLC

The principal business address of Bridges Investment Counsel, Inc. is 13333 California Street, Suite 500, Omaha, NE 68154.

The principal business address of SCM Investors LLC is 4350 Congress Street, Suite 1000, Charlotte, NC 28209.

Item 32. Principal Underwriter

Item 32(a)	Sterling Capital Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment company registered under the Investment Company Act of 1940, as amended:

1.	Sterling Capital Funds

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, ME 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Susan L. LaFond	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Treasurer, Vice President, and Chief Compliance Officer	None
Weston Sommers	Three Canal Plaza, Suite 100, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

Item 32(c)	Not applicable.

Item 33. Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are as follows:

(1)	Sterling Capital Funds

434 Fayetteville St., Suite 500

Raleigh, NC 27601

Attention: Secretary

(Registrant)

(2)	Sterling Capital Management LLC

4350 Congress Street, Suite 1000

Charlotte, NC 28209

Sterling Capital Management LLC

434 Fayetteville St., Suite 500

Raleigh NC 27601

(Investment Adviser and Administrator for all Funds)

(3)	U.S. Bank National Association

425 Walnut Street, M.L. CN-OH-W6TC

Cincinnati, OH 45202

(Custodian)

(4)	Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

(Declaration of Trust, Bylaws, Minutes Book, Fund Agreements)

(5)	Ultimus Fund Solutions, LLC.

225 Pictoria Drive

Cincinnati, OH 45246

(Transfer Agent)

(6)	Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Fund Accountant and Sub-Administrator)

(7)	Sterling Capital Distributors, LLC (formerly, Sterling Capital Distributors, Inc.)

Three Canal Plaza, Suite 100

Portland, ME 04101

(Distributor)

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

NOTICE

A copy of the Amended and Restated Agreement and Declaration of Trust dated February 1, 2011, as amended, of the Sterling Capital Funds is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by officers of the registrant as officers and not individually and that the obligations of or arising out of this instrument are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 157 to its Registration Statement under the 1933 Act to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Massachusetts on the 5th day of March, 2025.

STERLING CAPITAL FUNDS

/s/ James T. Gillespie
*James T. Gillespie President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 157 has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ James T. Gillespie	President and Principal Executive Officer	March 5, 2025
* James T. Gillespie

/s/ Todd M. Miller	Treasurer and Principal Financial Officer	March 5, 2025
* Todd M. Miller

/s/ Drew T. Kagan	Trustee	March 5, 2025
*Drew T. Kagan

/s/ Laura C. Bingham	Trustee	March 5, 2025
*Laura C. Bingham

/s/ Scott A. Haenni	Senior Managing Director and Chief Executive Officer	March 5, 2025
*Scott A. Haenni

/s/ Alan G. Priest	Trustee	March 5, 2025
*Alan G. Priest

/s/ Kimberly R. Storms	Trustee	March 5, 2025
*Kimberly R. Storms

/s/ David L. Wedding	Trustee	March 5, 2025
*David L. Wedding

By:	/s/ Thomas R. Hiller
Thomas R. Hiller

*	By Thomas R. Hiller, solely in his capacity as Attorney-in-Fact, pursuant to powers of attorney filed herewith.

POWER OF ATTORNEY

James T. Gillespie, whose signature appears below, does hereby constitute and appoint Thomas R. Hiller, Margaret S. Moore, and Alexandra Oprescu, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Sterling Capital Funds and Sterling Capital Variable Insurance Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: May 1, 2012	/s/ James T. Gillespie
James T. Gillespie

POWER OF ATTORNEY

Drew T. Kagan, whose signature appears below, does hereby constitute and appoint Thomas R. Hiller, Margaret S. Moore, and Alexandra Oprescu, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Sterling Capital Funds and Sterling Capital Variable Insurance Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: May 1, 2012	/s/ Drew T. Kagan
Drew T. Kagan

POWER OF ATTORNEY

Laura C. Bingham, whose signature appears below, does hereby constitute and appoint Thomas R. Hiller, Margaret S. Moore, and Alexandra Oprescu, each individually, her true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Sterling Capital Funds and Sterling Capital Variable Insurance Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: May 1, 2012	/s/ Laura C. Bingham
Laura C. Bingham

POWER OF ATTORNEY

Scott Haenni, whose signature appears below, does hereby constitute and appoint Thomas R. Hiller, Margaret S. Moore, and Gary Brooks, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Sterling Capital Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: October 30, 2023	/s/ Scott Haenni
Scott Haenni

POWER OF ATTORNEY

Alan G. Priest, whose signature appears below, does hereby constitute and appoint Thomas R. Hiller, Margaret S. Moore, and Alexandra Oprescu, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Sterling Capital Funds and Sterling Capital Variable Insurance Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: July 1, 2012	/s/ Alan G. Priest
Alan G. Priest

POWER OF ATTORNEY

Todd M. Miller, whose signature appears below, does hereby constitute and appoint Thomas R. Hiller and Margaret S. Moore, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Sterling Capital Funds and Sterling Capital Variable Insurance Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: January 26, 2015	/s/ Todd M. Miller
Todd M. Miller

POWER OF ATTORNEY

Kimberly R. Storms, whose signature appears below, does hereby constitute and appoint Thomas R. Hiller, Margaret S. Moore, and Gary E. Brooks, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Sterling Capital Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: December 15, 2022	/s/ Kimberly R. Storms
Kimberly R. Storms

POWER OF ATTORNEY

David L. Wedding, whose signature appears below, does hereby constitute and appoint Thomas R. Hiller, Margaret S. Moore, and Gary E. Brooks, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Sterling Capital Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: December 16, 2022	/s/ David L. Wedding
David L. Wedding